As filed with the Securities and Exchange Commission on May 28, 2026

Securities Act Registration No. 333-288204

Investment Company Act Registration No. 811-24098

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

the Securities Act of 1933	☒
Pre-Effective Amendment No. 3
Post-Effective Amendment No.

and/or

REGISTRATION STATEMENT

UNDER

the Investment Company Act of 1940	☒

Amendment No. 3

Man Alternative Income Fund

(Exact Name of Registrant as Specified in Declaration of Trust)

(212) 649-6600

(Registrant’s Telephone Number, Including Area Code)

Lisa Muñoz

c/o Man Solutions LLC

1345 Avenue of the Americas, 21st Floor

New York, New York, 10105

(Name and Address of Agent for Service)

Copies to:

Rajib Chanda, Esq. Anne Choe, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, D.C. 20001 rajib.chanda@stblaw.com anne.choe@stblaw.com	Jonathan H. Gaines, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 jonathan.gaines@stblaw.com

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c), or as follows:

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:  .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:  .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:  .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).
☐

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Prospectus Dated May 28, 2026

PRELIMINARY PROSPECTUS

Man Alternative Income Fund

Class	Ticker Symbol
Class A Shares	MADMX
Class I Shares	MIDMX

The Fund. Man Alternative Income Fund (the “Fund”), a Delaware statutory trust, is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) that continuously offers its common shares of beneficial interest, par value $0.01 per share (“Shares”), and is operated as an “interval fund.”

Investment Objective. The Fund’s investment objectives are to seek to provide high current income and attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns, relative to fixed income securities generally). There can be no assurances that the Fund’s investment objectives will be achieved or that the Fund’s investment program will be successful.

Investment Strategy. Under normal market conditions, the Fund seeks to achieve its investment objectives by directly or indirectly investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in credit and income-oriented investments.

(continued on inside front cover)

Investing in the Fund involves a high degree of risk. See “Risks” beginning on page 36 of this Prospectus. Also, consider the following:

•	The Shares are not listed on any stock exchange, and the Fund does not expect a secondary market in the Shares to develop.

•	This is a “blind pool” offering and thus shareholders will not have the opportunity to evaluate the Fund’s investments before the Fund makes them.

•	Shareholders should generally not expect to be able to sell their Shares (other than through the limited repurchase process), regardless of how the Fund performs.

•	Although the Fund is required to and has implemented a Share repurchase program, only a limited number of Shares will be eligible for repurchase by the Fund.

•	Shareholders should consider that they may not have access to the money they invest for an indefinite period of time.

•

An investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity, therefore an investment in the Fund will not be suitable for an investor if that investor has foreseeable need to access the money they invest. See “Periodic Repurchase Offers and Transfers of Shares.”

•

Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Amended and Restated Declaration of Trust. See “Periodic Repurchase Offers and Transfers of Shares.”

•	Shareholders will bear substantial fees and expenses in connection with their investment. See “Summary of Fund Fees and Expenses.”

•	Because shareholders will be unable to sell their Shares or have them repurchased immediately, shareholders will find it difficult to reduce their exposure on a timely basis during a market downturn.

•

The Fund cannot guarantee that it will make distributions, and if the Fund does, it may fund such distributions from sources other than net investment income, including the sale of assets, borrowings, return of capital or offering proceeds. Although the Fund generally expects to fund distributions from net investment income, the Fund has not established limits on the amounts the Fund may pay from such sources (such sources for distributions may not be available at any particular time and their availability generally is unrelated to the Fund’s performance). A return of capital is not paid from tax earnings or profits and will have the effect of reducing the tax basis of a shareholder’s Shares, such that when a shareholder sells its Shares the sale may be subject to tax, even if the Shares are sold for less than the original purchase price.

•

Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by Man Solutions LLC (“Man Solutions” or the “Adviser”), the Sub-Advisers (as defined below) or their affiliates, that may be subject to reimbursement to the Adviser, the Sub-Advisers or their affiliates. The repayment of any amounts owed to the Fund’s affiliates will reduce future distributions to which shareholders would otherwise be entitled.

•	The Fund expects to use leverage, which will magnify the potential for loss on amounts invested in the Fund. See “Leverage,” and “Risks—Leverage Risk.”

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Offering(1)

	Offering Price to the Public(2)	Proceeds to the Fund, Before Expenses(3)
Class A Shares, per Share	Current NAV	Amount invested at NAV
Class I Shares, per Share	Current NAV	Amount invested at NAV

(notes on inside front cover)

Foreside Financial Services, LLC (the “Distributor”) acts as distributor for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is 190 Middle Street, Suite 301, Portland, ME 04101.

The date of this Prospectus is    , 2026.

(notes from previous page)

(1)

The Distributor acts as the principal underwriter of the Fund’s Shares on a best-efforts basis. The Shares are being offered through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Adviser, Sub-Advisers (as defined below) and/or their affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of shareholders and/or the Fund. These payments will be made out of the Adviser’s, Sub-Advisers’ and/or their affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. The minimum initial investment in the Fund by any investor in Class A Shares is $2,500, the minimum initial investment in the Fund by any investor in Class I Shares is $250,000, and the minimum additional investment in the Fund by any shareholder in Class A Shares and Class I Shares is $1,000. However, the Fund, in its sole discretion, may accept subscriptions for Class I Shares in amounts less than $250,000, but in all cases, the minimum initial subscription for any class of Shares is $2,500. See “Plan of Distribution.”

(2)	Each class of the Fund’s Shares will be issued on a daily basis at a price per share equal to the net asset value (“NAV”) per share for such class.
(3)

No upfront sales load will be paid with respect to Class A Shares or Class I Shares, however, if an investor buys Class A Shares through certain financial intermediaries, they may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class A Shares. Selling agents will not charge such fees on Class I Shares. For Class A Shares, the Fund will also pay to the Distributor a shareholder servicing and distribution fee equal to 0.50% per annum of the average daily value of the Fund’s net assets for the Class A Share, accrued daily and payable monthly, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation. Class I Shares are not subject to any shareholder servicing or distribution fees.

(continued from previous page)

Investment Strategy (continued).

The Fund’s Adviser employs a dynamic, multi-asset credit strategy, allocating capital across investment opportunities within the private, structured and public credit markets (each as further described below). Allocation decisions are made by the Adviser across investment “sleeves” within the Fund’s portfolio. Each sleeve focuses on a specific credit asset class and/or investment style and is managed by a specialist investment team within one or more of the Fund’s Sub-Advisers. The asset classes of each investment sleeve within the portfolio are expected to fall within three general categories of investments: Private Credit, Structured Credit and Public Credit (each, as further described below).

Private Credit. The Fund will invest in a range of less liquid or illiquid private credit investments that are expected to have opportunities for higher yield and/or capital appreciation as compared to more liquid instruments, subject to commensurate illiquidity risk, (“Private Credit”) including: direct loans (i.e., loans to performing companies that are primarily directly originated by the Fund or an affiliate of the Fund but also may be originated by third-party, non-bank lenders such as insurance companies, business development companies, asset management firms (on behalf of their investors), specialty finance companies or alternative lending platforms), real estate loans, credit risk sharing instruments and opportunistic credit investments. Less liquid and illiquid investments are investments that may be subject to delays or restrictions on resale, particularly during times of market turmoil. While the amount of the Fund’s net assets allocated to Private Credit may vary over time, it is anticipated that, under normal circumstances, at least 50% of the Fund’s total assets (net assets, plus any borrowings for investment purposes) will be invested in Private Credit.

Structured Credit. The Fund will also invest in structured credit investment opportunities that provide exposure to diversified pools of income producing assets at potentially higher yields than direct investments in the underlying assets themselves by selecting different investment structure types with different vintages, maturities, and capital structure priorities (“Structured Credit”) including: asset-backed securities (“ABS”), mortgage-backed securities (“MBS”) and collateralized debt obligations (“CDOs”), including collateralized mortgage obligations (“CMOs”) and other fixed and floating or variable rate obligations.

Public Credit. The Fund will invest in public fixed-income securities across several investment sectors and instruments. Through these investments, the Fund will seek to invest in liquid, less liquid and illiquid credit investments that present what the Sub-Adviser believes are attractive investment returns, and certain of the investments may also be used for cash management, liquidity for the Fund’s quarterly repurchase offers, and other uses (“Public Credit”). The Fund’s Public Credit includes the following: high yield investments, broadly syndicated loans, investment grade corporate bonds, exchange traded funds (“ETFs”), interest only (“IO”) securities, publicly traded business development companies (“BDCs”), and U.S. Governmental debt securities. See “Risks—Below Investment Grade Risk” and “Risks—Syndicated Loans Risk.”

The Fund may invest in issuers located in the United States and non-U.S. countries, including emerging market countries. See “Risks—Emerging Markets Investments Risk.” The Fund intends to invest across multiple credit sectors. The Fund is not required to invest in any of these Public Credit opportunities at any time, and its investment allocation to each is expected to vary over time.

For purposes of the Fund’s 80% policy, the Fund considers credit and income-oriented investments to include each of the assets noted in the general categories of investment above. Compliance with any policy or limitation for the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are not met because of changes in the market value of the Fund’s assets or for any other reason, including as a result of the Fund selling its more liquid investments in connection with, or having a smaller base of assets after, a repurchase offer; changes in the valuation of these investments; and outflows of cash from time to time.

The Fund is not subject to any limitations on the duration of its overall investment portfolio. Duration is a measurement of price sensitivity to interest rate changes. A portfolio with a longer average effective duration will typically be more sensitive to interest rate changes than a portfolio with a shorter average effective duration. Duration is commonly expressed as a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 10 would be expected to change in price by approximately 10% in response to a 1% change in interest rates. The Fund also is not subject to any limitations in respect of the maturity or credit quality of its investments and may invest a significant portion of its assets in fixed-income securities that are rated below investment grade (or, if unrated, would be rated below investment grade in the Adviser’s or Sub-Advisers’ view), which are commonly referred to as “high yield” securities or “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

In pursuing the Fund’s investment objectives and employing the strategy described above, the Fund’s Adviser will allocate each of these investment sleeves to be managed by specialist investment teams within one or more of the affiliated Sub-Advisers (as defined below) with expertise in implementing that specific multi-asset credit strategy. The Adviser maintains primary responsibility for allocating Fund assets to the investment sleeves managed by the investment teams of the Sub-Advisers and will select and determine the percentage of Fund assets to allocate to each investment sleeve. The Adviser may also invest in derivatives contracts to hedge aggregate risks for the portfolio. The engagement of each current Sub-Adviser has been approved by the Board of Trustees (the “Board” or the “Board of Trustees” and, each of the trustees on the Board, a “Trustee”) and the initial shareholder of the Fund. While the Adviser delegates a portion of the day-to-day management of the Fund’s assets to a combination of investment sleeves to be managed by the investment teams of the Sub-Advisers, the Adviser retains overall supervisory responsibility for the general management and investment of the Fund’s investment portfolio.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment (see “Risks” beginning on page 36).

Interval Fund/Repurchase Offers. The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, reduced by any applicable repurchase fee. Subject to applicable law, the Fund will conduct quarterly repurchase offers, with the size of the repurchase offer subject to approval of the Board. The Fund currently expects to conduct quarterly repurchase offers for 5% of the Fund’s outstanding Shares at NAV under ordinary circumstances, which is the minimum amount permitted. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that shareholders will be able to tender their Shares when or in the amount that they desire. See “Risks—Repurchase Offers Risk.” Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). The NAV per share of repurchased Shares will be determined as of the close of regular trading on the NYSE on a day to be determined but no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the date the payment is to be made, which will be no more than seven calendar days after the Repurchase Pricing Date. See “Periodic Repurchase Offers and Transfers of Shares” beginning on page 94. A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Shares (the “Early Repurchase Deduction”). The Early Repurchase Deduction may be waived in certain specified circumstances and will be retained by the Fund for the benefit of remaining shareholders. The Fund expects its first repurchase offer to be made no later than the second full calendar quarter after the date that the Fund’s registration statement becomes effective.

Leverage. The Fund may utilize leverage. The Fund may borrow money through different types, or a combination, of credit instruments including, without limitation, credit facilities, Subsidiaries (as defined below), notes and others based on the Fund’s assessment of investment environment, market conditions, pricing, terms and availability. The Fund may also use leverage in the form of the issuance of Preferred Shares or, to a limited extent, by using reverse repurchase agreements and/or other derivative instruments with leverage embedded in. While the use of leverage may increase the profits of the Fund, it may also increase the risk of loss. The Fund will limit its borrowings in compliance with the Investment Company Act which requires that a registered investment company must comply with an asset coverage requirement of 300% of its borrowings, including amounts borrowed (including through one or more Subsidiaries of the Fund), measured at the time the registered investment company incurs the indebtedness. As such, at any given time the value of the Fund’s total indebtedness may not exceed 33 1/3% of the value of its total assets (including such indebtedness). Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets (minus any liabilities not representing senior securities) is at least 200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding preferred shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities).

Unlisted Closed-End Interval Fund Structure; Limited Liquidity. The Shares are not listed on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Adviser. The Fund’s Adviser is Man Solutions.

Sub-Advisers. The Fund’s sub-advisers (each, a “Sub-Adviser” and, together, the “Sub-Advisers”) are GLG LLC (“Man GLG US”), GLG Partners LP (“Man GLG UK”), Varagon Capital Partners, L.P. (“Man Varagon”), Man Global Private Markets (USA) Inc. (“Man GPM”) and Man Solutions Limited (“MSL”).

Distributor. Foreside Financial Services, LLC acts as distributor for the Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is 190 Middle Street, Suite 301, Portland, ME 04101. The Distributor may appoint additional selling agents (each a “Dealer”) or other financial intermediaries through which investors may purchase Shares. See “Plan of Distribution.”

****

Upon written or oral request, the Fund will provide a copy of such information at no charge. Prospective investors should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Shares and retain it for future reference. The SAI, dated    , 2026, containing additional information about the Fund, has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. Investors may request a free copy of the SAI by calling (212) 649-6600 or by writing to the Fund. Investors can get the same information for free from the SEC’s website (http://www.sec.gov). Investors may also e-mail requests for these documents to publicinfo@sec.gov. In addition, investors may request copies of the Fund’s Prospectus, semi-annual and annual reports or other information about the Fund or make shareholder inquiries by calling 212-649-6804. The Fund’s Prospectus, annual and semi-annual reports, when produced, will be available at the Fund’s website (www.man.com/products/man-alternative-income-fund) free of charge. Information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus.

Investors should not construe the contents of this Prospectus as legal, tax or financial advice. Investors should consult with their own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investors should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized any other person to provide investors with different information. If anyone provides investors with different or inconsistent information, investors should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Investors should assume that the information in this Prospectus is accurate only as of the date of this Prospectus or another date set forth in this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

i

PROSPECTUS SUMMARY

This is only a summary of certain information contained in this Prospectus relating to Man Alternative Income Fund. This summary may not contain all of the information that prospective investors should consider before investing in the Fund’s common shares of beneficial interest. Investors should review the more detailed information contained in this Prospectus and in the SAI.

The Fund	Man Alternative Income Fund (the “Fund”) is a closed-end management investment company structured as an “interval fund” and registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and organized as a Delaware statutory trust on March 17, 2025.

Man Solutions serves as the Adviser of the Fund. The Adviser provides investment management services to the Fund. The Fund is non-diversified, which means that under the Investment Company Act, it is not limited in the percentage of its assets that it may invest in any single issuer of securities. The Fund’s Adviser employs a “multi-asset credit strategy” whereby the Adviser allocates capital across investment sleeves dedicated to specific credit asset classes and/or investment styles.

The Fund is an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class net asset value (“NAV”), of not less than 5% and not more than 25% of the Fund’s outstanding Shares on the repurchase request deadline.

The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Periodic Repurchase Offers	The Fund provides a limited degree of liquidity to the shareholders by conducting quarterly offers to repurchase its Shares at their NAV on the date on which the repurchase price for Shares is determined (the “Valuation Date”). Each repurchase offer will be for no less than 5% and no more than 25% of the Fund’s Shares outstanding. For each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at the NAV applicable to the class of Shares repurchased, which is the minimum amount permitted. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, shareholders will have their Shares repurchased on a pro rata basis, and tendering shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be no more than fourteen (14) days prior to the Valuation Date. See “Net Asset Value.”

The Fund expects its first repurchase offer to be made no later than the second full calendar quarter after the date that the Fund’s registration statement becomes effective. A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Shares (on a “first in-first out” basis) (the “Early Repurchase Deduction”). The Early Repurchase Deduction may be waived in certain specified circumstances and will be retained by the Fund for the benefit of remaining shareholders.

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

See “Periodic Repurchase Offers and Transfers of Shares” in this Prospectus.

Investment Objective	The Fund’s investment objectives are to seek to provide high current income and attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns, relative to fixed income securities generally).

There can be no assurances that the Fund’s investment objectives will be achieved or that the Fund’s investment program will be successful. The Fund is not intended as, and investors should not construe it to be, a complete investment program. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s investment objectives are not fundamental policies of the Fund and may be changed by the Fund’s Board of Trustees (the “Board” or the “Board of Trustees” and, each of the trustees on the Board, a “Trustee”) without prior shareholder approval.

See “Investment Objective” in this Prospectus.

Investment Policies	Under normal market conditions, the Fund seeks to achieve its investment objectives by directly or indirectly investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in credit and income-oriented investments.

The Fund’s Adviser employs a dynamic, multi-asset credit strategy, allocating capital across investment opportunities within the private, structured and public credit markets (each as further described below). Allocation decisions are made by the Adviser across investment “sleeves” within the Fund’s portfolio. Each sleeve focuses on a specific credit asset class and/or investment style and is managed by a specialist investment team within one or more of the Fund’s Sub-Advisers. The asset classes of each investment sleeve within the portfolio are expected to fall within three general categories of investments: Private Credit, Structured Credit and Public Credit (each, as further described below).

Private Credit. The Fund will invest in a range of less liquid or illiquid private credit investments that are expected to have opportunities for higher yield and/or capital appreciation as compared to more liquid instruments (i.e., more widely traded investments with greater transparent price discovery, smaller bid-ask spreads, and larger tradeable sizes at particular price quotes), subject to commensurate illiquidity risk (“Private Credit”) including: direct loans (i.e., loans to performing companies that are primarily directly originated by the Fund or an affiliate of the Fund but also may be originated by third-party, non-bank lenders such as insurance companies, business development companies, asset management firms (on behalf of their investors), specialty finance companies or alternative lending platforms), real estate loans, credit risk sharing instruments and opportunistic credit investments. Less liquid and illiquid investments are investments that may be subject to delays or restrictions on resale, particularly during times of market turmoil. While the amount of the Fund’s net assets allocated to Private Credit may vary over time, it is anticipated that, under normal circumstances, at least 50% of the Fund’s total assets (net assets, plus any borrowings for investment purposes) will be invested in Private Credit.

Structured Credit. The Fund will also invest in structured credit investment opportunities that provide exposure to diversified pools of income producing assets at potentially higher yields than direct investments in the underlying assets themselves by selecting different investment structure types with different vintages, maturities, and capital structure priorities (“Structured Credit”) including: asset-backed securities (“ABS”), mortgage-backed securities (“MBS”) and collateralized debt obligations (“CDOs”), including collateralized mortgage obligations (“CMOs”) and other fixed and floating or variable rate obligations.

Public Credit. The Fund will invest in public fixed-income securities across several investment sectors and instruments. Through these investments, the Fund will seek to invest in liquid, less liquid and illiquid credit investments that present what the Sub-Adviser believes are attractive investment returns, and certain of the investments may also be used for cash management, liquidity for the Fund’s quarterly repurchase offers, and other uses (“Public Credit”). The Fund’s Public Credit includes the following: high yield investments, broadly syndicated loans, investment grade corporate bonds, exchange traded funds (“ETFs”), interest only (“IO”) securities, publicly traded business development companies (“BDCs”) and U.S. Governmental debt securities. The Fund may invest in issuers located in the United States and non-U.S. countries, including emerging market countries. The Fund intends to invest across multiple credit sectors. The Fund is not required to invest in any of these Public Credit opportunities at any time, and its investment allocation to each is expected to vary over time.

For purposes of the Fund’s 80% policy, the Fund considers credit and income-oriented investments to include each of the assets described above as well as cash balances held by the fund in US dollars. Compliance with any policy or limitation for the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are not met because of changes in the market value of the Fund’s assets or for any other reason, including as a result of the Fund selling its more liquid investments in connection with, or having a smaller base of assets after, a repurchase offer; changes in the valuation of these investments; and outflows of cash from time to time.

The Fund is not subject to any limitations on the duration of its overall investment portfolio. Duration is a measurement of price sensitivity to interest rate changes. A portfolio with a longer average effective duration will typically be more sensitive to interest rate changes than a portfolio with a shorter average effective duration. Duration is commonly expressed as a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 10 would be expected to change in price by approximately 10% in response to a 1% change in interest rates. The Fund also is not subject to any limitations in respect of the maturity or credit quality of its investments and may invest a significant portion of its assets in fixed-income securities that are rated below investment grade (or, if unrated, would be rated below investment grade in the Adviser’s or Sub-Advisers’ view), which are commonly referred to as “high yield” securities or “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

In pursuing the Fund’s investment objectives and employing the strategy described above, the Fund’s Adviser will allocate each of these investment sleeves to be managed by specialist investment teams within one or more of the affiliated Sub-Advisers (as defined below) with expertise in implementing that specific multi-asset credit strategy. The Adviser maintains primary responsibility for allocating Fund assets to the investment sleeves managed by the investment teams of the Sub-Advisers and will select and determine the percentage of Fund assets to allocate to each investment sleeve. The Adviser may also invest in derivatives contracts to hedge aggregate risks for the portfolio. The engagement of each current Sub-Adviser has been approved by the Board and the initial shareholder of the Fund. While the Adviser delegates a portion of the day-to-day management of the Fund’s assets to a combination of investment sleeves to be managed by the investment teams of the Sub-Advisers, the Adviser retains overall supervisory responsibility for the general management and investment of the Fund’s investment portfolio.

The Fund may in the future invest in entities (1) that will be primarily controlled by the Fund; and (2) that primarily engage in investment activities in securities or other assets (each such entity, a “Subsidiary”). A Subsidiary is “primarily controlled” by a fund when (a) the registered fund controls the unregistered entity within the meaning of Section 2(a)(9) of the 1940 Act; and (b) the registered fund’s control of the unregistered entity is greater than that of any other person. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund.

The Fund may enter into joint ventures. The objective of a joint venture is to generate current income and capital appreciation by investing primarily in the debt of privately-held middle market companies, broadly syndicated loans and/or structured product investments. A joint venture may also use investment leverage.

When the Fund invests in loans and debt securities, it may acquire warrants or other equity securities of borrowers and may receive non-cash income features such as payment-in-kind (“PIK”) interest and original issue discount (“OID”). The Fund may also, to a lesser extent, invest directly in warrants and equity securities, including securities of specialty finance companies and companies that employ private debt strategies.

The Fund also may invest in derivatives for hedging purposes, including purchases or sales of futures contracts, swaps, caps, floors or collars, currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures, swap contracts including credit default swaps index products, credit default swaps, total return swaps, interest rate swaps, and exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts. To a limited extent, the Fund may also use derivatives to gain investment exposure to credit instruments, provide downside protection and to dampen volatility. Derivative instruments used by the Fund will be counted toward the Fund’s policy of investing at least 80% of its total assets in credit and income-oriented investments. As a result, the market value of a derivative instrument that provides the Fund with indirect exposure to credit and income-oriented investments will be counted toward the Fund’s 80% policy.

The Fund may co-invest with certain affiliates of the Adviser and the Sub-Advisers. The Fund and its affiliates have received an exemptive order from the SEC (the “Co-Investment Order”) that permits the Fund, among other things, to co-invest with certain affiliates of the Fund, the Adviser and the Sub-Advisers, subject to certain terms of conditions. Pursuant to the Co-Investment Order, the Fund may determine to participate or not to participate in certain co-investments, depending on whether the Adviser determines that the investment is in the Fund’s best interest.

See “The Fund’s Investments” in this Prospectus.

There can be no assurance that the Fund will achieve its investment objectives. The Adviser has discretion to adjust the Fund’s asset allocations amongst the investment sleeves managed by the investment teams of the Sub-Advisers as needed, ensuring that the portfolio remains aligned with the Fund’s primary goals of seeking attractive current income and risk-adjusted returns. The Fund may change its investment objectives, policies, strategies, and techniques at the discretion of the Board, without shareholder approval, unless otherwise required by law. Any material changes will be communicated to shareholders.

Leverage	The Fund may utilize leverage. The Fund may borrow money through different types, or a combination, of credit instruments including, without limitation, credit facilities, Subsidiaries, notes and others based on the Fund’s assessment of investment environment, market conditions, pricing, terms and availability. The Fund may also use leverage in the form of the issuance of Preferred Shares or, to a limited extent, by using reverse repurchase agreements and/or other derivative instruments with leverage embedded in. While the use of leverage may increase the profits of the Fund, it may also increase the risk of loss. The Fund will limit its borrowings in compliance with the Investment Company Act which requires that a registered investment company must comply with an asset coverage requirement of 300% of its borrowings, including amounts borrowed (including through one or more Subsidiaries of the Fund), measured at the time the registered investment company incurs the indebtedness. As such, at any given time the value of the Fund’s total indebtedness may not exceed 33 1/3% of the value of its total assets (including such indebtedness). Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets (minus any liabilities not representing senior securities) is at least 200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding preferred shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities).

The amount and cost of leverage, which is often priced on a floating rate basis, may vary frequently and may increase the Fund’s volatility. Changes in NAV can be amplified with the use of leverage. See “Leverage” in this Prospectus.

Adviser

As investment adviser to the Fund, the Adviser provides day-to-day investment management services to the Fund including monitoring and providing oversight of the Fund’s Sub-Advisers, allocating capital to each of the investment sleeves managed by the investment teams of the Sub-Advisers (as defined below), managing the Fund’s liquidity needs and overseeing investment decisions for the Fund’s portfolio. The Adviser’s principal place of business is located at 1345 Avenue of the Americas, 21st Floor, New York, NY 10105. The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of September 30, 2025, it had over $7.7 billion in assets under management and advisement (including discretionary and non-discretionary accounts). See “Management of the Fund” in this Prospectus.

Sub-Advisers	In managing the Fund, the Fund’s Adviser employs a “multi-asset credit strategy” whereby the Adviser allocates capital across investment sleeves dedicated to specific credit asset classes and/or investment styles (each as defined in the “The Fund’s Investments” section below), and each of these investment sleeves will be managed by specialist investment teams within one or more of the affiliated investment sub-advisers (each, a “Sub-Adviser,” collectively, the “Sub-Advisers,” and, together with the Adviser, the “Advisers”) in percentages initially determined at the discretion of the Adviser. The Adviser has entered into an investment sub-advisory agreement with Man Solutions Limited, a limited company organized under the laws of England and Wales (“MSL”), pursuant to which MSL serves as a Sub-Adviser to the Fund. Under the investment sub-advisory agreement with MSL, MSL provides inputs and recommendations to assist the Adviser in making determinations regarding the allocations of capital to each investment sleeve. The Adviser has entered into separate investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with each of Man GLG US, a Delaware limited liability company, Man GLG UK, a partnership registered under the Limited Partnership Act of 1907 of England and Wales, Man Varagon, a Delaware limited partnership, and Man GPM, a Delaware corporation. Under these agreements, each of Man GLG US, Man GLG UK, Man Varagon and Man GPM will be primarily responsible for managing investment sleeves within the Private Credit, Structured Credit and Public Credit categories, respectively, and the day-to-day management of the Fund’s assets allocated to it by the Adviser, subject to the supervision of the Board and the Adviser. Each current Sub-Adviser is an affiliate of the Adviser. The engagement of each current Sub-Adviser has been approved by the Board and the initial shareholder of the Fund.

MSL’s principal place of business is located at Riverbank House, 2 Swan Lane, City of London, London EC4R 3AD, United Kingdom. MSL is registered as an investment adviser with the SEC under the Advisers Act. As of September 30, 2025, it had over $30.2 billion in assets under management and advisement (including discretionary and non-discretionary accounts).

Man GLG US’s principal place of business is located at 1345 Avenue of the Americas, 21st Floor, New York, NY 10105. Man GLG US is registered as an investment adviser with the SEC under the Advisers Act. As of September 30, 2025, it had over $5.2 billion in assets under management and advisement (including discretionary and non-discretionary accounts).

Man GLG UK’s principal place of business is located at Riverbank House, 2 Swan Lane, City of London, London EC4R 3AD, United Kingdom. Man GLG UK is registered as an investment adviser with the SEC under the Advisers Act. As of September 30, 2025, it had over $57.3 billion in assets under management and advisement (including discretionary and non-discretionary accounts).

Man Varagon’s principal place of business is located at 151 West 42nd Street, 53rd Floor, New York, NY 10036. Man Varagon is registered as an investment adviser with the SEC under the Advisers Act. As of September 30, 2025, it had over $10.2 billion in assets under management and advisement (including discretionary and non-discretionary accounts).

Man GPM’s principal place of business is located at 1345 Avenue of the Americas, 21st Floor, New York, NY 10105. As of September 30, 2025, it had over $1.14 billion in assets under management and advisement (including discretionary and non-discretionary accounts).

See “Management of the Fund—Sub-Advisers” in this Prospectus.

Distributions; Dividend Reinvestment Plan	The Fund intends to make quarterly distributions of substantially all of its net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Distributions will be paid at least annually in amounts representing substantially all of the net investment income not previously distributed in a quarterly distribution and net capital gains, if any, earned each year.

Each shareholder will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares priced at the then-current NAV unless such shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash. A shareholder receiving Shares under the DRIP instead of cash distributions may still owe taxes and, because Fund Shares are generally illiquid, may need other sources of funds to pay any taxes due. Inquiries concerning income dividends and/or capital gains distributions should be directed to the shareholder’s financial intermediary through whom they hold Shares (such as a broker-dealer or bank) or, if the shareholder is a direct investor, to the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc., at 103 Bellevue Parkway, Wilmington, Delaware 19809 or 508-871-9432.

See “Dividend Reinvestment Plan” in this Prospectus.

Distributor	Foreside Financial Services, LLC acts as distributor for the Shares (the “Distributor”) and is located at 190 Middle Street, Suite 301, Portland, ME 04101. Class I Shares are offered for sale through the Distributor at NAV. Although no upfront sales loads will be paid with respect to Class A Shares or Class I Shares, with respect to any Class A Shares that may be offered in the future, certain financial intermediaries may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class A Shares. Selling agents will not charge such fees on Class I Shares. The Distributor may appoint additional selling agents (each, a “Dealer”) or other financial intermediaries through which investors may purchase Shares. Dealers or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. Any terms and conditions imposed by a Dealer or other financial intermediary, or operational limitations applicable to such parties, may affect or limit a shareholder’s ability to purchase the Shares or tender the Shares for repurchase, or otherwise transact business with the Fund. Investors should consult with their Dealers about any additional fees or charges their Dealers might impose on each class of Shares in addition to any fees imposed by the Fund.

Additionally, the Adviser or its affiliates, in the Adviser’s discretion and from its own resources, may pay additional compensation to Dealers in connection with the sale of Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including but not limited to access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of Additional Compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by common shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

See “Plan of Distribution” in this Prospectus.

Fees and Expenses	The Fund bears its own operating expenses (including, without limitation, its offering expenses not paid by the Adviser or Sub-Advisers). A more detailed discussion of the Fund’s expenses can be found under “Summary of Fund Fees and Expenses”.

Management Fees. The Fund pays the Adviser a management fee (the “Investment Management Fee”) at an annual rate of 1.25%, payable monthly in arrears, accrued daily based upon the average daily value of the Fund’s “Managed Assets”. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). This means that during periods in which the Fund is using leverage, the fee paid to the Adviser will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund’s Managed Assets, which include those assets purchased with leverage. The Investment Management Fee is paid before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund.

The Adviser has contractually agreed to reduce its Investment Management Fee to an annual rate of 0.00% until the first anniversary of the Fund’s commencement of operations (the “Investment Management Fee Waiver Agreement”). The reduction of the Investment Management Fee under the Investment Management Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation and Reimbursement Agreement.

Pursuant to a separate Sub-Advisory Agreement among the Fund, the Adviser and each Sub-Adviser, each Sub-Adviser receives a sub-advisory fee from the Adviser based on the Fund’s assets managed by the investment team of such Sub-Adviser. See “Management of the Fund.”

Administration Fee. The Fund will reimburse the Administrator for costs and expenses incurred in performing its obligations and providing personnel and facilities under the Administration Agreement (as defined below), including the costs and expenses charged by The Bank of New York Mellon (the “Sub-Administrator”) for sub-administrator services. See “Administration and Accounting Services.”

Sub-Administration Fee. The Administrator pays the Sub-Administrator tiered fees based on the average monthly NAV of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees (the “Sub-Administration Fees”). The Sub-Administration Fees are paid to the Administrator out of the assets of the Fund, and therefore, decrease the net profits or increase the net losses of the Fund. The Administrator also reimburses the Sub-Administrator for certain out-of-pocket expenses and pays an affiliate of the Sub-Administrator a fee for transfer agency services. See “Administration and Accounting Services.”

Shareholder Servicing and/or Distribution Fees on Class A Shares. The Fund has adopted a distribution and service plan (the “Distribution and Service Plan”) with respect to Class A Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to 0.50% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares to the Fund’s Distributor or other qualified recipients under the Distribution and Service Plan. Class I Shares are not subject to any shareholder servicing or distribution fees. The shareholder servicing and/or distribution fee will be paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. For purposes of determining the shareholder servicing and/or distribution fee only, the value of the Fund’s assets will be calculated prior to any reduction for any fees and expenses, including, without limitation, the shareholder servicing and/or distribution fee payable. The Fund has received an exemptive order from the SEC that permits the Fund to issue multiple classes of Shares with, among other things, different ongoing shareholder servicing and/or distribution fees. See “Plan of Distribution.”

Expense Limitation and Reimbursement Agreement. The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid and/or to assume or reimburse expenses of the Fund (the “Waiver”), if required to ensure the Total Annual Expenses (excluding the Investment Management Fee, any taxes, fees and interest payments on borrowed funds, shareholder servicing and distribution fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 0.50% of the average daily net assets of Class A Shares and Class I Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit. Unless earlier terminated by the Board, the Expense Limitation and Reimbursement Agreement has an initial one-year term ending one (1) year from the date of this Prospectus and will automatically continue in effect for successive twelve-month periods thereafter. The Adviser may not terminate the Expense Limitation and Reimbursement Agreement during the initial term. After the initial term, (i) the Board may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice, and (ii) the Adviser may terminate the Expense Limitation and Reimbursement Agreement effective as of the end of the then current term upon 30 days’ written notice. See “Management of the Fund.”

Organization and Offering Costs. The Fund will bear its organizational and initial offering costs in connection with this offering. The Adviser has agreed to advance those costs to the Fund. Such costs incurred by the Adviser are subject to recoupment by the Adviser in accordance with the Expense Limitation Agreement over a period of three years. See “Management of the Fund—Investment Management Fees.”

The Offering	The minimum initial investment in the Fund by any investor in Class A Shares is $2,500, the minimum initial investment in the Fund by any investor in Class I Shares is $250,000, and the minimum additional investment in the Fund by any shareholder is $1,000. However, the Fund, in its sole discretion, may accept subscriptions for Class I Shares in amounts less than $250,000, but in all cases, the minimum initial subscription for any class of Shares is $2,500.

The Shares will be offered in a continuous offering. Shares will generally be offered for purchase on any day the New York Stock Exchange (“NYSE”) is open for business (each, a “Business Day”), except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors.

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion.

Transfer Restrictions	Shares held by a shareholder may be transferred only (1) by operation of law due to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the shareholder or (2) with the written consent of the Fund or its designated agents, which consent may be withheld in its or their sole discretion. In connection with any request to transfer Shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund or its agents as to such matters as may reasonably be requested.

Transferees will not be allowed to become substituted shareholders without the consent of the Fund or its designated agents, which consent may be withheld in their sole discretion. A shareholder who transfers Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund or any administrator in connection with the transfer. See “Periodic Repurchase Offers and Transfers of Shares” in this Prospectus.

Custodian and Transfer Agent	The Bank of New York Mellon serves as the Fund’s custodian. BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s transfer agent.

Administrator and Sub-Administrator	Man Solutions LLC will serve as the Fund’s administrator. The Bank of New York Mellon serves as the Fund’s sub-administrator and fund accountant.

Principal Risk Considerations	The Fund is subject to substantial risks — including market risks and strategy risks. The Fund is also subject to the risks associated with the investment strategies employed by the Adviser and the Sub-Advisers, which may include credit risks, prepayment risks, valuation risks, and interest rate risks. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested. Some of the more significant risks relating to an investment in the Fund include those listed below. A discussion of the risks associated with an investment in the Fund can be found under the “Risks” section.

•	There is no assurance that the Fund will achieve its investment objectives.

•	A shareholder should not expect to be able to sell all or most of their Shares regardless of how the Fund performs.

•	A shareholder should consider that they may not have access to the money they invest for an extended period of time.

•	The Fund does not intend to list its Shares on any securities exchange, and the Fund does not expect a secondary market in its Shares to develop in the absence of any listing.

•	Because a shareholder may be unable to sell their Shares, a shareholder will be unable to reduce their exposure in any market downturn.

•

The Fund has elected to operate as an “interval fund” and will make periodic repurchase offers, but only a limited number of Shares will be eligible for repurchase and repurchase offers and the need to fund repurchase obligations may affect its ability to be fully invested or force the Fund to maintain a higher percentage of assets in liquid investments, which may harm the Fund’s investment performance.

•	An investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity. See “Periodic Repurchase Offers and Transfer of Shares.”

•	Investors will bear substantial fees and expenses in connection with their investment. See “Summary of Fund Fees and Expenses.”

•

The Fund is subject to special risks associated with employing a multi-asset credit strategy involving investment in different asset classes managed by the investment teams of the different Sub-Advisers. While the Adviser and Sub-Advisers will attempt to moderate any risks, there can be no assurance that the Fund’s investment activities will be successful or that the investors will not suffer losses.

•	The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s ability to make investments, the value of its investments and its ability to realize gains from the disposition of investments and, accordingly, have a material adverse effect on the Fund’s investment objectives and its rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs.

•

The Fund is subject to risks that an underlying issuer or borrower will be unable to make principal and interest payments on its outstanding debt or other payment obligations when due or otherwise defaults on its obligations to the Fund and/or that the guarantors or other sources of credit support for such persons do not satisfy their obligations.

•

The Fund is subject to special risks associated with investments in its Private Credit investment sleeves. Private Credit involves a variety of loan and debt investing, which is subject to a high degree of financial risk. Private Credit may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose significant credit risks (i.e., the risk that an issuer of a security or borrower of a loan will fail to pay principal and interest in a timely manner, reducing the associated total return) that result in issuer default.

•

The Fund is subject to special risks associated with investments made through its Public Credit investment sleeves. The Fund may be exposed to the underlying credit worthiness of corporations and sovereign states (among others). Below investment grade debt securities in the lowest rating categories and unrated debt securities may involve a substantial risk of default or may be in default. Moreover, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund may invest in investments in various markets, some of which may be considered as emerging markets. Investments in companies and other entities in emerging markets and investments in emerging market sovereign debt may involve a high degree of risk and may be speculative.

•

The Fund is subject to special risks associated with investments made through its Structured Credit investment sleeves. Structured Credit can be very complex and may be sensitive to, among other things, changes in interest rates and/or prepayments (resulting in potential volatility of returns), high levels of credit enhancement/leverage within the credit structure, credit spread risk, as well as government policy risks. Further, there can be no assurance that a liquid market will exist in any structured credit instrument, and the Adviser or a Sub-Adviser may be limited in its ability to dispose of Structured Credit.

•	There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things,

activities of the Adviser, the Sub-Advisers and their affiliates and employees with respect to the management of accounts for Other Accounts (as defined in the “Potential Conflicts of Interest” section below) as well as the investment of proprietary assets and/or the banking activities of the Adviser’s or Sub-Advisers’ affiliates.

•

The Fund cannot guarantee that it will make distributions, and if the Fund does, it may fund such distributions from sources other than net investment income, including the sale of assets, borrowings, return of capital or offering proceeds. Although the Fund generally expects to fund distributions from net investment income, the Fund has not established limits on the amounts the Fund may pay from such sources (such sources for distributions may not be available at any particular time and their availability generally is unrelated to the Fund’s performance). A return of capital is not paid from tax earnings or profits and will have the effect of reducing the tax basis of a shareholder’s Shares, such that when a shareholder sells its Shares the sale may be subject to tax, even if the Shares are sold for less than the original purchase price.

•

Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser, the Sub-Advisers or their affiliates, that may be subject to reimbursement to the Adviser, the Sub-Advisers or their affiliates. The repayment of any amounts owed to the Fund’s affiliates will reduce future distributions to which shareholders would otherwise be entitled.

•

The Fund may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes, which will magnify the potential for loss on amounts invested in the Fund. See “Leverage” and “Risks—Leverage Risk.”

•

The Fund may invest to a significant degree in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Unlisted Closed-End Fund

The Fund does not intend to list the Shares on any securities exchange. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. An investment in the Shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the Shares will not be redeemable at an investor’s option, and unlike traditional listed closed-end funds the Shares will not be listed on any securities exchange. Notwithstanding that the Fund will conduct periodic repurchase offers, investors should not expect to be able to sell their Shares when and/or in the amount desired regardless of how the Fund performs.

See “Closed-End Interval Fund Structure” in this Prospectus.

Summary of Taxation	The Fund intends to elect to be treated and to qualify as a RIC for U.S. federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that it distributes its net income and gains to shareholders each year. See “Tax Matters.”

SUMMARY OF FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the shareholders can expect to bear, either directly or indirectly, through the Fund’s investments. More information about these and other discounts is available from an investor’s financial professional and in the section titled “Plan of Distribution” beginning on page 111 of this Prospectus.

	Class A Shares	Class I Shares
Shareholder Transaction Expenses (Fees Paid Directly From Your Investment):
Maximum Sales Charge (Load)(1)	None	None
Maximum Early Repurchase Deduction(2)	2.00%	2.00%
Annual Expenses (as a Percentage of Net Assets Attributable to our Shares)(3)
Management Fees(4)	1.56%	1.56%
Shareholder Servicing and/or Distribution Fees(5)	0.50%	None
Fees and Interest Payments on Borrowed Funds(6)	0.82%	0.82%
Other Expenses(7)	1.05%	1.05%
Total Annual Expenses	3.93%	3.43%
Less: Amount Paid or Absorbed Under Expense Limitation and Reimbursement Agreement(8)	(0.55)%	(0.55)%
Less: Investment Management Fee Waiver(4)	(1.56)%	(1.56)%
Net Annual Expenses(8)	1.82%	1.32%

(1)

No upfront sales load will be paid with respect to Class A Shares or Class I Shares, however, if an investor buys Class A Shares through certain financial intermediaries, they may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class A Shares. Selling agents will not charge such fees on Class I Shares. Please consult the applicable selling agent for additional information.

(2)

A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Shares (on a “first in-first out” basis). The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Shares to (b) the subscription date immediately following the Repurchase Pricing Date used in the repurchase of such Shares. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; due to trade or operational error; and repurchases of Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

(3)

Actual net assets will depend on the number of Shares sold, realized gains/losses, unrealized appreciation/depreciation and share repurchase activity, if any. This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. For purposes of determining net assets in fee table calculations, derivatives are valued at market value.

(4)

Management Fees include the Investment Management Fee paid to the Adviser at an annual rate of 1.25% payable monthly in arrears, accrued daily based upon the average daily value of the Fund’s “Managed Assets”. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Because our Adviser’s fee is based on Managed Assets, our Adviser’s fee will be higher if the Fund utilizes leverage. The Investment Management Fee figure shown in the table above is computed as a percentage of the Fund’s net assets, which differs from the Fund’s Managed Assets, and accordingly the figure shown in the table above differs from the Fund’s Investment Management Fee rate. The Investment Management Fee paid to the Adviser will be paid out of the Fund’s assets. The Adviser has contractually agreed to reduce its Investment Management Fee to an annual rate of 0.00% until the first anniversary of the Fund’s commencement of operations (the “Investment Management Fee Waiver Agreement”). The Investment Management Fee Waiver Agreement will have a term ending one year from the date the Fund commences operations. The reduction of the Investment Management Fee under the Investment Management Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation and Reimbursement Agreement. Management Fees also include sub-advisory fees that are paid by the Adviser. The fees the Sub-Advisers charge the Fund are based on the Sub-Adviser’s sub-advisory agreement. The Sub-Advisers’ fees are paid by the Adviser out of the Investment Management Fee it receives from the Fund. The Investment Management Fee paid to the Adviser (a portion of which will be used by the Adviser to pay the sub-advisory fees to the Sub-Advisers) will be paid out of the Fund’s assets. Such management fees are paid before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders.
(5)

The Fund has adopted a distribution and service plan for Class A Shares (the “Distribution and Service Plan”). Accordingly, investors will pay a shareholder servicing and distribution fee for Class A Shares equal to 0.50% per annum of the average daily value of the Fund’s net assets for the Class A Shares, accrued daily and payable monthly. Payment of the shareholder servicing and/or distribution fee is governed by the Distribution and Service Plan for Class A Shares, which, pursuant to the conditions of the exemptive order issued by the SEC, was adopted by the Fund with respect to Class A Shares in compliance with Rule 12b-1 under the Investment Company Act. Class I Shares are not subject to any shareholder servicing or distribution fees. See “Plan of Distribution.”

(6)

We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 25% of our weighted average net assets, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is 3.27%. Our ability to incur leverage depends, in large part, on the availability of financing in the market.

(7)

“Other Expenses” (as defined below), represent estimated amounts for the current fiscal year. Other Expenses include accounting, legal and auditing fees, loan servicing fees, organization and offering expenses and fees payable to the Fund’s Trustees. The amount presented in the table estimates the amounts the Fund expects to pay during the initial 12-month period of the offering.

(8)

The Adviser has entered into the Expense Limitation and Reimbursement Agreement with the Fund, whereby the Adviser has agreed to waive the fees it would otherwise have been paid and/or to assume or reimburse expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding the Investment Management Fee, any taxes, fees and interest payments on borrowed funds, shareholder servicing and distribution fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 0.50% of the average daily net assets of Class A Shares and Class I Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit. The Expense Limitation and Reimbursement Agreement has an initial one-year term ending one (1) year from the date of this Prospectus. The Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter unless terminated. Neither the Fund nor the Adviser may terminate the Expense Limitation and Reimbursement Agreement during the initial term. After the initial term, either the Fund or the Adviser may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice.

Example

We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of our Shares. The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown (except that the example reflects the effect of the Investment Management Fee Waiver Agreement and the Expense Limitation and Reimbursement Agreement for the one-year period and the first year of each additional period in the example). In calculating the following expense amounts, we have assumed that your financial intermediary does not directly charge you transaction or other fees. The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 Class A Shares investment, assuming a 5% annual return:	$18	$100	$184	$399
You would pay the following expenses on a $1,000 Class I Shares investment, assuming a 5% annual return:	$13	$86	$160	$355

While the examples assume a 5.0% annual return on investment before fees and expenses, the Fund’s performance will vary and may result in an annual return that is greater or less than this. This amount does not reflect the imposition of an Early Repurchase Deduction of 2%. These examples should not be considered a representation of any particular shareholder’s future expenses.

Payment of Fund Expenses

The costs associated with the investment team and staff of the Adviser and each Sub-Adviser, when and to the extent engaged in providing investment advisory services and management services to the Fund, will be paid for by the Adviser and the applicable Sub-Adviser.

Pursuant to the Administration Agreement (defined below), the Fund bears all out-of-pocket costs and expenses of its operations and transactions, including, without limitation, those relating to:

(i)

organization and offering of the Fund’s Shares and the offering of other securities issued by the Fund, including any preferred shares offered by the Fund (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, costs incurred in connection with preparing sales materials and other marketing expenses, design and website expenses, fees to attend retail seminars, costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, broker-dealers, registered investment advisors or financial or other advisors, but excluding the shareholder servicing fee (for the avoidance of doubt, the Fund will also be responsible for paying the shareholder servicing and distribution fees described in the Fund’s Rule 12b-1 plan));

(ii)	the Fund’s fees and expenses related to any liquidity event or the wind down and/or liquidation and dissolution of the Fund;

(iii)	calculating individual asset values and the Fund’s net asset value (including the cost and expenses of any independent valuation firm);

(iv)

taxes, fees, costs and expenses, retainers and/or other payments payable to third parties, including agents, accountants, legal counsel, advisors (including tax advisors), auditors, investment bankers, administrative agents, paying agents, transfer agents, custodians, sub-custodians, trustees, consultants (including individuals consulted through expert network consulting firms), operating partners, deal sourcers (including personnel dedicated to but not employed by the Administrator or its affiliates), and other professionals;

(v)

fees and expenses incurred in connection with debt or other financing or derivative transactions, if any, incurred to finance the Fund’s investments or operations, and payment of interest and repayment of principal on such debt;

(vi)	fees and expenses related to sales and repurchases of the Shares and other securities;

(vii)	investment advisory and management fees;

(viii)	administration fees, if any, payable under the Administration Agreement;

(ix)	transfer agent, sub-administrator and custodial fees;

(x)	expenses relating to the issue, repurchase and transfer of Shares to the extent not borne by the relevant transferring Shareholders and/or assignees;

(xi)	federal and state registration fees;

(xii)	all costs associated with a public listing;

(xiii)	federal, state and local taxes and other governmental charges assessed against the Fund;

(xiv)	independent trustees’ fees and expenses and the costs associated with convening a meeting of the Board or any committee thereof;

(xv)

fees and expenses and the costs associated with convening a meeting of the Shareholders or holders of any preferred Shares, as well as the compensation of an investor relations professional responsible for the coordination and administration of the foregoing;

(xvi)	costs of preparing and filing reports or other documents required by the SEC, the Financial Industry Regulatory Authority or other regulators;

(xvii)	costs of any reports, proxy statements or other notices to Shareholders, including printing and mailing costs;

(xviii)	costs and expenses related to the preparation of the Fund’s financial statements and tax returns;

(xix)	the Fund’s allocable portion of the fidelity bond, trustees and officers/errors and omissions liability insurance, and any other insurance premiums;

(xx)	direct costs and expenses of administration, including printing, mailing, long distance telephone, and copying;

(xxi)

independent auditors and outside legal costs, including legal costs associated with any requests for exemptive relief, “no-action” positions or other guidance sought from a regulator, pertaining to the Fund;

(xxii)

costs, expenses and fees for hours spent by its in-house attorneys and tax advisors that provide transactional legal advice and/or services to the Fund or its portfolio companies on matters related to potential or actual investments and transactions and the ongoing operations of the Fund;

(xxiii)

compensation of other third-party professionals to the extent they are devoted to preparing the Fund’s financial statements or tax returns or providing similar “back office” financial services to the Fund;

(xxiv)

costs and expenses, including travel expenses (e.g., meals and accommodations) of the Adviser, or members of its investment team, or payable to third parties, in connection with: investment costs, including all fees, costs and expenses incurred in sourcing, evaluating, developing, negotiating, structuring, trading (including trade errors), settling, monitoring and holding prospective or actual investments or investment strategies including, without limitation, any financing, legal (including any retainers), filing, auditing, tax, accounting, compliance, loan administration, advisory, consulting, and other professional fees, costs and expenses in connection therewith; or due diligence on prospective portfolio companies and, if necessary, in respect of enforcing the Fund’s rights with respect to investments in existing portfolio companies, including, among others, professional fees (including, without limitation, the fees and expenses of consultants and experts);

(xxv)	portfolio risk management costs;

(xxvi)	commissions or brokerage fees or similar charges incurred in connection with the purchase or sale of securities (including merger fees) and other assets;

(xxvii)

costs and expenses attributable to normal and extraordinary investment banking, commercial banking, accounting, auditing, appraisal, valuation, administrative agent activities, custodial and registration services provided to the Fund, including in each case services with respect to the proposed purchase or sale of securities by the Fund that are not reimbursed by the issuer of such securities or others (whether or not such purchase or sale is consummated);

(xxviii)

costs of amending, restating or modifying the Amended and Restated Declaration of Trust, the Bylaws, the Advisory Agreement, the Administration Agreement or related documents of the Fund or related entities;

(xxix)

fees, costs, and expenses incurred in connection with any restructuring, initial public offering or reorganization of the Fund or related entities, the termination, liquidation or dissolution of the Fund or related entities, or the required redemption of all or substantially all outstanding Shares (including the fees and expenses associated with any such transaction);

(xxx)	the expense reimbursements set forth in the Administration Agreement;

(xxxi)

research expenses (including an allocable portion of any research or other service that may be deemed to be bundled for the benefit of the Fund), as well as the information technology systems used to obtain such research and other information;

(xxxii)	costs of any public or private offerings of the Shares;

(xxxiii)	costs of registration rights granted to certain investors, if any; costs and expenses relating to distributions paid on the Shares, if any;

(xxxiv)	costs incurred in connection with the creation and maintenance of legal entities to hold the Fund’s assets;

(xxxv)	amounts payable to third parties relating to, or associated with, making or holding investments;

(xxxvi)	costs of derivatives and hedging;

(xxxvii)	fees and expenses payable under any dealer manager and selected dealer agreements, if any;

(xxxviii)	costs and expenses (including travel) in connection with the diligence and oversight of the Fund’s service providers;

(xxxix)	information technology and related costs, including costs related to software, hardware and other technological systems (including specialty and custom software);

(xl)	indemnification payments;

(xli)	fees, costs and expenses of any loan servicers and other service providers and of any custodians, lenders, investment banks and other financing sources;

(xlii)

costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with the business of the Fund and the amount of any judgment or settlement paid in connection therewith; and

(xliii)

all other properly and reasonably chargeable expenses incurred by the Fund or the Administrator in connection with administering the Fund’s business, including rent and the allocable portion of the cost of the Fund’s Chief Compliance Officer and Chief Financial Officer and their respective staffs.

FINANCIAL HIGHLIGHTS

Because the Fund has no performance history as of the date of this Prospectus, there are no financial highlights for the Fund.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act. The Fund was organized as a Delaware statutory trust on March 17, 2025, pursuant to a Certificate of Trust, governed by the laws of the State of Delaware. The Fund has no operating history. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Amended and Restated Declaration of Trust (the “Declaration of Trust”). The Fund’s principal office is located at 1345 Avenue of the Americas, 21st Floor, New York, NY 10105, and its telephone number is (212) 649-6600.

On August 15, 2025, the Fund changed its name from “Man Diversified Income Fund” to “Man Alternative Income Fund.”

Man Solutions, the Adviser, is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. In managing the Fund, the Adviser allocates the Fund’s assets among various investment sleeves managed by specialist investment teams within one or more of the Sub-Advisers, in percentages initially determined at the discretion of the Adviser.

MSL, a Sub-Adviser, provides inputs and recommendations to assist the Adviser in making determinations regarding the allocations to be made to each investment sleeve. Man GLG US, Man GLG UK, Man Varagon and Man GPM, the other three Sub-Advisers, are primarily responsible for managing investment sleeves within the Private Credit, Structured Credit and Public Credit categories, respectively, and the day-to-day management of the Fund’s assets allocated to their investment sleeves by the Adviser, subject to the supervision of the Board and the Adviser.

The Adviser, located at 1345 Avenue of the Americas, 21st Floor, New York, NY 10105, is a wholly-owned subsidiary of Man Group PLC (“Man” and together with its affiliates, the “Firm”).

MSL, located at Riverbank House, 2 Swan Lane, City of London, London EC4R 3AD, United Kingdom, is a wholly-owned subsidiary of Man.

Man GLG US, located at 1345 Avenue of the Americas, 21st Floor, New York, NY 10105, is a wholly-owned subsidiary of Man.

Man GLG UK, located at Riverbank House, 2 Swan Lane, City of London, London EC4R 3AD, United Kingdom, is a wholly-owned subsidiary of Man.

Man Varagon, located at 151 West 42nd Street, 53rd Floor, New York, NY 10036, is a wholly-owned subsidiary of Man.

Man GPM, located at 1345 Avenue of the Americas, 21st Floor, New York, NY 10105, is a wholly-owned subsidiary of Man.

USE OF PROCEEDS

The proceeds from the continuous offering of the Fund’s Shares, not including the amount of any sales charges and the Fund’s fees and expenses (including, without limitation, offering expenses not paid by the Adviser), will be invested by the Fund in accordance with the Fund’s investment objectives and strategies as soon as practicable and not later than six months after receipt, subject to market conditions, the availability of suitable investments, and the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes.

Delays in fully investing the Fund’s assets may occur, for example, because of the time required to complete certain transactions involving private credit assets, and the Adviser’s or Sub-Advisers’ ability to find suitable investments may be delayed. While the Fund’s investments are expected to be partially-invested within three months, the aforementioned delays may inhibit the Fund from being fully-invested at all times. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distributions to shareholders. Pending such use, the Fund may temporarily invest a portion of proceeds defensively in short-term, high quality debt securities, cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, municipal bonds, bank accounts, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities and other high-quality debt instruments maturing in one year or less from the time of investment. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term securities, including short-term below investment grade securities, or money market funds to meet operational needs, obtain market exposure or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s primary investment objectives are to seek to provide high current income and attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns, relative to fixed income securities generally).

Except as otherwise indicated, the Board may change the Fund’s investment objectives and any of its investment policies, restrictions, strategies, and techniques without shareholder approval. The investment objectives of the Fund are not a fundamental policy of the Fund and may be changed by the Fund’s Board without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares. The Fund will notify shareholders of any changes to its investment objectives or any of its investment policies, restrictions or strategies.

There can be no assurances that the Fund’s investment objectives will be achieved or that the Fund’s investment program will be successful. The Fund is not intended as, and investors should not construe it to be, a complete investment program. The Fund is not intended for investors who will need ready access to the amounts invested in the Fund. An investment in the Fund should be considered illiquid. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Investment Policies

Under normal market conditions, the Fund seeks to achieve its investment objectives by directly or indirectly investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in credit and income-oriented investments.

The Fund’s Adviser employs a dynamic, multi-asset credit strategy, allocating capital across investment opportunities within the private, structured and public credit markets (each as further described below). Allocation decisions are made by the Adviser across investment “sleeves” within the Fund’s portfolio. Each sleeve focuses on a specific credit asset class and/or investment style and is managed by a specialist investment team within one or more of the Fund’s Sub-Advisers. The asset classes of each investment sleeve within the portfolio are expected to fall within three general categories of investments: Private Credit, Structured Credit and Public Credit.

Private Credit

The Fund will invest in a range of less liquid or illiquid private credit investments that are expected to have opportunities for higher yield and/or capital appreciation as compared to more liquid instruments, subject to commensurate illiquidity risk including:

Direct Lending: The direct lending investments mostly consist of directly originated loans to performing middle market companies controlled by private equity sponsors. As a part of its direct lending principal investment strategy, the Fund may originate below investment grade loans and/or subprime loans. The Fund anticipates that the typical size of individual directly originated loan positions will be between 1% to 3% of the gross assets of the Fund’s portfolio with a typical stated maturity of five to six years, representing a total aggregate amount in the range of 30% to 50% of the Fund’s gross assets invested in directly originated loan positions. The Fund focuses on borrowers that it believes have sustainable competitive advantages, experienced management teams, solid financial performance, stable and recurring cash flow and strong enterprise value. Loans are expected to help finance growth, acquisitions, recapitalizations, refinancings or leveraged buyouts, among other things. Borrowers will generally have EBITDA between $10 million and $75 million annually although the Fund may invest in smaller or larger companies if it believes an attractive opportunity presents itself. Loans will primarily be senior secured, which includes both first-lien and unitranche loans. The Fund’s direct lending investments are principally managed by Man Varagon. The Man Varagon team sources direct lending transactions pursuant to Man Varagon’s underwriting standards. See “Overview of Investment Process—Direct Lending”. Under the Administration Agreement (as defined below), the Fund is responsible for expenses associated with originating loans (including research, due diligence, use of experts, structuring, negotiating and similar costs associated with originated loans) and servicing loans (to the extent not borne by borrowers). Subject to the restrictions of applicable law, there are no limits on the Fund’s ability to originate loans.

Real Estate Credit: Real estate credit investments are comprised of loans purchased on the secondary market that are backed by residential or commercial real estate assets. These investments may be comprised of investment grade, below investment grade and/or sub-prime credit quality loans, and include direct loans or bridge loans collateralized by single family, multi-family properties, ground up construction or mixed-use properties. Generally, the investments are interim loans that at maturity will require refinancing as term loans or the sale of the related mortgaged properties. Certain of the mortgaged properties may be properties that have been recently acquired, developed and/or renovated or are currently undergoing or are expected in the future to undergo renovation. Certain of the investments may be secured by various income producing commercial properties. Commercial lending is generally thought to expose a lender to greater risk than residential one to four family lending because it typically involves larger mortgage loans to a single borrower or group of related borrowers.

The repayment of a commercial loan is typically dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents. Even the liquidation value of a commercial property is determined, in substantial part, by the capitalization of the property’s ability to produce cash flow. However, net operating income can be volatile and may be insufficient to cover debt service on the mortgage loan at any given time. Direct loans are backed by residential property assets through: (i) investments in notes or other pass-through obligations that represent the right to receive principal and interest payments on a direct loan (or fractional portions thereof), such as a participation in a single underlying loan; (ii) purchases of asset-backed securities representing ownership or participation in a pool of direct loans; (iii) bridge loans collateralized by residential property assets; and (iv) investments in wholly owned Subsidiaries (as defined below) and/or joint ventures that primarily hold loans or credit-like securities. The Fund’s real estate credit investments are principally managed by Man GPM.

Credit Risk Sharing: Credit risk sharing (“CRS”) transactions, also known as synthetic risk transfers (“SRTs”), include any indirect interest in any CRS or SRT and any participation interest therein or the proceeds of any securitization thereof, that are designed to transfer certain specifically delineated risks from banks or other financial service companies to the investor. These investments expose the Fund to potential credit losses in the underlying assets. Man GLG UK, which principally manages the CRS investments in the Fund, seeks opportunities to participate in the market for corporate credit facilities associated with global institutions with large market capitalizations, created by a combination of (i) corporations’ increased use of revolving credit lines; (ii) banks’ changed approach to the capitalization and funding of those facilities in response to changes in the regulatory environment; (iii) increased market demand for liquidity facilities; and (iv) increased capital charges on such facilities. The Fund obtains exposure to CRS investments through various instruments and mechanics, including but not limited to, securities, loans, equity interests, unsecured indebtedness structures or more novel structures including in the form of credit linked loan transactions and/or insurance linked notes. The Fund also may obtain exposure to CRS investments through the use of credit derivatives or guarantees, such as credit default swaps, credit-linked notes or similar securities or investment instruments.

Opportunistic Credit: Opportunistic Credit allows the Fund to capitalize on a broad range of opportunities within the public and private credit markets. This may include: (1) capital solutions and gap financing needs; (2) dislocations within public and private credit markets to deliver attractive risk-adjusted returns focusing on two sub-sets: (i) companies with solid fundamentals but which trade at a discount for various technical reasons; and (ii) investments in fundamentally good businesses that are faced with capital structure pressure due to upcoming maturities, liquidity needs or other factors; and (3) tactical allocations to pooled vehicles that provide exposure to public or private credit markets which complement the core holdings of the Fund. Man GLG US principally manages these investment opportunities.

Less liquid and illiquid investments are investments that may be subject to delays or restrictions on resale, particularly during times of market turmoil. While the amount of the Fund’s net assets allocated to Private Credit may vary over time, it is anticipated that, under normal circumstances, at least 50% of the Fund’s total assets (net assets, plus any borrowings for investment purposes) will be invested in Private Credit.

Structured Credit

The Fund will also invest in structured credit investment opportunities that provide exposure to diversified pools of income producing assets at potentially higher yields than direct investments in the underlying assets themselves by selecting different investment structure types with different vintages, maturities, and capital structure priorities including:

Asset-Backed Securities (ABS): Asset backed securities represent interests in diversified pools of assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party.

Mortgage-Backed Securities (MBS): Mortgage-backed securities provide direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential property. The Fund may trade in MBS on a forward pass through or to be announced (“TBA”) basis. In a TBA trade, the seller and buyer agree to the type of security, coupon, face value, price and settlement date (typically at least a month forward) at the time of the trade but do not specify the actual pools of securities to be traded until just before settlement date. In the period between trade and settlement date, a portfolio will be exposed to counterparty credit risk and will maintain an amount of cash or near cash assets equal to the amount of TBA purchase commitments. Conversely, in the event of a sale of TBA securities, equivalent deliverable securities or an offsetting TBA purchase commitment (deliverable on or before the sale commitment date) will be held as cover for the transaction.

Collateralized Debt Obligations (CDO): CDOs are securitization structures that issue multiple class debt notes, secured by pools of assets. The CDOs the Fund intends to invest in will generally be secured by residential real estate loans. The Fund may hold junior tranches or equivalent tranches of CDOs, which carry a higher level of risk and typically have lower credit ratings compared to senior tranches. In particular, with a junior tranche, there is a greater risk that distributions from the underlying pool of assets will be insufficient to pay the Fund after all more senior tranches have been paid. The Fund may also invest in CMOs, which are a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds but are generally collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association, Federal Home Loan Mortgage Corporation or Federal National Mortgage Association and their income streams.

The Fund’s Structured Credit investments are principally managed by Man GLG US.

Public Credit

The Fund will invest in public fixed-income securities across several investment sectors and instruments. Through these investments, the Fund will seek to invest in liquid, less liquid and illiquid credit investments that present what the Sub-Adviser believes are attractive investment returns, and certain of the investments may also be used for cash management, liquidity for the Fund’s quarterly repurchase offers, and other uses. The Fund’s Public Credit includes the following:

High Yield: High yield investments are comprised of debt securities that may be classified as “higher-yielding” (and, therefore, higher-risk) debt securities. In most cases, such debt will be rated below “investment grade” or will be unrated and will face both ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. The market for high yield securities has experienced periods of volatility and reduced liquidity. Securities in the lower rated categories and comparable non-rated securities are subject to greater risk of loss of principal and interest than higher rated and comparable non-rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Broadly Syndicated Loans: Syndicated loans will primarily be rated below investment grade, but may also be unrated or of comparable credit quality. Although Broadly Syndicated Loans are senior and typically secured in first lien or second lien position, the risks are similar to other below investment grade fixed income instruments. The Fund may invest in covenant-lite loans.

Investment grade corporate bonds: To a lesser extent, the Fund will invest in investment grade corporate bonds. These securities are typically considered relatively low risk of default, as determined by nationally recognized statistical rating organization (NRSRO) with ratings of BBB- or higher by Standard & Poor’s (S&P) and Fitch, or Baa3 or higher by Moody’s.

ETFs: Investment funds that trade on exchanges and that predominantly invest in bonds or other debt instruments, offering exposure to the credit markets.

Publicly traded BDCs: Closed-ended registered investment companies that invest in small and mid-sized businesses and which are traded publicly on stock exchanges. In most cases the publicly traded BDCs will hold predominately debt of small to medium-sized private companies.

IO securities: Fixed income securities that pay only the interest portion of underlying loans. IO securities are commonly found within mortgage-backed securities (MBS) and are typically more sensitive to interest rate changes and pre-payment risks.

U.S. Governmental debt securities: U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities.

The Fund may invest in issuers located in the United States and non-U.S. countries, including emerging market countries. The Fund intends to invest across multiple credit sectors. The Fund is not required to invest in any of these Public Credit opportunities at any time, and its investment allocation to each is expected to vary over time.

The Fund’s Public Credit investments are principally managed by Man GLG US.

Investment Policies and Techniques

For purposes of the Fund’s 80% policy, the Fund considers credit and income-oriented investments to include each of the assets described above as well as cash balances held by the fund in US dollars. Compliance with any policy or limitation for the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are not met because of changes in the market value of the Fund’s assets or for any other reason, including as a result of the Fund selling its more liquid investments in connection with, or having a smaller base of assets after, a repurchase offer; changes in the valuation of these investments; and outflows of cash from time to time.

The Fund is not subject to any limitations on the duration of its overall investment portfolio. Duration is a measurement of price sensitivity to interest rate changes. A portfolio with a longer average effective duration will typically be more sensitive to interest rate changes than a portfolio with a shorter average effective duration. Duration is commonly expressed as a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 10 would be expected to change in price by approximately 10% in response to a 1% change in interest rates. The Fund also is not subject to any limitations in respect of the maturity or credit quality of its investments and may invest a significant portion of its assets in fixed-income securities that are rated below investment grade (or, if unrated, would be rated below investment grade in the Adviser’s or Sub-Advisers’ view), which are commonly referred to as “high yield” securities or “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

The Fund may in the future invest in entities (1) that will be primarily controlled by the Fund; and (2) that primarily engage in investment activities in securities or other assets (each such entity, a “Subsidiary”). A Subsidiary is “primarily controlled” by a fund when (a) the registered fund controls the unregistered entity within the meaning of Section 2(a)(9) of the 1940 Act; and (b) the registered fund’s control of the unregistered entity is greater than that of any other person. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund.

The Fund may enter into joint ventures. The objective of a joint venture is to generate current income and capital appreciation by investing primarily in the debt of privately-held middle market companies, broadly syndicated loans and/or structured product investments. A joint venture may also use investment leverage.

The Fund may acquire its credit and income-oriented investments through both the primary market—by directly originating or participating in newly issued private loans—and the secondary market, including the purchase of existing private credit exposures (such as loan participations or interests in special purpose vehicles that provide the Fund with indirect exposure to credit and income-oriented investments) and publicly traded credit instruments such as corporate bonds, syndicated loans, or other debt investments. The Fund may invest in securities issued by special purpose vehicles (“SPVs”) that are typically controlled by a third-party manager or sponsor. The types of assets expected to be owned by the SPVs include certain credit and income-oriented investments included in the Fund’s 80% investment policy. An SPV may hold more than one type of credit or income-oriented investment.

When the Fund invests in loans and debt securities, it may acquire warrants or other equity securities of borrowers and may receive non-cash income features such as PIK interest and OID. The Fund may also, to a lesser extent, invest directly in warrants and equity securities, including securities of specialty finance companies and companies that employ private debt strategies.

The Fund also may invest in derivatives for hedging purposes, including purchases or sales of futures contracts, swaps, caps, floors or collars, currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures, swap contracts including credit default swaps index products, credit default swaps, total return swaps, interest rate swaps, and exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts. To a limited extent, the Fund may also use derivatives to gain investment exposure to credit instruments, provide downside protection and to dampen volatility. Derivative instruments used by the Fund will be counted toward the Fund’s policy of investing at least 80% of its total assets in credit and income-oriented investments. As a result, the market value of a derivative instrument that provides the Fund with indirect exposure to fixed-income securities and Private Credit will be counted toward the Fund’s 80% policy.

The Fund may use leverage through direct borrowings or through its Subsidiaries to enhance returns, meet repurchase requests, or provide liquidity. The Fund may also invest directly in foreign debt securities, including those from emerging markets. While it is not anticipated that foreign or emerging market investments will represent a significant portion of the portfolio, the Fund retains the flexibility to invest globally as needed.

The Fund may gain exposure to specific asset classes through either direct investment or indirectly including through investing in affiliated registered investment companies or business development companies (“BDCs”).

There can be no assurance that the Fund will achieve its investment objectives. The Adviser has discretion to adjust the Fund’s asset allocations amongst the investment sleeves managed by the investment teams of the Sub-Advisers as needed, ensuring that the portfolio remains aligned with the Fund’s primary goals of seeking attractive current income and risk-adjusted returns. The Fund may change its investment objectives, policies, strategies, and techniques at the discretion of the Board, without shareholder approval, unless otherwise required by law. Any material changes will be communicated to shareholders.

Investment Process

The investment activities of the Fund are the responsibility of its Adviser. The Adviser is responsible for (i) defining the opportunity set of each investment sleeve available for the Fund, with each sleeve to be managed by the investment teams of one or more of the Sub-Advisers, (ii) overall portfolio construction and asset allocation; and (iii) portfolio monitoring and dynamic allocation.

In pursuing the Fund’s investment objectives and employing the strategy described above, the Fund’s Adviser will allocate capital to various sleeves to be managed by specialist investment teams of the affiliated Sub-Adviser(s) with expertise in the applicable asset classes and/or investment styles, with inputs and recommendations to the Adviser regarding such allocations by MSL. The Adviser maintains primary responsibility for allocating Fund assets and will select and determine the percentage of Fund assets to allocate to the investment opportunities described above. The engagement of each current Sub-Adviser has been approved by the Board and the initial shareholder of the Fund. While the Adviser delegates a portion of the day-to-day management of the Fund’s assets to the Sub-Advisers, the Adviser retains overall supervisory responsibility for the general management, allocation and investment of the Fund’s investment portfolio.

At the discretion of the Adviser, certain Fund allocations associated with the Fund’s investment sleeves may change to address, market, risk, and liquidity profile changes. In addition, given the capacity constrained and illiquid nature of certain of the asset classes that the Fund will invest in, there may be scenarios where the Fund will not invest in the same securities as similar strategies managed by the Sub-Advisers. The Adviser periodically reviews with the Sub-Advisers whether additional capital can be allocated or should be withdrawn from a given sleeve should the Adviser deem it in the best interest of the Fund. Subject to any limitations on the Fund’s participation in investment opportunities under the Fund’s investment policies in this registration statement, the Co-Investment Order or applicable law, the Adviser will endeavor to provide the Fund with fair and equitable allocations of all investment opportunities associated with a given sleeve at the time it allocates capital to such a sleeve. Although the Adviser’s allocation policy has been designed to reasonably ensure fair and equitable treatment over time, it does not guarantee that a sleeve may participate in each or every investment that is consistent with its mandate.

Defining the opportunity set

Man’s global credit platform combines 20+ years of credit market experience in alpha focused, high conviction strategies across Private Credit, Structured Credit and Public Credit markets.

The Fund will benefit from the breadth of Man’s specialist credit investment teams, with over 100 credit professionals, each of which focusing on credit asset classes and/or investment styles where we have distinctive approaches. Each investment team will be responsible for managing capital allocated to one or more sleeves, as determined by the Adviser. The Adviser will work closely with these investment teams to establish the parameters for unique investment sleeves within their specialist area. The Fund anticipates dynamically allocating among asset classes, and in ordinary market circumstances may allocate between 65% to 85% of its total assets in Private Credit assets, 10% to 25% of its total assets in Structured Credit assets, and 5% to 15% of its total assets in Public Credit assets. These asset allocation target ranges are not fixed and may be adjusted from time to time based on the availability of investment opportunities, prevailing market conditions, and other factors.

The parameters set for each investment sleeve may include specific credit asset classes, sectors, geographies, yield, duration, risk ratings among other factors. The parameters and constraints for each sleeve will be continuously monitored and re-evaluated as markets change and new investment teams within the Sub-Advisers are added to the Man credit platform.

Portfolio construction and asset allocation

The Adviser’s portfolio management team bring extensive experience across the Private Credit, Structured Credit and Public Credit markets. Our portfolio construction approach uses advanced analytics and portfolio construction techniques to build a portfolio across economic risk drivers, strategies, geographies, sectors and time-horizons. Through a whole portfolio approach, our asset allocation is informed by extensive access to both private and public data. We look beyond asset class and strategy labels to design and implement the portfolio, incorporating non-priced underlying economic risk drivers, cash flow profile, and downside potential across investment sleeves. To inform our asset allocation target ranges, we employ both quantitative and qualitative inputs that evaluate the relative value comparative risk-reward across asset classes. This approach ensures optimal diversification in a broad range of market conditions (normal and outlier events) while remaining flexible to allocate to high-conviction areas of specific opportunity.

The Adviser employs a discretionary investment process that integrates quantitative analytics with qualitative judgement and market expertise encompassing a multi-layered framework that evaluates investment opportunities across both private and public credit markets.

The integration of these quantitative inputs with qualitative market expertise and judgment enables our investment team to make informed allocation decisions across the Fund’s target asset classes, while maintaining flexibility to adapt to changing market conditions and opportunities whilst staying aligned with the total portfolio objective.

Investment Decision Framework

Our investment decisions are informed by a combination of quantitative and qualitative analysis that considers our discretionary views on expected return, risk, deployment speed, cashflow profiles, deal availability and liquidity expectations for each of the strategies included in the portfolio as well as how their combination impacts the expected return and risk for the total fund. The quantitative inputs to our process incorporate four key pillars:

•	Relative Value Framework

Our relative value framework generates reward/risk scores for each potential investment opportunity. We estimate expected internal rate of return (central expectations on return, split into cash yield, other yield and non-crisis recurrent loss.) for each strategy and compare this against two distinct measures of expected tail loss (loss given default estimates and unrealized loss estimates). These estimates are grounded in our understanding of underlying economic risks and structural features of each investment opportunity.

•	Expected Cashflow Profile

We utilize a cashflow-pacing tool to project top-down scenarios on expected cashflow profiles under various assumptions. Portfolio-level parameters encompass initial capital, subscription rates, redemption rates, leverage assumptions, and modelling horizons for forward-looking projections. This enables how the portfolio may be impacted under various scenario assumptions and identify concentration of re-investment risk.

•	Market Analysis

Our market analysis framework evaluates multiple dimensions of market conditions, including market positioning and technical factors (including flows, price action and volumes), top-down analysis, fundamental analysis and corporate-specific analysis.

•	Risk Management and Portfolio Construction

Our investment process incorporates comprehensive risk management considerations including concentration analysis (geographical/sector/issuer/factor), liquidity, stress testing across economic scenarios, correlation analysis between asset classes during various market conditions and information regarding public market data and private market data.

Portfolio monitoring and dynamic allocation

The Adviser will manage the portfolio dynamically, allocating assets based on changing market conditions, credit risk, liquidity, and other relevant factors in a manner it believes will provide the best opportunity to maintain the optimal risk return profile of the Fund. Allocation decisions are made by the Adviser across investment sleeves within the portfolio that focus on specific credit asset classes, and/or investment styles, with each sleeve managed by a specialist investment team within one or more of the Fund’s Sub-Advisers.

The Adviser’s allocation decisions are determined based on two primary inputs:

(i)	Quantitative analysis of the broad opportunity set across credit asset classes and investment styles, and

(ii)	Qualitative views sourced from the Sub-Advisers’ broad range of specialist investment teams.

Quantitative analysis utilizes sophisticated analytics to evaluate underlying economic risk and return drivers for each credit asset class and identify attractive relative value opportunities. Qualitative assessments leverage expert opinions from Man’s specialist investment teams with respect to the lending environment and opportunities within their specific areas. The composition and construction of each underlying sleeve is then determined by individual investment teams within the respective Sub-Advisers.

While the Fund will generally spread its investments between various Private Credit, Structured Credit and Public Credit investments, the Adviser may adjust allocations among sleeves to seek to enhance returns and/or mitigate risks. This flexible approach enables the Adviser to tailor the portfolio in accordance with the Fund’s primary investment objectives, while also allowing the Fund to respond effectively to market fluctuations and evolving conditions within the credit investment universe.

Overview of Investment Processes

Each specialist investment team within the respective Sub-Advisers employs its own investment process to source, evaluate and monitor investments within investment sleeves. A description of the investment processes is included below.

Direct Lending. The direct lending investment process commences when the investment professionals within Man Varagon utilize their established relationships with leading financial sponsors and other middle market lenders to directly source transactions pursuant to Man Varagon’s underwriting standards. The investment committee, comprised of Man Varagon investment professionals, will evaluate the suitability of the transaction and provide a decision for the investment team to proceed with diligence of the transaction. Due diligence typically includes quantitative and qualitative analyses of a company’s business, historical performance (particularly through a recession), financial statements and projections, industry trends, and a company’s growth potential. Once due diligence has been completed, the deal team provides a formal, detailed presentation and supplemental reports to the investment committee for approval. A majority of the investment committee must approve any new transaction. Once the investment committee has approved a prospective investment, the deal team will work with the company’s management team, the financial sponsor, and if applicable, any other lenders in the capital structure, to finalize the structure and terms of the investment in accordance with the terms and conditions approved by the investment committee. After an investment is made, the direct lending team takes a proactive approach in monitoring its investments to help identify and address sector or company-specific risks early on. It receives and reviews detailed financial information from portfolio companies on a regular basis (no less than quarterly) and maintains dialogue with sponsors and company management teams regarding current and forecasted performance. A significant majority of the investments are expected to have financial covenants, which will help facilitate efforts to effectively identify and manage risk.

Real Estate Credit: The real estate credit investment process commences with Man GPM’s seasoned investment professionals utilizing their established relationships with leading real estate investors and other direct residential lenders to directly source transactions. The specialist investment teams within Man GPM seek to implement the Fund’s real estate credit investment mandate through (i) evaluation of properties and/or mortgage loans, (ii) analysis of sponsor quality, (iii) assessment of property location and market performance, and (iv) implementation of portfolio construction. Real estate credit investments will be purchased on the secondary market. To enhance governance, each new trading partner requires independent investment committee approval before closing. After an investment is made, Man GPM takes a proactive approach in monitoring its investments to help identify and address any geographic or property-specific risks early on. It receives and reviews detailed financial information from borrowers or trading partners on a regular basis and maintains dialogue with sponsors and trading partners regarding current and forecasted performance. Finally, ongoing monitoring, surveillance, and reporting, driven by substantial investment in technology, data management, and quantitative analysis facilitates portfolio oversight and risk management.

Credit Risk Sharing. Man GLG UK’s specialist investment teams seek to identify investment opportunities through their extensive relationships and position as a longstanding manager of risk sharing transactions. The investment teams seek to implement its risk sharing investment mandate through (i) evaluation of sponsor quality, (ii) portfolio analysis, including credit performance and cash flow variance, (iii) analysis of the credit worthiness of underlying exposures, (iv) review and improvement of transaction structure to minimize risk to capital, and (v) modelling returns at various confidence intervals. To enhance governance and reduce agency risk, every transaction must pass review by both an internal portfolio committee and an independent Man GLG UK investment committee before closing. Finally, ongoing monitoring, surveillance and reporting, driven by substantial investment in data management and quantitative analysis, facilitates benchmarking of transaction and portfolio level performance.

Structured and Opportunistic Credit. The investment process for structured and opportunistic credit investments begins with the specialist investment teams within Man GLG UK and Man GPM conducting due diligence that they deem reasonable and appropriate based on the facts and circumstances applicable to each investment. When conducting due diligence, each Sub-Adviser may be required to evaluate important and complex business, financial, tax, accounting, environmental and legal issues. During this process and in making an assessment regarding an investment, each Sub-Adviser will rely on the resources available to it, including information provided by the target of the investment and, in some circumstances, third-party investigations.

Public Credit. The investment process commences with an evaluation of the global universe of fixed income investments. Man GLG UK’s specialist investment teams will then apply an initial screen of eligible investments that considers factors such as leverage, the debt-to-enterprise value ratio, cash-flow and earnings of a given issuer. In doing so, the investment teams will review information from the financial statements of a target investment and consider the solvency of the issuer using multiple fundamental factors, including sustainable free cash flow, leverage, the ability of the issuer to pay its fixed charges or expenses and debt-to-enterprise value ratios (which are assessed on both a historical and forward-looking basis to derive how future credit quality may evolve). Due consideration is given to the structure of the issuer, supply chains, financing, revenue streams, customer bases, manufacturing processes, research and development, governance and management styles. Although bottom-up analysis remains at the forefront of the investment process, investment themes such as macro-economic factors, consumer trends, technology and demographics help provide a top-down framework that supplements the bottom-up approach.

LEVERAGE

The Fund may utilize leverage. The Fund may borrow money through different types, or a combination, of credit instruments including, without limitation, credit facilities, Subsidiaries, notes and others based on the Fund’s assessment of investment environment, market conditions, pricing, terms and availability. Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets (minus any liabilities not representing senior securities) is at least 200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding preferred shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities). The Fund may also use leverage in the form of the issuance of Preferred Shares or, to a limited extent, by using reverse repurchase agreements and/or other derivative instruments with leverage embedded in. While the use of leverage may increase the profits of the Fund, it may also increase the risk of loss. The Fund will limit its borrowings in compliance with the Investment Company Act which requires that a registered investment company must comply with an asset coverage requirement of 300% of its borrowings, including amounts borrowed (including through one or more Subsidiaries of the Fund), measured at the time the registered investment company incurs the indebtedness. As such, at any given time the value of the Fund’s total indebtedness may not exceed 33 1/3% of the value of its total assets (including such indebtedness).

The amount and cost of leverage, which is often priced on a floating rate basis, may vary frequently and may increase the Fund’s volatility. Changes in NAV can be amplified with the use of leverage.

The following table illustrates the effect of leverage on returns from an investment in our Shares, assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $1.3 billion in average total assets, (ii) a weighted average cost of funds of 7.60%, (iii) $300 million in borrowings outstanding (i.e. assumes the Fund borrows funds equal to 30% of its average net assets during such period) and (iv) $1.0 billion in average shareholders’ equity. In order to compute the corresponding return to shareholders, the “Assumed Return on the Fund’s Portfolio (Net of Expenses)” is multiplied by the assumed average total assets to obtain an assumed return to the Fund. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds by the assumed borrowings outstanding, and the product is subtracted from the assumed return to the Fund in order to determine the return available to shareholders. The return available to shareholders is then divided by shareholders’ equity to determine the corresponding return to shareholders. Actual interest payments may be different.

Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholders	-13.3%	-7.1%	-0.8%	5.4%	11.7%

Similarly, assuming (i) $1.25 billion in average total assets, (ii) a weighted average cost of funds of 3.27% and (iii) $250 million in borrowings outstanding, the Fund’s assets would need to yield an annual return (net of expenses) of approximately 0.65% in order to cover the annual interest payments on the Fund’s outstanding borrowings.

RISKS

Investing in the Fund’s Shares involves a number of significant risks. The following information is a discussion of the material risk factors associated with an investment in the Fund’s Shares specifically. For purposes of the risks summarized below, references to the risks associated with the Fund’s investments may also refer to such risks in respect of a Fund’s investment through a Subsidiary, as the context requires. In addition to the other information contained in this prospectus, investors should consider carefully the following information before making an investment in the Fund’s Shares. The risks set forth below are not the only risks the Fund faces. Such additional risks and uncertainties not presently known to the Fund or not presently deemed material by the Fund may also impair its operations and performance. If any of the following events occur, the Fund’s business, financial condition and results of operations, could be materially and adversely affected. In such cases, the NAV of the Fund’s Shares could decline, and investors may lose all or part of their investment. The NAV of, and dividends paid on, the Shares will fluctuate with and be affected by, among other things, the risks more fully described below.

General Risks of Investing in the Fund

Reliance on the Investment Adviser and Sub-Advisers to Employ the Fund’s Strategies. In pursuing its investment objectives and employing the strategies described in this Prospectus, the Adviser, employs a dynamic, multi-asset credit strategy, allocating capital across investment opportunities within the public, private and structured credit markets that are managed by specialist investment teams of the affiliated Sub-Advisers. The Adviser maintains primary responsibility for allocating Fund assets to the investment sleeves managed by the investment teams of the Sub-Advisers and will select and determine the percentage of Fund assets to allocate to each investment sleeve. There can be no assurances that the decisions made by the Adviser to allocate assets to certain investment sleeves will produce the desired results or expected returns for the Fund, which may cause the Fund to not meet its investment objective. The Adviser seeks to make allocation decisions that are intended to capture the best available investment opportunities across Private Credit, Structured Credit and Public Credit, but there can be no assurances that the Adviser’s assessments of the relative attractiveness of various investment opportunities will be correct, or that the Adviser will be able to identify the best opportunities in a given period. Although the Adviser will regularly evaluate the performance of each Sub-Adviser and make ongoing assessments regarding whether each Sub-Adviser’s respective investment program is consistent with the Fund’s investment objective and strategies, the Adviser will not have control over the investment decisions made by a Sub-Adviser. Even though the Sub-Advisers are subject to certain constraints, the Sub-Advisers may change certain aspects of their investment strategies or techniques. The investment strategies, techniques, and risk analyses employed by the Sub-Advisers, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investment objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The Sub-Advisers may be incorrect in their assessments of the values of securities or instruments in which they invest or in their assessments of market trends, which can result in losses to the Fund.

Limited Operating History. The Fund has not commenced operations and therefore has no operating history upon which potential investors may evaluate past or future performance. Investors should draw no conclusions from the performance of any other Man affiliated or managed vehicles and should not expect to achieve similar returns.

Non-Diversified Status. The Fund is a non-diversified fund. As defined in the Investment Company Act, a non-diversified fund may invest a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Closed-End Interval Fund; Illiquidity of Shares. The Fund is structured as an “interval fund” and designed primarily for long-term investors. An investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are seeking an investment in less liquid or illiquid portfolio investments within an illiquid fund. An investment in the Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares are not redeemable at an investor’s option. Unlike traditional listed closed-end funds, the Shares are not listed for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. The NAV of the Shares may be volatile and the Fund’s use of leverage will increase this volatility. As the Shares are not traded, investors may not be able to dispose of their investment in the Fund when or in the amount desired, no matter how the Fund performs.

Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case the Fund may not repurchase all of a shareholder’s Shares tendered in that offer. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, shareholders may not be able to sell their Shares when and/or in the amount that they desire.

Investment and Market Risk. An investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s Shares represents an indirect investment in the portfolio of fixed-income instruments (including below-investment grade debt), private credit assets including residential backed loans, other securities and derivative investments, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of common shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Potential Conflicts of Interest Risk. The Adviser, the Sub-Advisers and their affiliates face conflicts of interest caused by compensation arrangements with the Fund and its affiliates, which could result in actions that are not in the best interests of the Fund’s shareholders. The Adviser will receive substantial fees from the Fund in return for its services, and these fees could influence the advice provided to the Fund. The Fund pays to the Adviser an annual base management fee that is based on the value of the Fund’s average daily Managed Assets. Because the fee is calculated as a percentage of the Fund’s Managed Assets, which include those assets purchased with leverage, the fee paid to the Adviser will be higher during the periods in which the Fund is using leverage than if the Fund did not use leverage. This may encourage the Adviser to use leverage to make additional investments. Such a practice could result in us investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns. Under certain circumstances, the use of additional leverage may increase the likelihood of us defaulting on our borrowings, which would disfavor our Shareholder. The Fund’s compensation arrangements could therefore result in the Fund making riskier or more speculative investments than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns.

Dependence on Key Personnel Risk. The Fund’s success depends, to a significant extent, upon the diligence, skill and network of business contacts of the officers and employees of the Adviser, the Sub-Advisers or their affiliates. Such personnel, and any investment professionals that the Sub-Advisers or their affiliates may subsequently retain, will identify, evaluate, negotiate, structure, close, monitor and manage the Fund’s investments. The Fund’s future success will depend to a significant extent on the continued service and coordination of such personnel. If the Adviser and/or the Sub-Advisers do not maintain their existing relationships with sources of investment opportunities and do not develop new relationships with other sources of investment opportunities available to the Fund, the Adviser and/or the Sub-Advisers may not be able to grow the Fund’s investment portfolio. In addition, individuals with whom Adviser and/or Sub-Adviser personnel have relationships are not obligated to provide the Fund with investment opportunities. Therefore, Adviser and/or the Sub-Advisers can offer no assurance that such relationships will generate investment opportunities for the Fund.

The loss of services of one or more members of the Adviser’s and Sub-Advisers’ management team could adversely affect the Fund’s financial condition, business and results of operations. The Adviser and Sub-Advisers cannot guarantee that any of the members of the management team will remain affiliated with the Fund, the Adviser and/or the Sub-Advisers. Further, the Fund does not intend to separately maintain key person life insurance on any of these individuals.

Large Shareholder Risk. To the extent a large proportion of Shares is held by a small number of shareholders (or a single common shareholder), including affiliates of the Adviser, the Fund is subject to the risk that these shareholders may seek to sell Shares (including after expiration of any applicable “lock-up period”) in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of Shares tendered by a small number of shareholders (or a single common shareholder) may exceed the number of Shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each shareholder. See “Repurchase Offers Risk”.

Repurchase Offers Risk. The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers of the Fund’s outstanding Shares at NAV, with the size of the repurchase offer subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the Investment Company Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to its shareholders, and repurchases may be funded from available cash, borrowings, subscription proceeds or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments, including liquid investments. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the “Periodic Repurchase Offers and Transfers of Shares.”) In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

Distributions Risk. Any distributions the Fund makes will be at the discretion of the Board, considering factors such as the Fund’s earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of Delaware law. As a result, the Fund’s distribution rates and payment frequency may vary from time to time. The Fund may not achieve investment results that will allow it to make a specified or stable level of cash distributions and its distributions may decrease over time. In addition, the Fund may be limited in its ability to make distributions.

Valuation Risk. Under the Investment Company Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value as determined pursuant to policies adopted by, and subject to the oversight of, the Board. There is generally no public market for certain private credit assets and other loan investments in which the Fund plans to invest. The Fund expects that many of its investments will not be publicly-traded or actively traded on a secondary market. The Fund will value these investments daily at fair value as determined in good faith as required by the Investment Company Act, but generally based on the most recent quarterly fair valuation determination by the Adviser taking into account various factors and third-party valuation inputs, as relevant. Between quarterly valuations the Fund will consider daily whether there has been a material change to such investments as to affect their fair value, but such analysis will be more limited than the quarterly process.

As part of the Fund’s valuation process, the Fund will take into account relevant factors in determining the fair value of the Fund’s investments, without market quotations, many of which are loans, including and in combination, as relevant: (i) the estimated enterprise value of a portfolio company; (ii) the nature and realizable value of any collateral; (iii) the portfolio company’s ability to make payments based on its earnings and cash flow; (iv) the markets in which the portfolio company does business; (v) a comparison of the portfolio company’s securities to any similar publicly traded securities; and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. The Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s NAV on a given date to materially differ from the value that the Fund may ultimately realize upon the sale of one or more of its investments. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund may realize amounts that are different from what was previously the value, and such differences could be material. The Adviser will serve the role of the Board’s Valuation Designee under Rule 2a-5 of the Investment Company Act (the “Valuation Designee”), with responsibility for fair valuing the Fund’s investments. It is important to note that there is no guarantee that the Adviser will accurately determine the fair value of these investments. See “Net Asset Value” for a further discussion of fair valuation methodologies.

Private Credit Risk. Typically, Private Credit investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may, from time to time or over time, focus its Private Credit in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may thus at times have an out-sized impact on the performance of the Fund. The Fund’s investments are also subject to the risks associated with investing in private securities. Investments in private securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner. See “Closed-End Interval Fund Structure.” Additionally, Private Credit can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The Fund’s portfolio companies may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies. See “Below Investment Grade Risk.”

Private Credit Competition Risk. The Fund competes for investments with other investment funds and a variety of other investors (including private credit funds, mezzanine funds, performing and other credit funds, funds that invest in structured notes, derivatives and other types of collateralized securities and structured products, specialty finance companies, real estate investment trusts), as well as traditional financial services companies such as commercial banks and other sources of funding. These other investment funds and other investors might be reasonable investment alternatives to the Fund and may be substantially larger, have considerably greater financial, technical and marketing resources, and may be less costly or complex with fewer and/or different risks than the Fund has. Some of the Fund’s competitors may have a lower cost of funds and access to funding sources that are not available to the Fund, such as the U.S. government. As a result of these new competitors entering the financing markets in which the Fund operates, competition for investment opportunities in U.S. private companies may intensify. The Fund may lose investment opportunities if it does not match its competitors’ pricing, terms or structure. If the Fund is forced to match its competitors’ pricing, terms or structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. With respect to corporate direct lending, a significant part of the Fund’s competitive advantage stems from the fact that the market for investments in U.S. private companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of the Fund’s competitors in this target market could force the Fund to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the Investment Company Act imposes on the Fund as an investment company or the source-of-income, asset diversification and distribution requirements the Fund must satisfy to maintain RIC tax treatment. There can be no assurance that there will be a sufficient number of attractive potential investments available to the Fund to achieve target returns. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than the Fund. The competitive pressures the Fund faces may have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

Privately-held Companies and the Lack of Available Information About These Companies Risk. The Fund expects to invest a substantial portion of its assets in privately-held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons. Therefore, the decisions made by such management teams and/or the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s investments and, in turn, on the Fund. Third, the investments themselves tend to be less liquid. As such, the Fund may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of the Fund’s target portfolio companies may affect the Fund’s investment returns. Fourth, these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns. Fifth, these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Sixth, limited public information generally exists about private companies. Seventh, these companies may not have third-party debt ratings or audited financial statements. The Fund must therefore rely on the ability of the Adviser and Sub-Advisers to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. The Adviser and Sub-Advisers typically assesses an investment in a portfolio company based on their estimate of the portfolio company’s earnings and enterprise value, among other things, and these estimates may be based on limited information and may otherwise be inaccurate, causing the Adviser or Sub-Adviser to make different investment decisions than it may have made with more complete information. These private companies and their financial information are not subject to the Sarbanes-Oxley Act and other rules that govern public companies. If the Fund is unable to uncover all material information about these companies, the Fund may not make a fully informed investment decision, and it may lose money on its investments.

Investments in Securities or Assets of Publicly-Traded Companies Risk. The Fund may invest a portion of its portfolio in publicly-traded assets. It is not expected that the Fund will be able to negotiate additional financial covenants or other contractual rights, which the Fund might otherwise be able to obtain in making privately negotiated investments. In addition, by investing in publicly-traded securities or assets, the Fund will be subject to U.S. federal and state securities laws, as well as non-U.S. securities laws, that may, among other things, restrict or prohibit its ability to make or sell an investment. Moreover, the Fund may not have the same access to information in connection with investments in public securities, either when investigating a potential investment or after making an investment, as compared to privately negotiated investments. Furthermore, the Fund may be limited in its ability to make investments and to sell existing investments in public securities because the Fund may be deemed to have material, non-public information regarding the issuers of those securities or as a result of other internal policies. The inability to sell public securities in these circumstances could materially adversely affect the Fund’s investment results. In addition, an investment may be sold by the Fund to a public company where the consideration received is a combination of cash and stock of the public company, which may, depending on the securities laws of the relevant jurisdiction, be subject to lock-up periods.

Mid- and Small-Capitalization Company Risk. Middle and small capitalization companies may be less financially secure than larger, more established companies and depend on a small number of key personnel.

In addition, it is more difficult to get information on middle and small capitalization companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the securities of middle and small capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. The purchase or sale of more than a limited number of shares of a middle and small company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Investing in middle and small capitalization securities requires a longer term view.

Direct Lending Risk. The Fund may make direct loans and engage in direct lending, which practice involves certain risks. If the Fund engages in direct lending involving below investment grade or subprime loans, these risks may be heightened. If a loan is foreclosed, the Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. As a result, the Fund may be exposed to losses resulting from default and foreclosure. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying assets will further reduce the proceeds and thus increase the loss. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the loan. In the event of a reorganization or liquidation proceeding relating to the borrower, the Fund may lose all or part of the amounts advanced to the borrower. There is no assurance that the protection of the Fund’s interests is adequate, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, there is no assurance that claims will not be asserted that might interfere with enforcement of the Fund’s rights.

There are no restrictions on the credit quality of the Fund’s loans. Loans may be deemed to have substantial vulnerability to default in payment of interest and/or principal. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced on loans in which the Fund has invested. Certain of the loans in which the Fund may invest have large uncertainties or major risk exposures to adverse conditions, and may be considered to be predominantly speculative. Generally, such loans offer a higher return potential than better quality loans, but involve greater volatility of price and greater risk of loss of income and principal. The market values of certain of these loans also tend to be more sensitive to changes in economic conditions than better quality loans.

Loans to issuers operating in workout modes or under Chapter 11 of the U.S. Bankruptcy Code or the equivalent laws of member states of the European Union (“EU”) are, in certain circumstances, subject to certain potential liabilities that may exceed the amount of the loan. For example, under certain circumstances, lenders who have inappropriately exercised control of the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions.

Various state licensing requirements could apply to the Fund with respect to investments in, or the origination and servicing of, loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund, Adviser or Sub-Advisers operate or have offices. In states in which it is licensed, the Fund, Adviser or Sub-Advisers will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s, the Adviser’s, or the Sub-Advisers’ ability to take certain actions to protect the value of its investments in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s, the Adviser’s, or the Sub-Advisers’ license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which the Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its investments.

Loans Risk. The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund invests in may be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in the prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Although certain loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. In the event of a decline in the value of the already pledged collateral, if the terms of a loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loans. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Those loans that are under-collateralized involve a greater risk of loss.

Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the “Securities Act”) or registered under the Exchange Act. No active trading market may exist for some loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of loans, the Fund’s yield may be lower.

Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of loans.

If legislation of state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser and the Sub-Adviser, do not represent fair value. If the Fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the loan may be adversely affected.

The Fund may acquire loans through assignments or participations. The Fund will typically acquire loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser and the Sub-Advisers have adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a loan through a participation.

In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower or the quality of the loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the loan than the Fund expected when initially purchasing the participation.

The Fund also may originate loans or acquire loans by participating in the initial issuance of the loan as part of a syndicate of banks and financial institutions, or receive its interest in a loan directly from the borrower.

Adjustments to Terms of Investments Risk. The terms and conditions of the loan agreements and related assignments may be amended, modified or waived only by the agreement of the lenders. Generally, any such agreement must include a majority or a supermajority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligation arising from loan agreements could be modified, amended or waived in a manner contrary to the preferences of the Fund, if a sufficient number of the other lenders concurred with such modification, amendment or waiver. There can be no assurance that any obligations arising from a loan agreement will maintain the terms and conditions to which the Fund originally agreed. Because the Fund may invest through participation interests and derivative securities, the Fund may not be entitled to vote on any such adjustment of terms of such agreements.

The exercise of remedies may also be subject to the vote of a specified percentage of the lenders thereunder. The Adviser or a Sub-Adviser will have the authority to cause the Fund to consent to certain amendments, waivers or modifications to the investments requested by obligors or the lead agents for loan syndication agreements. The Adviser and the Sub-Advisers may, in accordance with their investment management standards, cause the Fund to extend or defer the maturity, adjust the outstanding balance of any investment, reduce or forgive interest or fees, release material collateral or guarantees, or otherwise amend, modify or waive the terms of any related loan agreement, including the payment terms thereunder. The Adviser or a Sub-Adviser will make such determination in accordance with its investment management standards. Any amendment, waiver or modification of an investment could adversely impact the Fund’s investment returns.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy repurchases, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

Loan Assignments and Participations Risk. As the assignee of a loan, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Senior Secured Loans and Senior Secured Bonds Risk. There is a risk that any collateral pledged by issuers in which the Fund has taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the issuer to raise additional capital. Such risks have become more pronounced due to interest rate and market volatility. To the extent the Fund’s debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien debt is paid. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the debt’s terms, or at all, or that the Fund will be able to collect on the debt should it be forced to enforce its remedies.

Junior and Subordinated Debt Risk. The Fund may invest in debt instruments that are subordinated or otherwise junior in an issuer’s capital structure. Investments in subordinate debt securities may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured and/or subject the Fund to a “first loss” subordinate holder position relative to other lenders. The ability of the Fund to influence a company’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under terms of subordinated intercreditor agreements, senior creditors will typically be able to block the acceleration of the mezzanine debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. Further, the ability of a borrower to make payments on the loan underlying these securities is dependent primarily upon the successful operation of the property rather than upon the existence of independent income or assets of the borrower. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit and any classes of securities junior to those in which the Fund invests, it will not be able to recover all of its investment in the securities purchased. Investments in subordinate securities have a higher risk of loss and credit default than investments in more senior securities and subordinated tranches absorb losses from default before other more senior tranches are put at risk. Mezzanine debt securities (as well as other more senior securities) are also subject to other creditor risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance” under relevant creditors’ rights laws, (ii) so-called lender liability claims by the issuer of the obligations, and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. The securities the Fund invests in may be subject to early redemption features, refinancing options, pre-payment options, or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected, resulting in a lower return to the Fund than estimated. In addition, depending on fluctuations of the equity markets and other factors, warrants and other equity securities may become worthless.

The Fund may invest in subordinated debt or “mezzanine” debt investments, and such investments and the Fund’s remedies with respect thereto, including the ability to foreclose on any collateral securing such investments, will be subject to the rights of holders of more senior tranches in an issuer’s capital structure and, to the extent applicable, contractual inter-creditor, co-lender and participation agreement provisions.

Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, investments in subordinated debt involve greater credit risk of default and loss than the more senior classes or tranches of debt in an issuer’s capital structure. Subordinated tranches of debt instruments (including mortgage-backed securities) absorb losses from default before other more senior tranches of such instruments, which creates a risk particularly if such instruments (or securities) have been issued with little or no credit enhancement or equity. To the extent the Fund invests in subordinate debt instruments (including mortgage-backed securities), the Fund would likely receive payments or interest distributions after, and must bear the effects of losses or defaults on, the senior debt (including underlying mortgage loans, senior mezzanine debt or senior commercial mortgage-backed securities (“CMBS”) bonds) before, the holders of other more senior tranches of debt instruments with respect to such issuer. The Fund’s investments will be affected, where applicable, by (i) the relative payment priorities of the respective classes of instruments or securities issued by portfolio companies (or affiliates thereof), (ii) the order in which the principal balances of such respective classes with balances will be reduced in connection with losses and default-related shortfalls, and (iii) the characteristics and quality of the underlying loans in the Fund.

Second Priority Liens Risk. Certain debt investments that the Fund makes in portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the Fund. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then the Fund, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against such company’s remaining assets, if any.

The Fund may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund is so entitled. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy its unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then its unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights the Fund may have with respect to the collateral securing the debt investments it makes to its portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that the Fund enters into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. The Fund may not have the ability to control or direct such actions, even if its rights are adversely affected.

Mezzanine Debt Securities Risk. Mezzanine debt securities generally will be unrated or have ratings or implied or imputed ratings below investment grade. They will be obligations of corporations, partnerships or other entities that are generally unsecured, typically are subordinated to other obligations of the obligor and generally have greater credit and liquidity risk than is typically associated with investment grade corporate obligations. While mezzanine debt investments and other loans or unsecured investments can benefit from the same or similar covenants as those enjoyed by the indebtedness ranking more senior to such investments and can benefit from cross-default provisions and security over the issuer’s assets, some or all of such terms might not be part of particular investments (for example, such investments might not be protected by financial covenants or limitations upon incurrence of additional indebtedness by the issuer). Accordingly, the risks associated with mezzanine debt securities include a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including a sustained period of rising interest rates or an economic downturn) could adversely affect the obligor’s ability to pay principal and interest on its debt. Many obligors on mezzanine debt securities are highly leveraged, and specific developments affecting such obligors, including reduced cash flow from operations or the inability to refinance debt at maturity, can also adversely affect such obligors’ ability to meet debt service obligations. Mezzanine debt securities are often issued in connection with leveraged acquisitions or recapitalizations, in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. Default rates for mezzanine debt securities have historically been higher than has been the case for investment grade securities.

Equity Investments Risk. The Fund may make select equity investments. In addition, when the Fund invests in senior secured loans, second lien and subordinated or mezzanine loans, the Fund may receive equity and equity-related interests such as warrants or options that may be converted into or exchanged for the issuer’s common stock or the cash value of the issuer’s common stock as additional consideration. In addition, the Fund may invest directly in the equity securities of portfolio companies. The Fund’s goal is ultimately to dispose of such equity interests and realize gains upon the Fund’s disposition of such interests. However, the equity interests the Fund receives may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences. The Fund will generally have little, if any, control over the timing of any gains the Fund may realize from its equity investments. The Fund may also be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow the Fund to sell the underlying equity interests. The Fund may be unable to exercise any put rights the Fund acquires, which would grant the Fund the right to sell its equity securities back to the portfolio company, for the consideration provided in its investment documents if the issuer is in financial distress.

Structured Products Risk. The Fund may invest its assets in structured products, including the rated debt tranches of floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally will not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes will be based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Covenant-Lite Loans Risk. Although the Fund generally expects the transaction documentation of some portion of the Fund’s investments to include covenants and other structural protections, a portion of the Fund’s investments may be composed of so-called “covenant-lite loans.” Generally, covenant-lite loans either do not have certain maintenance covenants that would require the issuer to maintain debt service or other financial ratios or do not contain common restrictions on the ability of the issuer to change significantly its operations or to enter into other significant transactions that could affect its ability to repay such loans. Ownership of covenant-lite loans may expose the Fund to different risks, including with respect to liquidity, price volatility and ability to restructure loans, than is the case with loans that have financial maintenance covenants. As a result, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the issuer’s ability to comply with its obligations under the loan.

ETFs Risk. The Fund, subject to its investment strategies and policies, may purchase shares of ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Tracking error, the divergence of an ETF’s performance from that of its underlying index, may arise due to imperfect correlation between the ETF’s portfolio securities and those in its index, rounding of prices, timing of cash flows, the ETF’s size, changes to the index and regulatory requirements. The Fund can purchase shares of an ETF to gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities or commodities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or commodities. ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also “Investment in Other Investment Companies Risk” below.

BDCs Risk. The Fund may invest in BDCs. A BDC is a type of closed-end investment company regulated under the Investment Company Act. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income at the corporate level, provided the income is distributed to their shareholders and that the BDC complies with the applicable requirements of Subchapter M of Subtitle A, Chapter 1 of the Code.

Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Publicly traded BDCs may trade at a discount to their NAV because they invest in unlisted securities and have a limited access to capital markets.

Certain BDCs may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s income may fall if the interest rate on any borrowings of the BDC rises.

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies, including ETFs, are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. Government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in REITs or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).

Fixed-Income Securities Risk. Fixed-income securities in which the Fund may invest are generally subject to the following risks:

Issuer and Spread Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer. In addition, wider credit spreads and decreasing market values typically represent a deterioration of a debt security’s credit soundness and a perceived greater likelihood of risk or default by the issuer.

Credit Risk. Credit risk is the risk that an underlying issuer or borrower will be unable to make principal and interest payments on its outstanding debt or other payment obligations when due or otherwise defaults on its obligations to the Fund and/or that the guarantors or other sources of credit support for such persons do not satisfy their obligations. The Fund’s return to shareholders would be adversely impacted if an underlying issuer of debt investments or other instruments or a borrower under a loan in which the Fund invests were to become unable to make such payments when due.

Although the Fund may make investments that the Adviser or a Sub-Adviser believes are secured by specific collateral the value of which may initially exceed the principal amount of such investments or the Fund’s fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, shareholders could experience delays or limitations with respect to its ability to enforce rights against and realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Adviser, a Sub-Adviser and/or the shareholder or the shareholder’s expected rights to such collateral could, under certain circumstances, be voided or disregarded. The Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders and, as a result, the shareholder may not have priority over other creditors as anticipated. The Fund may also invest in leveraged loans, high yield securities, marketable and non-marketable common and preferred equity securities and other unsecured investments, each of which involves a higher degree of risk than senior secured loans. Furthermore, the Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of a senior lender, to the extent applicable. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In addition, certain instruments may provide for payments-in-kind, which have a similar effect of deferring current cash payments. In such cases, a portfolio company’s ability to repay the principal of an investment may depend on a liquidity event or the long-term success of the company, the likelihood of which is uncertain.

With respect to the Fund’s investments in any number of credit products, if the borrower or issuer breaches any of the covenants or restrictions under the credit agreement or indenture that governs loans or securities of such issuer or borrower, it could result in a default under the applicable indebtedness as well as the indebtedness held by the Fund. Such default may allow the creditors to accelerate the related debt and may result in the acceleration of any other debt to which a cross-acceleration or cross-default provision applies. This could result in an impairment or loss of the Fund’s investment or result in a pre-payment (in whole or in part) of the Fund’s investment.

Similarly, while the Adviser and the Sub-Advisers will generally target investing the Fund’s assets in companies it believes are of high quality, these companies could still present a high degree of business and credit risk. Portfolio companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or economic and financial market downturns and dislocations. As a result, companies that the Adviser or a Sub-Adviser expected to be stable or improve may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Call Risk. There is a risk that issuers may exercise a right to redeem a fixed income security earlier than expected (a “call”). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Prepayment Risk. The Fund is subject to the risk that the investments it makes may be repaid prior to maturity. When this occurs, the Fund will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and the Fund could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, the Fund’s results of operations could be materially adversely affected if one or more of the issuers elect to prepay amounts owed to the Fund. Additionally, prepayments, net of prepayment fees, could negatively impact the Fund’s return on equity.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Fund has no set policy regarding the duration or maturity of the fixed-income securities it may hold. In general, the longer the duration of any fixed-income securities in the Fund’s portfolio, the more exposure the Fund will have to the interest rate risks described above. The Adviser and the Sub-Advisers may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and any other factors that the Adviser and the Sub-Advisers deems relevant. There can be no assurance that the Adviser’s and Sub-Advisers’ assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.

Below Investment Grade Risk. The Fund may invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade (rated Ba/BB or below, or judged to be of comparable quality by the Adviser or a Sub-Adviser) if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Lower grade securities, though often high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. They may also be difficult to value and illiquid. The major risks of below investment grade securities include: (i) below investment grade securities may be issued by less creditworthy issuers. Issuers of below investment grade securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of below investment grade securities, leaving few or no assets available to repay holders of below investment grade securities; (ii) prices of below investment grade securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of below investment grade securities than on other higher-rated fixed-income securities. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities; (iii) issuers of below investment grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing; (iv) below investment grade securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems below investment grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income; (v) below investment grade securities may be less liquid than higher-rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the below investment grade securities market, and there may be significant differences in the prices quoted by the dealers. Judgment may play a greater role in valuing these securities and the Fund may be unable to sell these securities at an advantageous time or price; (vi) the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The prices of fixed-income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, a low rate environment may result in traditional investment grade oriented investors being forced to accept more risk in order to maintain income. In a rising rate environment, buyers of lower grade securities may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser or a Sub-Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on the Adviser’s and/or a Sub-Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

For securities rated in the lower rating categories (rated as low as D, or unrated but judged to be of comparable quality by the Adviser and the Sub-Advisers), the risks associated with below investment grade instruments are more pronounced. The credit rating of a high-yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

High Yield Debt Risk. The Fund may invest in debt securities that may be classified as “higher-yielding” (and, therefore, higher-risk) debt securities. In most cases, such debt will be rated below “investment grade” or will be unrated and will face both ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. The market for high yield securities has experienced periods of volatility and reduced liquidity. Securities in the lower rated categories and comparable non-rated securities are subject to greater risk of loss of principal and interest than higher rated and comparable non-rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings or comparable non-rated securities in the case of deterioration of general economic conditions. High yield securities may or may not be subordinated to certain other outstanding securities and obligations of the issuer, which may be secured by all or substantially all of the issuer’s assets. High yield securities may also not be protected by financial covenants or limitations on additional indebtedness. The market values of certain of these debt securities may reflect individual corporate developments. General economic recession or a major decline in the demand for products and/or services in the industry in which the issuer operates would likely have a material adverse impact on the value of such securities or could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities.

Syndicated Loans Risk. The Fund may invest in senior secured loans that include syndicated loans where we do not act as lead arranger, joint lead arranger or co-manager. In addition, the broadly syndicated loans in which we will invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency. Under the documentation for such loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. Accordingly, we may be precluded from directing such actions unless we or our Sub-Advisers are the designated administrative agent or collateral agent or we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure you that the actions taken will be in our best interests.

There is a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Sovereign Government and Supranational Debt. The Fund may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets countries. These sovereign fixed income securities may include: fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in foreign countries; fixed income securities issued by government owned, controlled or sponsored entities located in foreign countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or fixed income securities issued by supranational entities such as the International Bank for Reconstruction and Development or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers.

CDO Risk. The Fund may invest in CDOs, which are securities backed by, or represent interests in, an underlying pool of assets. CDOs are typically issued in multiple “tranches,” each of which represents a portion of the full economic interest in the underlying assets, and each of which is issued at a specific fixed or floating interest rate. Principal payments received on the underlying pool of assets are often applied to each tranche in the order of its stated maturity, so that none of the principal payments received in a given period will be distributed to a particular tranche of the CDO until all other, more senior tranches are paid in full for that period. While all CDOs are subject to the risks that affect debt obligations generally, the relative riskiness of the Fund’s investment in a CDO will depend largely on the type of collateral in the underlying pool of assets and the tranche of the CDO in which the Fund invests. If, for example, the Fund is invested in a more junior tranche of a CDO, there is a greater risk that distributions from the underlying pool of assets will be insufficient to pay the Fund after all more senior tranches have been paid. Similarly, a CDO backed by less creditworthy assets, such as a collateralized mortgage obligations (“CMO”) or a REMIC backed primarily by subprime mortgages, a CLO backed primarily by below investment grade loans, or a CBO backed primarily by below investment grade bonds, will generally present greater risks for the Fund, because the underlying assets are more likely to default or be downgraded, and the CDO securities themselves are more likely to be harder to value and less liquid. Additionally, with all CDOs, there is a risk that the manager of the special purpose entity that holds the underlying assets may fail in its management responsibilities, which may in turn delay or disrupt the payment of distributions to the Fund.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities (“MBS”) and other mortgage-related instruments. Mortgage-related securities include mortgage pass-through securities, CMO, commercial MBS, mortgage dollar rolls, CMO residuals, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related instruments may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on the mortgages underlying or associated with mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as the value of other fixed-income securities. This risk will be greater for long-term securities than for short-term securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may shorten or extend the effective date of maturity of the security beyond that anticipated at the time of purchase. In addition, a rapid rate of principal prepayments may have an adverse effect on the Fund’s investments to the extent it invests in IO securities. If the assets underlying the IO securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investments in these securities. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. In addition, the value of securities or other instruments may be adversely affected by a negative trend in the market’s perception of the creditworthiness of the issuers or counterparties which could adversely affect the value of an investment in the Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

CMBS. Mortgage loans on commercial properties often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity and repayment of the loan principal thus often depends upon the future availability of real estate financing from the existing or an alternative lender and/or upon the current value and salability of the real estate. Therefore, the unavailability of real estate financing may lead to default.

Most commercial mortgage loans underlying MBS are effectively nonrecourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgage loans, payments on the subordinated classes of the related MBS are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes of MBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed in lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks, and governmental disclosure requirements with respect to the condition of the property may make a third party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related MBS. Revenues from the assets underlying such MBS may be retained by the borrower and the return on investment may be used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenue is generally not recoverable without a court appointed receiver to control collateral cash flow.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The Fund may invest in asset-backed securities that may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. In addition, principal only and interest only instruments are particularly subject to extension risk.

TBA Transactions Risk. TBA investments include when-issued and delayed delivery securities and forward commitments. The Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. The Fund may sell the securities before the settlement date if the Adviser deems it advisable. Distributions attributable to any gains realized on such a sale are taxable to shareholders. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. The Fund may purchase or sell undrawn or delayed draw loans.

Bank Loans Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments are subject to both interest rate risk and credit risk, and the risk of non-payment of scheduled interest or principal. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.

Non-U.S. Instruments Risk. The Fund may invest in non-U.S. instruments. Such investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of non-U.S. instruments can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of non-U.S. instruments to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. instruments. Generally, there is less readily available and reliable information about non-U.S. issuers or borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. instruments may trade on days when Shares are not priced, the Fund’s NAV may change at times when Shares cannot be sold.

Joint Ventures Risk. From time to time, the Fund may hold a portion of its investments through partnerships, joint ventures, securitization vehicles or other entities with third-party investors (collectively, “joint ventures”). Joint venture investments involve various risks, including risks similar to those associated with a direct investment in a portfolio company, the risk that the Fund will not be able to implement investment decisions or exit strategies because of limitations on the Fund’s control under applicable agreements with joint venture partners, the risk that a joint venture partner may become bankrupt or may at any time have economic or business interests or goals that are inconsistent with those of the Fund, the risk that a joint venture partner may be in a position to take action contrary to the Fund’s objectives, the risk of liability based upon the actions of a joint venture partner and the risk of disputes or litigation with such partner and the inability to enforce fully all rights (or the incurrence of additional risk in connection with enforcement of rights) one partner may have against the other, including in connection with foreclosure on partner loans, because of risks arising under state law. The Fund’s ability to influence the management in these cooperative efforts will depend upon the nature of the joint venture arrangement, and certain joint venture arrangements may pose risks of impasse if no single party controls the joint venture, including the risk that the Fund will not be able to implement investment decisions or exit strategies because of limitations on the Fund’s control under applicable agreements with joint venture partners. In addition, the Fund may, in certain cases, be liable for actions of the Fund’s joint venture partners. The joint ventures in which the Fund participates may sometimes be allocated investment opportunities that might have otherwise gone entirely to the Fund, which may reduce the Fund’s return on equity. Additionally, the Fund’s joint venture investments may be held on an unconsolidated basis and at times may be highly leveraged. Such leverage would not count toward the investment limits imposed on the Fund by the Investment Company Act. If an investment in an unconsolidated joint venture were to be consolidated for any reason, the leverage of such joint venture could impact the Fund’s ability to maintain the minimum coverage ratio of total assets to total borrowings and other senior securities required under the Investment Company Act, which have an effect on the Fund’s operations and investment activities. See “Leverage Risk.”

Investing Alongside Other Third Parties Risk. The Fund may invest alongside third parties through joint ventures, partnerships or other entities in the future. Such investments may involve risks not present in investments where a third party is not involved, including the possibility that such third party may at any time have economic or business interests or goals which are inconsistent with the Fund’s, or may be in a position to take action contrary to the Fund’s investment objectives. In addition, the Fund may in certain circumstances be liable for actions of such third party.

More specifically, joint ventures involve a third party that has approval rights over activity of the joint venture. The third party may take actions that are inconsistent with the Fund’s interests. For example, the third party may decline to approve an investment for the joint venture that the Fund otherwise wants the joint venture to make. A joint venture may also use investment leverage which magnifies the potential for gain or loss on amounts invested. Generally, the amount of borrowing by the joint venture is not included when calculating the Fund’s total borrowing and related leverage ratios and is not subject to asset coverage requirements imposed by the Investment Company Act. If the activities of the joint venture were required to be consolidated with the Fund’s activities because of a change in GAAP rules or SEC staff interpretations, it is likely that the Fund would have to reorganize any such joint venture.

CRS Transaction Risk. The Fund intends to invest in CRS transactions, including SRTs. Each CRS transaction generally includes two or more tranches that pay different premia subject investors to potential impairment of principal based on credit loss allocation and therefore generate different return profiles. Tranches with higher levels of subordination are typically allocated losses only when subordinated tranches have been fully written down. Tranches with lower levels of subordination, meanwhile, receive higher premia but bear losses prior to any allocations to senior tranches. The Fund expects to invest in subordinated tranches, including unrated tranches. Unrated tranches will typically be subordinate to all other tranches and, therefore, will be expected to absorb losses prior to any other tranches. CRS transactions are intended to provide the counterparty bank or financial services company with regulatory capital and/or help them reduce their risk-weighted assets. By acquiring CRS investments, the Fund is exposed to the default risks of assets held on the balance sheets of such banks or financial services companies.

Additionally, the Fund’s principal is typically held by a third-party bank thereby exposing the Fund to bankruptcy of the custodian. While the Adviser and Sub-Adviser pay close attention to counterparty credit risk and to the regulations governing “bail in” of corporate deposits, no assurance can be made that Fund principal is always bankruptcy remote.

While the Fund is denominated in USD, the Fund will typically buy assets denominated in most of the major currencies. As such, the Fund is exposed to the currency translation adjustment.

CRS transactions typically pay a floating reference rate plus a premium. As such, the Fund is exposed to the rate of interest paid linked to such rates. Reference rates may even turn negative, reducing the Fund’s income generation.

General Real Estate and Real Estate Finance Risks. All real estate-related investments are subject to some degree of risk. The loans in which the Fund and/or the Subsidiaries intend to invest are secured by various types of properties (income-producing and otherwise), and there are certain risks that are generally applicable to loans secured by all of those property types. The repayment of a real estate loan is typically dependent upon the ability of the applicable property to produce cash flow if tenanted or will be dependent on prevailing real estate values in specific markets if expected to be sold vacant. The liquidation value of a cash-flowing property is determined, in substantial part, by the amount of the property’s cash flow (or its potential to generate cash flow). However, net operating income and cash flow can be volatile and may be insufficient to cover debt service on the loan at any given time.

With residential real estate, there is a risk of house price depreciation, which could affect the borrower’s ability to repay a loan.

The risks associated with real estate investment and real estate finance include, but are not limited to: (a) declines in the value of real estate, in re-letting success, rental levels or occupancy/vacancy rates; (b) risks related to the financial stability of any tenants with respect to an investment; (c) risks related to general and local economic conditions; (d) dependency on management skills of the borrower or third-party property management firm; (e) risk depending on the timing of cash flows from the underlying mortgage properties; (f) possible lack of available mortgage funds to refinance the mortgage loans at maturity; (g) overbuilding; (h) increases in property taxes and operating expenses, including energy costs; (i) changes in zoning laws and other governmental rules, regulation and fiscal policies; compliance with existing legal and regulatory requirements, including environmental controls and regulations; (j) ability of a property owner to pay leasing commissions, provide adequate maintenance and insurance, pay tenant improvement costs and make other tenant concessions; (k) expenses incurred in the clean-up of environmental problems; (l) costs and delays involved in enforcing rights of a property owner against tenants that default under the terms of leases or seek protection of bankruptcy laws; (m) casualty or condemnation losses, including where liability and casualty insurance does not provide full protection; (n) changes in interest rates and the availability of credit to refinance such loans at or prior to maturity; (o) risks related to disputes over the interpretation or enforceability of loan documents adding to costs and delays as well as claims by third parties (either public or private), including legal action arising out of investments, including for third party losses; (p) market liquidity risks, including refinancing risk at maturity, or legal or other restrictions on transfer; (q) risks and costs associated with workout negotiations with respect to non-performing investments; (r) terrorist threats and attacks; (s) social unrest and civil disturbances; and (t) weather and other acts of God.

It is expected that the properties that are the subject of the investment loans will be located in the United States. Geographic concentration may exacerbate the risks described herein.

Property Risk. Property is a specialist sector that may be less liquid and produce more volatile performance than an investment in other investment sectors. The value of capital and income will fluctuate as property values and rental income rise and fall, as well as the individual borrowers financial situation and ability to pay interest. The valuation of property is generally a matter of valuers’ opinion rather than fact. The amount raised when a property is sold may be less than the valuation.

The income from and value of properties may be adversely affected by a number of factors, including, but not limited to, national, regional and local economic and market conditions; perceptions by prospective purchasers of the safety, convenience, condition, services and attractiveness of the properties; the proximity and availability of competing alternatives to the properties; the willingness and ability of the owners of the properties to provide capable management and adequate maintenance; demographic factors; consumer confidence; unemployment rates; customer tastes and preferences; and retroactive changes to building or similar regulations.

Non-Performing Loans and Foreclosures. The Fund and/or the Subsidiaries may acquire interests in loans which thereafter may become nonperforming for a wide variety of reasons. Such non-performing loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of such loan. However, even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such loan, replacement “takeout” financing will not be available, or a sale may not provide proceeds to cover the loan basis. Ownership of participation interests and syndication interests in loans raise many of the same risks as ownership of entire loans and also carry risks of illiquidity and lack of control. It is possible that the Sub-Advisers may find it necessary or desirable to foreclose or otherwise enforce security on collateral securing one or more loans acquired by the Fund and/or the Subsidiaries. The foreclosure/enforcement process will vary from jurisdiction to jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure/enforcement actions by asserting numerous claims, counterclaims and defenses against the holder of a loan, including lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action. During the foreclosure proceedings, a borrower may have the ability to file for bankruptcy or its equivalent, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property.

Risks Associated with Interim Financing. Generally, the investment loans are interim loans that at maturity will require refinancing as term loans or the sale of the related mortgaged properties. Certain of the mortgaged properties may be properties that have been recently acquired, developed and/or renovated or are currently undergoing or are expected in the future to undergo renovation. The Fund anticipates that net cash flow at such mortgaged properties will stabilize, permitting the necessary refinancing or sale upon the maturity of such investment loans. There can be no assurance that any such stabilization will occur or will be sufficient to fund debt service and/or operating expenses if income from the related mortgaged properties does not meet projections.

Early Refinancing by Obligors. The obligors of the investment loans may seek to refinance certain or all of their outstanding debt prior to maturity. The inability of obligors to refinance a material portion of the Fund’s and/or a Subsidiary’s portfolio on favorable terms, or at all, could have a material adverse effect on the NAV of the Shares.

Multifamily Properties. Certain of the investment loans may be secured by mortgaged properties that are multifamily properties. A large number of factors may adversely affect the value and successful operation of a multifamily property, including: (a) the physical attributes of the apartment or student housing building (e.g., its age, appearance and construction quality); (b) the quality of property management; (c) the location of the property (e.g., a change in the neighborhood over time or increased crime in the neighborhood); (d) the ability of management to provide adequate security, maintenance and insurance; (e) the types of services the property provides; (f) the property’s reputation; (g) the level of mortgage interest rates (which may encourage tenants to purchase rather than rent housing); (h) the generally short terms of residential leases and the need for continued re-letting; (i) rent concessions and month- to-month leases, which may impact cash flow at the property; (j) in the case of student housing facilities, which may be more susceptible to damage or wear and tear than other types of multifamily housing, the reliance on the financial well-being of the college or university to which it relates, competition from on-campus housing units, which may adversely affect occupancy, the physical layout of the housing, which may not be readily convertible to traditional multifamily use, and that student tenants have a higher turnover rate than other types of multifamily tenants, which in certain cases is compounded by the fact that student leases are available for periods of less than 12 months; (k) restrictions on the age of tenants who may reside at the property; (l) state and local regulations, including rent control and rent stabilization; (m) the presence of competing properties and residential developments in the local market; (n) the existence of corporate tenants renting large blocks of units at the property, which in the event such tenant vacates would leave the property with a significant percentage of unoccupied space, and in the event such tenant was renting at an above-market rent may make finding replacement tenants difficult; (o) the tenant mix, particularly if the tenants are predominantly students, personnel from or workers related to a military base or workers from a particular business or industry; (p) adverse local, regional or national economic conditions, which may limit the amount of rent that can be charged and may result in a reduction in timely rent payments or a reduction in occupancy; (q) state and local regulations; (r) government assistance/rent subsidy programs; and (s) national, state or local politics.

Short-Term Loans. The Fund will invest in short-term loans secured by first lien mortgages on commercial real estate, which have a greater risk of loss than stabilized commercial mortgage loans. Short-term loans provide interim financing to borrowers seeking short-term capital for the acquisition or transition (for example, lease up and/or repositioning) of commercial real estate and generally have a maturity of three years or less. A borrower under a short-term loan has usually identified an asset that has been under-managed and/or is located in a recovering market. If the market in which the asset is located fails to recover according to the borrower’s projections, or if the borrower fails to improve the operating performance of the asset or the value of the asset, the borrower may not receive a sufficient return on the asset to satisfy the short term loan, and the Fund will bear the risk that it may not recover some or all of its investment. In addition, borrowers usually use the proceeds from the sale of the asset or of a conventional mortgage loan to repay a short-term loan. The Fund may therefore be dependent on a borrower’s ability to sell the improved asset or to obtain permanent financing to repay a transitional loan, which could depend on market conditions and other factors. In the event of any failure to repay under a transitional loan held, the Fund will bear the risk of loss of principal and non-payment of interest and fees to the extent of any deficiency between the value of the mortgage collateral and the principal amount and unpaid interest of the transitional loan.

The ability of the Fund to generate income through its loan investments is dependent upon payments being made by the borrower underlying such loan investments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

Commercial Real Estate-Related Securities Risk. The Fund will invest in commercial real estate-related debt, consisting of commercial mortgage loans. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties.

The following risks may affect real estate markets generally or specific assets and include, without limitation, general economic and social climate; regional and local real estate conditions; the supply of and demand for properties; the financial resources of tenants; competition for tenants from other available properties; the ability of the borrowers to manage the real properties; changes in building, environmental, zoning, tax or other applicable laws; changes in real property tax rates, changes in interest rates; negative developments in the economy that depress travel activity; uninsured casualties; condemnations; energy supply shortages; changes in the availability of debt financing and/or mortgage funds which may render the sale or refinancing of properties difficult or impracticable; increased mortgage defaults; acts of God; and other factors which are beyond the control of the Fund and the Adviser. Furthermore, changes in interest rates or the availability of debt may render the investment in real estate assets difficult or unattractive. The possibility of partial or total loss of capital will exist and investors should not subscribe unless they can readily bear the consequences of such loss. Many of these factors could cause fluctuations in occupancy rates, rent schedules or operating expenses, resulting in a negative effect on the value of real estate assets. Valuation of real estate assets may fluctuate. The capital value of the Fund’s investments may be significantly diminished in the event of a downward turn in real estate market prices.

Moreover, certain expenditures associated with real estate, such as taxes, debt service, maintenance costs and insurance, tend to increase over time and, in most cases, are not decreased by events adversely affecting rental revenues such as an unforeseen downturn in the real estate market, a lack of investor confidence in the market or a softening of demand. Thus, the cost of operating a property may exceed the rental income thereof. Insurance to cover losses and general liability in respect of properties may not be available or may be available only at prohibitive costs to cover losses from ongoing operations and other risks such as terrorism, earthquake, flood or environmental contamination. Even with comprehensive insurance to permit replacement in the event of total loss, certain types of losses are uninsurable or are not economically insurable, and the Fund will have no control over whether such insurance is maintained by the issuers in which it invests.

The Fund will invest in commercial real estate loans, mortgage loans, CMBS, and other similar types of investments. Certain factors may affect materially and adversely the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. Commercial real estate loans are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expenses or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, and changes in governmental rules, regulations and fiscal policies, including environmental legislation, natural disasters, terrorism, social unrest and civil disturbances.

Commercial Lending is Dependent Upon Net Operating Income. Certain of the investment loans are secured by various income producing commercial properties. Commercial lending is generally thought to expose a lender to greater risk than residential one to four family lending because it typically involves larger mortgage loans to a single borrower or group of related borrowers.

The repayment of a commercial loan is typically dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents. Even the liquidation value of a commercial property is determined, in substantial part, by the capitalization of the property’s ability to produce cash flow. However, net operating income can be volatile and may be insufficient to cover debt service on the mortgage loan at any given time.

Renovation Risk. Many properties collateralizing the whole loans may require varying levels of renovation. In addition, certain investments are expected to be ground-up commercial construction projects. Though the Sub-Advisers do not expect to invest the Fund’s and/or a Subsidiary’s assets in investment loans collateralizing ground-up commercial construction projects until construction is nearing completion, in connection with such investments, a borrower may undertake improvements to properties owned by it (including renovation or development) in order to maximize or create income produced by a property or to create or maintain their market position and long-term value. As such, there is exposure to the price of goods/labor, unforeseen issues that may require additional capital, or general borrower inability to complete projects, that may affect the outcome of the loans. Renovation and development activities, particularly for ground-up construction projects, involve the risk that construction may not be completed within budget, or on schedule, or at all because of cost overruns, work stoppages, shortages of building materials, the inability of contractors to perform their obligations under construction contracts, defects in plans and specifications, failure to acquire appropriate governmental approvals or permitting, changes to zoning laws or failure to have necessary zoning approvals or other factors. Any delay or stoppage in completing the development or renovation of a property may result in increased interest and construction costs and the potential loss of previously identified tenants and consequently could have an adverse effect on net rental income derived from such property and therefore an adverse effect on the borrower’s ability to meet their payment obligations under the relevant investment.

Other Investment Risks

Derivatives Risk. Among other things, Rule 18f-4 under the Investment Company Act, eliminates the asset segregation framework arising from prior SEC guidance for covering positions in derivatives and certain financial instruments. Rule 18f-4 also limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), such as the Fund, however, are not subject to the full requirements of Rule 18f-4. Under Rule 18f-4, a fund may enter into an unfunded commitment agreement that is not a derivatives transaction if the fund has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. The Fund has adopted policies and procedures to comply with the requirements of the rule. Compliance with Rule 18f-4 may limit its ability to use derivatives and/or enter into certain other financial contracts. Such transactions may be subject to special and complex federal income tax provisions that may, among other things, make it more difficult for the Fund to comply with certain federal income tax requirements applicable to RICs if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments was successfully challenged by the IRS.

Hedging Risks. The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using financial instruments such as futures contracts, swaps, caps, floors or collars, currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures, swap contracts including credit default swaps index products, credit default swaps, total return swaps, interest rate swaps, and exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts, subject to the requirements of the Investment Company Act. These financial instruments may be purchased on exchanges or may be individually negotiated and traded in over-the-counter markets. Use of such financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase the Fund’s losses. Further, hedging transactions may reduce cash available to pay distributions to the Fund’s shareholders. The Dodd-Frank Wall Street Reform and Consumer Protection Act could adversely impact an issuer’s ability to hedge risks associated with the Fund’s investments. Such transactions may be subject to special and complex federal income tax provisions that may, among other things, make it more difficult for the Fund to comply with certain federal income tax requirements applicable to RICs if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments was successfully challenged by the IRS.

Counterparty Risk. The Fund is subject to credit risk with respect to the counterparties to any derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or the Fund’s hedge counterparty in the case of OTC instruments) purchased by the Fund. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to their derivative transactions will affect the value of those instruments. By entering into derivatives transactions, the Fund assumes the risks that these counterparties could experience financial or other hardships that could call into question their continued ability to perform their obligations. In the case of a default by the counterparty, the Fund could become subject to adverse market movements while replacement transactions are executed. The ability of the Fund to transact business with any one or number of counterparties, the possible lack of a meaningful and independent evaluation of such counterparties’ financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. Furthermore, concentration of derivatives in any particular counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.

The Adviser and the Sub-Advisers evaluate and monitor the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial or other difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceedings. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value upon the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying assets. The Fund may obtain only a limited recovery or may obtain no recovery at all in such circumstances. In addition, regulations that were adopted in 2019 require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that such counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more categories may be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations (including, but not limited to, financial obligations and legal obligations to segregate margins collected by the clearing house) to the Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Derivatives Risk.”

Leverage Risk. The Fund may borrow money in connection with its investment activities, to satisfy repurchase requests from shareholders and to otherwise provide the Fund with liquidity. Specifically, the Fund may borrow money through a credit facility or other arrangements to fund investments up to the limits prescribed by the Investment Company Act. The Fund may also borrow money to manage timing issues in connection with the acquisition of its investments (e.g., to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of proceeds from the realization of other investments or additional sales of Shares).

The use of leverage is speculative and involves certain risks. Although leverage will increase the Fund’s investment return if the Fund’s investment purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, leverage magnifies the Fund’s exposure to declines in the value of one or more underlying reference assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in the Fund will be more volatile, and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage. The use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” or during general market turmoil. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the Fund’s returns.

The Investment Company Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the registered investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including such indebtedness). Furthermore, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets (minus any liabilities not representing senior securities) is at least 200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding preferred shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities). The Investment Company Act also requires that dividends may not be declared if this asset coverage requirement is breached. The Fund’s borrowings will at all times be subject to the Investment Company Act’s asset coverage requirement.

Spread Widening Risks. For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of the debt instruments and other securities in which the Fund invests may decline substantially. In particular, purchasing debt instruments or other assets at what may appear to be “undervalued” or “discounted” levels is no guarantee that these assets will not be trading at even lower levels at a time of valuation or at the time of sale. It may not be possible to predict, or to hedge against, such “spread widening” risk. Additionally, the perceived discount in pricing from previous environments described herein may still not reflect the true value of the assets underlying debt instruments in which the Fund invests and therefore further deteriorations in value with respect thereto may occur following the Fund’s investment therein.

Undervalued Investments Risk. The Fund’s investment strategy with respect to certain types of investments may be based, in part, upon the premise that certain investments (either held directly or indirectly) that are otherwise performing may from time to time be available for purchase by the Fund at “undervalued” or “discounted” prices. Purchasing interests at what may appear to be “undervalued” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. No assurance can be given that investments can be acquired or realized at favorable prices or that the market for such interests will continue to improve since this depends, in part, upon events and factors outside the control of the Adviser and the Sub-Advisers. In addition, there can be no assurance that current market conditions may not deteriorate during the life of the Fund, which could have a materially adverse effect on the assets of the Fund. Actual or perceived trends in debt markets do not guarantee, predict or forecast future events, which may differ significantly from those implied by such trends.

Credit Facility Provisions Risk. A credit facility may be backed by all or a portion of the Fund’s loans and securities on which the lenders will have a security interest. The Fund may pledge up to 100% of its assets and may grant a security interest in all of the Fund’s assets under the terms of any debt instrument the Fund enters into with lenders. The Fund expects that any security interests it grants will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, the Fund expects that the custodian for its securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If the Fund were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of the Fund’s assets securing such debt, which would have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows. In connection with one or more credit facilities entered into by the Fund, distributions to shareholders may be subordinated to payments required in connection with any indebtedness contemplated thereby.

In addition, any security interests and/or negative covenants required by a credit facility may limit the Fund’s ability to create liens on assets to secure additional debt and may make it difficult for the Fund to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if the Fund’s borrowing base under a credit facility were to decrease, the Fund may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of the Fund’s assets are secured at the time of such a borrowing base deficiency, the Fund could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on its ability to fund future investments and to make distributions.

In addition, the Fund may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on the Fund’s business and financial condition. This could reduce the Fund’s liquidity and cash flow and impair its ability to grow its business.

Interest Rate Risk. The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s ability to make investments, the value of its investments and its ability to realize gains from the disposition of investments and, accordingly, have a material adverse effect on the Fund’s investment objectives and its rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs.

During periods of falling interest rates, payments on the floating rate debt instruments that the Fund may hold would generally decrease, resulting in less interest income to the Fund. In the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed-rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

Inflation Risk. Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on the Fund’s investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity.

Portfolio Company Debt Rankings Risk. The portfolio companies in which the Fund invests may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which the Fund invests. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the debt instruments in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to the Fund’s investment in that portfolio company would typically be entitled to receive payment in full before the Fund receives any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

No Control of Portfolio Companies Risk. The Fund does not expect to control the portfolio companies in which it invests. The Fund does not expect to have board representation or board observation rights, and the Fund’s debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, the Fund is subject to the risk that a portfolio company in which it invests may make business decisions with which the Fund disagrees and the management of such company, as representatives of the holders of the company’s common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as debt investors. Due to the lack of liquidity for the Fund’s investments in non-traded companies, the Fund may not be able to dispose of its interests in portfolio companies as readily as the Fund would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of the Fund’s portfolio holdings.

Covenant Breaches or Defaults Risk. A portfolio company’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders or investors could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Highly Leveraged Portfolio Companies Risk. Some of the portfolio companies in which the Fund invests may be highly leveraged, which may have adverse consequences to these companies and to the Fund as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Concentrated Portfolio Companies in Certain Industries Risk. The Fund’s portfolio may be concentrated in a limited number of industries, provided that the Fund will not concentrate more than 25% of its total assets in issuers that are part of the same industry or group of industries. A downturn in any industry in which the Fund is invested could significantly impact the aggregate returns the Fund realizes.

If an industry in which the Fund has significant investments suffers from adverse business or economic conditions, as individual industries have historically experienced to varying degrees, a material portion of the Fund’s investment portfolio could be affected adversely, which, in turn, could adversely affect the Fund’s financial position and results of operations.

Zero Coupon, Original Issue Discount and Payment-In-Kind Instruments Risk. To the extent that the Fund invests in OID or PIK instruments and the accretion of original issue discount or PIK interest income constitutes a portion of the Fund’s income, it will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following: (i) the higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans; (ii) original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral; (iii) an election to defer PIK interest payments by adding them to the principal on such instruments increases the Fund’s future investment income which increases the Fund’s net assets and, as such, increases the Adviser’s future base management fees; (iv) market prices of PIK instruments and other zero-coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero-coupon debt instruments, PIK instruments are generally more volatile than cash pay securities; (v) the deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument; (vi) even if the conditions for income accrual under GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan; (vii) for accounting purposes, cash distributions to investors representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the Investment Company Act does not require that investors be given notice of this fact; (viii) the required recognition of original issue discount or PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash component of the Fund’s investment company taxable income that may require cash distributions to shareholders in order to qualify for and maintain the Fund’s tax treatment as a RIC; and (ix) original issue discount may create a risk of non-refundable cash payments to the Adviser based on non-cash accruals that may never be realized.

Because investors in zero coupon or PIK bonds receive no cash prior to the maturity or cash payment date applicable thereto, an investment in such securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

Reverse Repurchase Agreements Risk. The Fund may use reverse repurchase agreements, which involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments. If the Fund enters into reverse repurchase agreements and similar financing transactions in reliance on the exemption in Rule 18f-4(d), the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions.

Failure to Maintain RIC Tax Treatment Risk. To qualify for and maintain RIC tax treatment under Subchapter M of the Code, the Fund must, among other things, meet annual distribution, income source and quarterly asset diversification requirements. Each of the aforementioned ongoing requirements for the Fund’s qualification as a RIC requires that the Fund obtain information from or about the underlying investments in which it invests, and the Fund may have difficulty complying with these requirements. In particular, if the Fund has equity investments in underlying funds, portfolio companies or other vehicles that are treated as partnerships or other pass-through entities for tax purposes, it may not have control over, or receive accurate information about, the underlying income and assets of those portfolio companies or other vehicles that are taken into account in determining the Fund’s compliance with the income source and quarterly asset diversification requirements. If the Fund does not receive sufficient information from such investments, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.

If, before the end of any quarter of its taxable year, the Fund believes it may fail the Diversification Tests (as defined below), the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult to pursue because of the limited liquidity of the Fund’s investments. While relevant tax provisions afford a RIC a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a sale of an investment may limit the Fund’s use of this cure period. In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions, but it may be subject to a penalty tax in connection with its use of those savings provisions.

If the Fund fails to satisfy the Diversification Tests or other RIC requirements, it may fail to qualify as a RIC under the Code, and if the Fund fails to qualify as a RIC, it would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes), which could substantially reduce its net assets, the amount of income available for distribution and the amount of the Fund’s distributions, and distributions to the shareholders generally would be treated as corporate dividends. See “Tax Matters – Taxation as a Regulated Investment Company.”

In addition, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from certain of its investments. If the Fund does not receive sufficient information from such investments, it risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income (in addition to the corporate income tax). The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of its current and accumulated earnings and profits for the relevant period (i.e., a return of capital).

In order to comply with the RIC rules or for other reasons, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may hold such investments through one or more U.S. or non-U.S. corporation(s) (or other entity treated as such for U.S. tax purposes), and the Fund would indirectly bear any U.S. or non-U.S. taxes imposed on such corporation(s). The Fund’s need to hold such investments through such U.S. or non-U.S. corporation(s) in order to satisfy the 90% Gross Income Test (as defined below) may jeopardize its ability to satisfy the Diversification Tests, which may make it difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes. The Fund may also be unable to make investments that it would otherwise determine to make as a result of the desire to qualify for the RIC rules.

In addition, the Fund may directly or indirectly invest in certain investments located outside the United States. Such investments may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund. Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “controlled foreign corporations” or “passive foreign investment companies.”

The Fund may retain some income and capital gains in the future, including for purposes of providing the Fund with additional liquidity, which amounts would be subject to the 4% U.S. federal excise tax to the extent they exceed the Excise Tax Distribution Requirements (as defined below), in addition to the corporate income tax. In that event, the Fund will be liable for the tax on the amount by which the Fund does not meet the foregoing distribution requirement. See “Tax Matters – Taxation as a Regulated Investment Company.”

Recognizing Income Before or Without Receiving Cash Risk. For federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as zero-coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock or income from investments in portfolio companies or other vehicles that are treated as partnerships or other pass-through entities for tax purposes. The Fund anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Furthermore, the Fund intends to elect to amortize market discount and include such amounts in the Fund’s taxable income on a current basis, instead of upon disposition of the applicable debt obligation.

Because any original issue discount, market discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for taxation as a RIC under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may not qualify for or maintain RIC tax treatment and thus the Fund may become subject to corporate-level income tax.

Special Tax Issues Risk. The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Man’s Public Company Status Risk. As a consequence of Man’s status as a public company, the Fund’s officers and trustees, and the employees of the Adviser may take into account certain considerations and other factors in connection with the management of the business and affairs of the Fund and its affiliates that would not necessarily be taken into account if Man were not a public company.

Price Declines in the U.S. Corporate Debt Market Risk. Conditions in the U.S. corporate debt market may deteriorate, which may cause pricing levels to similarly decline or be volatile. During the 2008-2009 financial crisis, many institutions were forced to raise cash by selling their interests in performing assets in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders and/or, in the case of hedge funds and other investment vehicles, to satisfy widespread redemption requests. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with falling underlying credit values, and other constraints resulting from the credit crisis generating further selling pressure. If similar events occurred in the corporate debt market, the Fund’s NAV could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of the Fund’s investments, which could have a material adverse impact on the Fund’s business, financial condition and results of operations.

Force Majeure Risk. The Fund may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.

Cyber-Security Risk and Identity Theft Risk. The Fund’s operations are highly dependent on the Adviser’s and/or the Fund’s service providers’ information systems and technology and the Fund relies heavily on the Adviser’s and/or the Fund’s service providers’ financial, accounting, treasury, communications and other data processing systems. These systems may fail to operate properly or become disabled as a result of tampering or a breach of its network security systems or otherwise. In addition, the systems face ongoing cybersecurity threats and attacks. Attacks on the systems could involve, and in some instances have in the past involved, attempts intended to obtain unauthorized access to its proprietary information, destroy data or disable, degrade or sabotage its systems, or divert or otherwise steal funds, including through the introduction of computer viruses, “phishing” attempts and other forms of social engineering. Cyberattacks and other security threats could originate from a wide variety of external sources, including cyber criminals, nation state hackers, hacktivists, ransomware and other outside parties. Cyberattacks and other security threats could also originate from the malicious or accidental acts of insiders, such as employees.

There has been an increase in the frequency and sophistication of the cyber and security threats faced, with attacks ranging from those common to businesses to those that are more advanced and persistent, which may target the Adviser, a Sub-Adviser or the Fund’s service providers because, as financial institutions, the Adviser, a Sub-Adviser or the Fund’s service providers hold a significant amount of confidential and sensitive information about investors, portfolio companies or obligors (as applicable) and potential investments. As a result, there is a heightened risk of a security breach or disruption with respect to this information. There can be no assurance that measures taken to ensure the integrity of the systems will provide protection, especially because cyberattack techniques used change frequently or are not recognized until successful. If systems are compromised, do not operate properly or are disabled, or it fails to provide the appropriate regulatory or other notifications in a timely manner, the Adviser, a Sub-Adviser or the Fund’s service providers could suffer financial loss, a disruption of its businesses, liability to their investment funds and fund investors, including the Fund and common shareholders, regulatory intervention or reputational damage. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means.

In addition, the Fund could also suffer losses in connection with updates to, or the failure to timely update, information systems and technology. In addition, the Adviser has become increasingly reliant on third party service providers for certain aspects of its business, including for the administration of certain funds, as well as for certain information systems and technology, including cloud-based services. These third party service providers could also face ongoing cyber security threats and compromises of their systems and as a result, unauthorized individuals could gain, and in some past instances have gained, access to certain confidential data.

Cybersecurity has become a top priority for regulators around the world. The SEC recently adopted amendments to its rules that related to cybersecurity risk management, strategy and governance, and incident reporting for entities that are subject to reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Many jurisdictions have laws and regulations relating to data privacy, cybersecurity and protection of personal information, including, as examples, the General Data Protection Regulation in the EU and that went into effect in May 2018 and the California Consumer Privacy Act that went into effect on January 1, 2020 and was amended by the California Privacy Rights Act, which became effective on January 1, 2023. Virginia, Colorado, Utah and Connecticut recently enacted similar data privacy legislation that went into effect in 2023, and Connecticut, Indiana, Montana, Oregon, Tennessee, and Texas have enacted laws that will go into effect at varying times through 2026. Some jurisdictions have also enacted or proposed laws requiring companies to notify individuals and government agencies of data security breaches involving certain types of personal data.

Breaches in security, whether malicious in nature or through inadvertent transmittal or other loss of data, could potentially jeopardize the Fund, the Adviser, the Sub-Adviser, the Fund’s service providers, their employees’ or the Fund’s investors’ or counterparties’ confidential, proprietary and other information processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in its, its employees’, the Fund’s investors’, the Fund’s counterparties’ or third parties’ business and operations, which could result in significant financial losses, increased costs, liability to the Fund’s investors and other counterparties, regulatory intervention and reputational damage. Furthermore, if the Adviser, a Sub-Adviser or the Fund’s service providers fail to comply with the relevant laws and regulations or fail to provide the appropriate regulatory or other notifications of breach in a timely manner, it could result in regulatory investigations and penalties, which could lead to negative publicity and reputational harm, and may cause the Fund’s investors and clients to lose confidence in the effectiveness of the Adviser’s or a Sub-Adviser’s security measures.

Obligors of the Fund also rely on data processing systems and the secure processing, storage and transmission of information, including payment and health information. A disruption or compromise of these systems could have a material adverse effect on the value of these businesses. The Fund may invest in strategic assets having a national or regional profile or in infrastructure, the nature of which could expose it to a greater risk of being subject to a terrorist attack or security breach than other assets or businesses. Such an event may have material adverse consequences on the Fund’s investment or assets of the same type or may require obligors of the Fund to increase preventative security measures or expand insurance coverage.

Finally, the Adviser’s, the Sub-Advisers’, the Fund’s service providers’ and the Fund’s technology, data and intellectual property and the technology, data and intellectual property of the portfolio companies or obligors (as applicable) are also subject to a heightened risk of theft or compromise to the extent the Adviser, a Sub-Adviser and the portfolio companies or obligors (as applicable) engage in operations outside the United States, in particular in those jurisdictions that do not have comparable levels of protection of proprietary information and assets such as intellectual property, trademarks, trade secrets, know-how and customer information and records. In addition, the Adviser and the Fund and portfolio companies or obligors (as applicable) may be required to compromise protections or forego rights to technology, data and intellectual property in order to operate in or access markets in a foreign jurisdiction. Any such direct or indirect compromise of these assets could have a material adverse impact on the Adviser or a Sub-Adviser and the Fund and portfolio companies or obligors (as applicable).

Technological or Other Innovations and Industry Disruptions Risk. Recent trends in the market generally, including technological developments in artificial intelligence, have disrupted the industry with technological or other innovations. In this period of rapid technological and commercial innovation, new businesses and approaches may be created that could affect the Fund and/or its portfolio companies or alter the market practices that help frame its strategy. Any of these new approaches could damage the Fund’s investments, significantly disrupt the market in which it operates and subject it to increased competition, which could materially and adversely affect its business, financial condition and results of investments. Moreover, given the pace of innovation in recent years, the impact on a particular investment may not have been foreseeable at the time the Fund made the investment. Furthermore, the Fund could base investment decisions on views about the direction or degree of innovation that prove inaccurate and lead to losses.

General Economic Conditions Risk. The Fund and the portfolio companies in which it invests are susceptible to the effects of economic slowdowns or recessions. Financial markets have been affected at times by a number of global macroeconomic events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing loans on the balance sheets of European banks, the effect of the United Kingdom (the “U.K.”) leaving the EU, instability in the Chinese capital markets and the COVID-19 pandemic. Although the broader outlook remains constructive, geopolitical instability continues to pose risk. In particular, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China or the current ongoing conflict between Russia and Ukraine and the conflict and escalating tensions in the Middle East, and the rapidly evolving measures in response, could lead to disruption, instability and volatility in the global markets. Certain of the portfolio companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns or a recession in the United States. A decreased U.S. government credit rating, any default by the U.S. government on its obligations, or any prolonged U.S. government shutdown, could create broader financial turmoil and uncertainty, which may weigh heavily on the Fund’s financial performance and the value of the Fund’s Shares. Unfavorable economic conditions would be expected to increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events may limit the Fund’s investment originations, and limit its ability to grow and could have a material negative impact on the Fund’s operating results, financial condition, results of operations and cash flows and the fair values of the Fund’s debt and equity investments.

Any deterioration of general economic conditions may lead to significant declines in corporate earnings, corporate bond or loan performance, and the ability of corporate borrowers to service their debt, any of which could trigger a period of global economic slowdown, and have an adverse impact on the performance and financial results of the Fund, and the value and the liquidity of the Shares. A severe recession may further decrease the value of such collateral and result in losses of value in the Fund’s portfolio and a decrease in its revenues, net income, assets and net worth. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund on favorable terms or at all. These events could prevent the Fund from increasing investments and harm its operating results.

In addition, the failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or its portfolio companies have a commercial relationship could adversely affect, among other things, the Fund and/or its portfolio companies’ ability to pursue key strategic initiatives, including by affecting the Fund or such portfolio company’s ability to access deposits or borrow from financial institutions on favorable terms. Additionally, if a portfolio company or its sponsor has a commercial relationship with a bank that has failed or is otherwise distressed, the portfolio company may experience issues receiving financial support from a sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations. In addition, such bank failure(s) could affect, in certain circumstances, the ability of unaffiliated co-lenders, including syndicate banks or other fund vehicles, to undertake and/or execute co-investment transactions with the Fund, which in turn may result in fewer co-investment opportunities being made available to the Fund or impact its ability to provide additional follow-on support to portfolio companies in which the Fund invests. The ability of the Fund, its subsidiaries and portfolio companies to spread banking relationships among multiple institutions may be limited by certain contractual arrangements, including liens placed on their respective assets as a result of a bank agreeing to provide financing.

Market Disruption and Geopolitical Risk. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. Uncertainties and events around the world may (i) result in market volatility, (ii) have long-term effects on the U.S. and worldwide financial markets and (iii) cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

Changes in U.S. Trade Policy and Other Government Policies. The U.S. government has recently indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. For example, the U.S. government has imposed, and it is possible in the future will further increase, tariffs on certain foreign goods, including from China, such as steel and aluminum, and the Trump administration has imposed and indicated its intention to impose additional tariffs on imports of certain products into the United States, including from Canada and Mexico. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products.

There is uncertainty as to the actions that will be taken under the Trump administration with respect to U.S. trade policy, including with China, and while the Fund intends to comply with applicable laws, rapid changes in laws and/or uncertain interpretation and implementation thereof, could affect their capacity to comply. New trade policy could also create a legal burden for and negatively impact the Fund and its investments, including by increasing costs and necessity to exit certain investments. Further governmental actions related to the imposition of tariffs or other trade barriers or changes to international trade agreements or policies could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of companies whose businesses rely on the importing of goods into, and the exporting of goods out of, the United States.

The Trump administration has further signaled its intention to implement significant changes to the size of the federal government and to various other government policies. The potential downsizing of the federal government workforce and shutting down or defunding of certain government agencies (or offices thereof), including of federal agencies tasked with protecting investors, along with the changes in U.S. trade policy discussed above, could introduce market instability, reduce investor confidence, and weaken investor protection. For example, substantial reductions in government spending and personnel could negatively affect certain of the Fund’s portfolio companies that rely on or benefit from government subsidies or contracts, destabilize the U.S. government contracting market, impede portfolio companies’ ability to implement their business plans, and impede the Sponsor’s and the Partnership’s ability to achieve expected returns. Moreover, the Trump administration’s signaled changes to government policy with respect to tax, immigration, labor, infrastructure, energy, education, business regulations (including U.S. anti-corruption policies), international relations, and international economic development could create uncertainty and volatility for the Fund and its portfolio companies. In light of these developments, there can be no assurances that political and regulatory conditions will not worsen and/or adversely affect the Fund, its portfolio companies, or their respective financial performance.

Lack of Transparency in Certain Markets Risk. Companies in certain markets are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. In particular, the assets and profits appearing on the financial statements of a company in certain markets may not reflect its financial position or results of operations in the way they would have been reflected had such financial statements been prepared in accordance with U.S. GAAP. In addition, for a company that keeps accounting records in currency other than euros, inflation accounting rules in certain markets outside the U.S. require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of a currency of constant purchasing power. As a result, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of real estate, companies and securities markets. Accordingly, the Fund’s ability to conduct due diligence in connection with an investment and to monitor the investment may be adversely affected by these factors. In addition, investing in certain non-U.S. markets poses risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s non-U.S. investments may be denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; (iii) potential price volatility in and relative illiquidity of some foreign securities markets; (iv) less government supervision and regulation; (v) governmental decisions to discontinue support of economic reform programs generally and impose centrally planned economies; (vi) less extensive regulation of the securities markets; (vii) certain economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; (viii) the possible imposition of foreign taxes on income and gains recognized with respect to securities; (ix) less developed corporate laws regarding fiduciary duties and the protection of investors; (x) longer settlement periods for securities transactions, (xi) less reliable judicial systems to enforce contracts and applicable law; (xii) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (xiii) political hostility to investments by foreign or private equity investors; and (xiv) less publicly available information.

In addition, issuers located in certain European jurisdictions may be involved in restructurings, bankruptcy proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of creditors afforded in U.S. jurisdictions. To the extent such non-U.S. laws and regulations do not provide the client and/or the Adviser with equivalent rights and privileges necessary to promote and protect the Fund’s interest in any such proceeding, its investments may be adversely affected. While the Adviser and the Sub-Advisers intend, where deemed appropriate, to manage the Fund in a manner that will minimize exposure to the foregoing risks (although the Adviser and the Sub-Advisers do not in the ordinary course expect to hedge currency risks), there can be no assurance that adverse developments with respect to such risks will not adversely affect the assets of the Fund that are held in certain countries.

Changes in Laws or Regulations Risk. The Fund, the portfolio companies in which the Fund invests, and other counterparties are subject to regulation at the local, state and federal level. New legislation may be enacted, or new interpretations, rulings or regulations could be adopted, including those governing the types of investments the Fund is permitted to make, any of which could harm the Fund and its shareholders, potentially with retroactive effect.

Additionally, any changes to or repeal of the laws and regulations governing the Fund’s operations relating to permitted investments may cause the Fund to alter its investment strategy to avail the Fund of new or different opportunities. Such changes could result in material differences to the Fund’s strategies and plans as set forth in this prospectus and may result in the Fund’s investment focus shifting from the areas of expertise of the Adviser and/or a Sub-Adviser to other types of investments in which the Adviser and/or a Sub-Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on the Fund’s financial condition and results of operations and the value of a shareholder’s investment.

Financial Regulatory Changes in the U.S. Risk. The financial services industry continues to be the subject of heightened regulatory scrutiny in the United States. There has been active debate over the appropriate extent of regulation and oversight of investment funds and their managers. The Fund may be adversely affected as a result of new or revised regulations imposed by the SEC or other U.S. governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. The Fund also may be adversely affected by changes in the interpretation or enforcement of existing laws and regulations by these governmental authorities and self-regulatory organizations. Increased regulations generally increase the Fund’s costs, and the Fund could continue to experience higher costs if new laws require the Fund to spend more time or buy new technology to comply effectively.

Any changes in the regulatory framework applicable to the Fund’s business, including the changes described above, may impose additional compliance and other costs, increase regulatory investigations of the investment activities of the Fund, require the attention of the Fund’s senior management, affect the manner in which the Fund conducts its business and adversely affect the Fund’s investment returns. The full extent of the impact on the Fund of any new laws, regulations or initiatives that may be proposed is impossible to determine.

Regulatory Oversight Risk. The Fund’s business and the businesses of the Adviser, the Sub-Advisers, the Distributor and their respective affiliates are subject to extensive regulation, including periodic examinations, inquiries and investigations, which may result in enforcement and other proceedings, by governmental agencies and self-regulatory organizations in the jurisdictions in which the Fund and they operate around the world, including the SEC and various other U.S. federal, state and local agencies. These authorities have regulatory powers dealing with many aspects of financial services, including the authority to grant, and in specific circumstances to cancel, permissions to carry on particular activities.

The Fund, the Adviser, the Sub-Advisers, the Distributor and their respective affiliates have received, and may in the future receive, requests for information, inquiries and informal or formal investigations or subpoenas from such regulators from time to time in connection with such inquiries and proceedings and otherwise in the ordinary course of business. These requests could relate to a broad range of matters, including specific practices of the Fund’s business, the Adviser, the Sub-Advisers, the Distributor, the Fund’s investments or other investments the Adviser or its affiliates make on behalf of their clients, potential conflicts of interest between the Fund and the Adviser, the Sub-Advisers, Distributor or their affiliates, or industry wide practices. Actions by and/or initiatives of the SEC and/or other regulators can have an adverse effect on the Fund’s financial results, including as a result of the imposition of a sanction, a limitation on Man’s or the Fund’s personnel’s activities, or changing the Fund’s historic practices. Any adverse publicity relating to an investigation, proceeding or imposition of these sanctions could harm the Fund’s or Man’s reputation and have an adverse effect on the Fund’s future fundraising or operations. The costs of responding to legal or regulatory information requests, any increased reporting, registration and compliance requirements will be borne by the Fund in the form of legal or other expenses, litigation, regulatory proceedings or penalties, may divert the attention of the Fund’s management, may cause negative publicity that adversely affects investor sentiment, and may place the Fund at a competitive disadvantage, including to the extent that the Fund, the Adviser, the Sub-Advisers, the Distributor or any of their respective affiliates are required to disclose sensitive business information or alter business practices.

In addition, if previously enacted laws are amended or if new legislative or regulatory reforms are adopted, this could have further impacts on the Fund’s industry. In addition, a future change in administration may lead to leadership changes at a number of U.S. federal regulatory agencies with oversight over the U.S. financial services industry. Such changes would pose uncertainty with respect to such agencies’ ongoing policy priorities and could lead to increased regulatory enforcement activity in the financial services industry. Any changes or reforms may impose additional costs on the Fund’s current or future investments, require the attention of senior management or result in other limitations on the Fund’s business or investments. The Fund is unable to predict at this time the likelihood or effect of any such changes or reforms.

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk. Some of these limitations are fundamental and thus may not be changed without the approval of the holders of a majority of the outstanding Shares. See “Investment Objectives and Policies” in the SAI.

Unless otherwise expressly stated in this Prospectus or the SAI, or otherwise required by applicable law, the restrictions and other limitations set forth throughout this Prospectus and in the SAI apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

Leverage Utilization and Risk Management

The Fund may utilize leverage. The Fund may borrow money through different types, or a combination, of credit instruments including, without limitation, credit facilities, Subsidiaries, notes and others based on the Fund’s assessment of investment environment, market conditions, pricing, terms and availability. The Fund may also use leverage by investing in reverse repurchase agreements and/or other derivative instruments with leverage embedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. While the use of leverage may increase the profits of the Fund, it may also increase the risk of loss. The Fund will limit its borrowings in compliance with the Investment Company Act, which requires that a registered investment company must comply with an asset coverage requirement of 300% of its borrowings, including amounts borrowed (including through one or more Subsidiaries of the Fund), measured at the time the registered investment company incurs the indebtedness. As such, at any given time the value of the Fund’s total indebtedness may not exceed 33 1/3% of the value of its total assets (including such indebtedness). Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets (minus any liabilities not representing senior securities) is at least 200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding preferred shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities).

In response to changes in market conditions, such as rising short-term interest rates or increased volatility, the Adviser or a Sub-Adviser may take steps to reduce the negative impact of leverage on common shareholders. This may include shortening the average maturity of the portfolio, reallocating assets into short-term securities, or reducing the level of leverage by repaying outstanding borrowings. These actions are taken with the goal of maintaining the Fund’s risk profile while maximizing returns. However, the success of these strategies is dependent on the Adviser’s or Sub-Adviser’s ability to accurately predict market movements, and there is no guarantee that such efforts will mitigate leverage risk effectively.

When market conditions are favorable and leverage is expected to benefit shareholders, the Fund may increase leverage by entering into new credit facilities, expanding existing facilities, or issuing preferred shares, subject to regulatory limits. The Fund continuously evaluates the costs and benefits of leverage, adjusting the level of leverage as necessary to optimize the portfolio’s performance while managing risk.

The Fund’s use of derivatives, such as swaps, options, and futures, may also create indirect leverage by increasing the Fund’s exposure to certain assets without requiring a direct investment. While these instruments can help manage interest rate, credit, or market risks, they also introduce additional complexities and risks. The Adviser and the Sub-Advisers carefully assess these risks and integrate them into the broader risk management framework.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund. There are currently four Trustees, three of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act. The Fund refers to these individuals as its independent trustees (the “Independent Trustees”). The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Adviser

The Adviser is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Adviser is a wholly-owned subsidiary of Man.

The Adviser’s principal place of business is located at 1345 Avenue of the Americas, 21st Floor, New York, NY 10105. The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of September 30, 2025, it had over $7.7 billion in assets under management and advisement (including discretionary and non-discretionary accounts).

Sub-Advisers

The Sub-Advisers are delegated the management of the Fund’s portfolio. In managing the Fund, the Adviser employs a “multi-asset credit strategy” whereby the Adviser allocates capital across investment sleeves dedicated to specific credit asset classes and/or investment styles, and each of these investment sleeves will be managed by specialist investments teams within one or more of the affiliated Sub-Advisers with expertise in implementing that specific investment sleeve. The allocations to these investment sleeves will be in percentages initially determined at the discretion of the Adviser. The Adviser has entered into a Sub-Advisory Agreement with MSL, pursuant to which MSL serves as a Sub-Adviser to the Fund. Under the Sub-Advisory Agreement with MSL, MSL provides inputs and recommendations to assist the Adviser in making determinations regarding the allocations to be made to each of the investment sleeves to be managed by the investment teams of the Fund’s Sub-Advisers. The Adviser has entered into separate Sub-Advisory Agreements with each of Man GLG US, a Delaware limited liability company, Man GLG UK, a partnership registered under the Limited Partnership Act of 1907 of England and Wales, and Man Varagon, a Delaware limited partnership. Under these agreements, each of Man GLG US, Man GLG UK and Man Varagon will be primarily responsible for its investment mandate(s) and the day-to-day management of the Fund’s assets allocated to the investment sleeves it manages by the Adviser, subject to the supervision of the Board and the Adviser. Each current Sub-Adviser is an affiliate of the Adviser. The engagement of each current Sub-Adviser has been approved by the Board and the initial shareholder of the Fund.

MSL’s principal place of business is located at Riverbank House, 2 Swan Lane, City of London, London EC4R 3AD, United Kingdom. MSL is registered as an investment adviser with the SEC under the Advisers Act. As of September 30, 2025, it had over $30.2 billion in assets under management and advisement (including discretionary and non-discretionary accounts).

Man GLG US’s principal place of business is located at 1345 Avenue of the Americas, 21st Floor, New York, NY 10105. Man GLG US is registered as an investment adviser with the SEC under the Advisers Act. As of September 30, 2025, it had over $5.2 billion in assets under management and advisement (including discretionary and non-discretionary accounts).

Man GLG UK’s principal place of business is located at Riverbank House, 2 Swan Lane, City of London, London EC4R 3AD, United Kingdom. Man GLG UK is registered as an investment adviser with the SEC under the Advisers Act. As of September 30, 2025, it had over $57.3 billion in assets under management and advisement (including discretionary and non-discretionary accounts).

Man Varagon’s principal place of business is located at 151 West 42nd Street, 53rd Floor, New York, NY 10036. Man Varagon is registered as an investment adviser with the SEC under the Advisers Act. As of September 30, 2025, it had over $10.2 billion in assets under management and advisement (including discretionary and non-discretionary accounts).

Man GPM’s principal place of business is located at 1345 Avenue of the Americas, 21st Floor, New York, NY 10105. Man GPM is registered as an investment adviser with the SEC under the Advisers Act. As of September 30, 2025, it had over $1.1 billion in assets under management and advisement (including discretionary and non-discretionary accounts).

Principal Owners of Shares

Shareholders who beneficially own more than 25% of the outstanding voting securities of the Fund may be deemed to be a “control person” of the Fund for purposes of the Investment Company Act. As of September 26, the Fund had not commenced investment operations and the only Shares of the Fund were owned by Man Investments Finance Inc.

Portfolio Managers

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Matt Rowe. Matt Rowe is a Portfolio Manager within the Adviser, and part of the team responsible for the investment management and strategy development of multi-strategy portfolios. He has a particular focus on leading portfolio overlay strategies. Prior to joining Man Group in 2025, Mr. Rowe was Head of Portfolio Management and Cross-Asset Strategies at Nomura Capital Management, where he served as Senior Portfolio Manager for a private credit interval fund and managed custom volatility overlays. Before that, Mr. Rowe was Chief Investment Officer at Headwaters Solutions, where he was managing portfolio overlay strategies for institutional investors. He holds a BA in History from Wittenberg University.

Danilo Rippa. Danilo Rippa is Head of Multi-Strategy Credit for MSL. He is also manager of the firm’s long-only convertibles strategy. Prior to joining Man Group in 2007, Mr. Rippa worked for seven years at JPMorgan where he was a Vice President within the convertible bond structuring team. Before that, Mr. Rippa worked in the cash equity capital markets division focusing on the origination and execution of IPO, rights issues, accelerated book buildings and block trades. Mr. Rippa graduated in Business Administration in 1999 from L.U.I.S.S University in Rome.

Pedro Castro. Pedro Castro is a Managing Director and Head of Portfolio Engineering for MSL. He is responsible for all quantitative analysis, portfolio construction modelling and research. Mr. Castro joined Man Group in 2024. Prior to this, he was Director of Risk and Quantitative Analysis at BlackRock, covering Multi-Asset Strategies and Solutions for 13 years. He was also responsible for driving the adoption and evolution of BlackRock’s strategic portfolio construction research across their investment and consulting platforms. Before that, he was a finance assistant lecturer at the University of Warwick. Mr. Castro holds a MSc in Finance and Economics, with distinction, from Warwick Business School and a BSc in Economics from Nova SBE. He is a CFA charterholder and a certified Financial Risk Manager (FRM).

Anthony Cazazian. Anthony Cazazian is Managing Director, Head of US Residential Real Estate for Man GPM. He is responsible for overseeing all US housing private investment related activity, including managing the US residential debt investment and asset management teams. Prior to joining Man Group in November 2019,

Mr. Cazazian was the CIO and President of Portfolio Services for Renters Warehouse. Before that, Mr. Cazazian served as Executive Vice President and Head of Originations for B2R Finance, a Blackstone company. He also spent eight years at Goldman Sachs, including in the real estate investment banking and real estate financing groups. Mr. Cazazian graduated with a bachelor’s degree in finance and accounting from NYU Stern School of Business and holds an MBA from Columbia Business School in real estate finance.

Jonathan Golan. Jonathan Golan is a portfolio manager within Man GLG UK, focusing on corporate bond and dynamic credit strategies. Prior to joining Man Group in July 2021, Mr. Golan was a fund manager at Schroders. He joined Schroders in 2013. Mr. Golan has an MSc in Financial Economics from Oxford University and a BA in Economics from The Hebrew University.

Michael Scott. Michael Scott is Head of Global High Yield & Credit Opportunities within Man GLG UK. In his role, Mr. Scott manages a suite of high yield strategies ranging from daily dealing to less liquid absolute and total return strategies. He focuses across performing, stressed and distressed opportunities. Mr. Scott joined Man Group in December 2018 from Schroders, where he worked as a fund manager covering UK and European credit. He began his career at Cazenove Capital Management in 2005 as an industrials credit analyst covering investment grade and high yield. Mr. Scott graduated from Oxford University and is a CFA charterholder.

Kaushik Rambhiya. Kaushik Rambhiya is a portfolio manager within Man GLG UK. He has responsibility for running long/short credit strategies focused on Asian and emerging market debt. Mr. Rambhiya joined Man Group in 2019 from Aventicum Capital Management, where he was chair of the investment committee and lead portfolio manager. Before that, he spent six years at BlueBay Asset Management as an analyst in the emerging markets corporate team. Mr. Rambhiya holds a Master’s degree in Finance from Boston College and an MBA from Bombay University.

Matthew Moniot. Matthew Moniot is Co-Head of Credit Risk Sharing within Man GLG UK. Prior to joining Man Group in 2022, Mr. Moniot founded Elanus Capital Management in 2010 and was its Chief Investment Officer, managing bank, specialty finance and insurance risk-sharing transactions. He has also previously managed global financials portfolios at Millennium Management and Lehman Brothers. Prior to this, Mr. Moniot performed economist, analyst, trader and portfolio manager roles in the investment banking and hedge fund sectors. Mr. Moniot holds a BA in International Relations from John Hopkins University and an MA from the Institute of Latin American Studies at the University of Texas at Austin, where he studied development economics.

Bob Gallagher. Bob Gallagher is a member of the Global High Yield and Credit Opportunities team within Man GLG US. Mr. Gallagher joined Man Group in 2024 from H.I.G. Bayside Capital, where he focused on public credit investing in stressed and distressed companies. Prior to this, he was part of a principal investing team at Goldman Sachs. Mr. Gallagher holds an MBA from Columbia Business School and a BBA from Loyola University Maryland. He is a CFA charterholder.

Walter Owens. Walter Owens is the Chief Executive Officer of Man Varagon and a member of Man Varagon’s Investment Committee. Mr. Owens began his career in 1982 and has deep experience in all aspects of middle market leveraged finance, including leading multiple successful lending and asset management businesses. Prior to Varagon, he held senior leadership roles at GE Capital, CIT and TD Bank Group. He holds a Bachelor of Science from Villanova University and an MBA from New York University’s Stern School of Business. Mr. Owens is also on the Board of Trustees for the Madison Square Boys & Girls Clubs of the New York City area.

Kevin Marchetti. Kevin Marchetti is Head of US Direct Lending and Chief Investment Officer at Man Varagon. Mr. Marchetti has extensive experience in risk management and middle market leveraged finance across a range of industries and strategies. Prior to joining Varagon in 2014, he was a Senior Vice President at GE Antares Capital. He has also held senior risk positions at CIT Group and TD Bank. He holds a BA from Springfield College and an MBA from the University of North Carolina at Charlotte.

Michael Blumberg. Michael Blumberg is a Senior Managing Director of Man Varagon and Chief Credit Officer. He is a member of Man Varagon’s Investment Committee. Mr. Blumberg joined Varagon from Antares Capital, where he was responsible for underwriting, structuring, and managing credit investments in a range of industries. Prior to Antares, he worked at HighPoint Capital, where he underwrote and managed senior debt, junior debt, and equity investments. He also worked at Canaccord Adams, where he focused on M&A transactions and private and public equity offerings. He earned an A.B. from Harvard College.

Investment Management Agreement

The investment management agreement between the Adviser and the Fund (the “Investment Management Agreement”) became effective as of October 1, 2025, and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “Delaware Law and Certain Provisions in the Declaration of Trust.” The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon sixty (60) days’ written notice to the Fund by either the Board or the Adviser.

The Investment Management Agreement provides that, in the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, member, manager, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be subject to liability to the Fund or otherwise under the Investment Management Agreement for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation, for any error of judgment, for any mistake of law, or for any act or omission by the Adviser, Sub-Advisers or their affiliates, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser or any partner, member, manager, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney’s fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the “Liability,” and collectively, the “Liabilities”) to which the person may be liable that arises or results from (i) the Investment Management Agreement or the performance of any services under the Investment Management Agreement, so long as such Liabilities did not arise primarily from such person’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement or (ii) the Adviser’s obligation to indemnify a Sub-Adviser or any partner, member, manager, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives under the terms of such Sub-Adviser’s Sub-Advisory Agreement so long as such indemnification obligations did not arise primarily from the such Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

Investment Management Fees

The Fund pays to the Adviser an Investment Management Fee in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Adviser a monthly Investment Management Fee equal to 1.25% on an annualized basis of the average daily value of the Fund’s “Managed Assets”. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). This means that during periods in which the Fund is using leverage, the fee paid to the Adviser will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund’s Managed Assets, which include those assets purchased with leverage. The Investment Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders. The Investment Management Fee will be accrued daily and will be due and payable monthly in arrears. The Adviser has contractually agreed to reduce its Investment Management Fee to an annual rate of 0.00% until the first anniversary of the Fund’s commencement of operations (the “Investment Management Fee Waiver Agreement”). The reduction of the Investment Management Fee under the Investment Management Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation and Reimbursement Agreement.

The Adviser has entered into the Expense Limitation and Reimbursement Agreement with the Fund, whereby the Adviser has agreed to a Waiver of the fees it would otherwise have been paid and/or to assume or reimburse expenses of the Fund, if required to ensure the Total Annual Expenses (excluding the Investment Management Fee, any taxes, fees and interest payments on borrowed funds, shareholder servicing and distribution fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed the Expense Limit. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit. The Expense Limitation and Reimbursement Agreement has an initial one-year term ending one (1) year from the date of this Prospectus. The Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter unless terminated. Neither the Fund nor the Adviser may terminate the Expense Limitation and Reimbursement Agreement during the initial term. After the initial term, either the Fund or the Adviser may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice.

The Fund is incurring organizational and initial offering costs of approximately $1 million. The Adviser has agreed to advance those costs to the Fund. Such costs incurred by the Adviser are subject to recoupment by the Adviser in accordance with the Expense Limitation Agreement over a period of three years.

Sub-Advisory Agreements

Pursuant to separate Sub-Advisory Agreements among the Fund, the Adviser and each Sub-Adviser, each Sub-Adviser receives a sub-advisory fee based on the Fund’s assets managed by the investment team of such Sub-Adviser. The Sub-Advisers’ fees are paid by the Adviser out of the Investment Management Fee it receives from the Fund.

POTENTIAL CONFLICTS OF INTEREST

The Fund, the Adviser, the Sub-Advisers and their respective affiliates may encounter actual and potential conflicts of interest in the course of their operations. The matters considered in this section should be considered along with other matters discussed elsewhere in the Prospectus, including the Risks set forth above.

Man provides a broad array of discretionary and non-discretionary investment management services and products for institutional accounts and individual investors. In addition, Man is a diversified global financial services firm that engages in a broad spectrum of activities including financial, investment banking, advisory, brokerage and other services. Investors should be aware that there will be occasions when Man may encounter potential conflicts of interest in connection with its or its Subsidiaries’ investment management services.

The Fund is subject to a number of actual and potential conflicts of interest involving the Adviser, the Sub-Adviser and the affiliated Portfolio Managers and other personnel of Man or its affiliates (“Man Persons”). Any Man Person may from time to time act as director, investment manager, portfolio manager, services manager, trustee, adviser or sub-adviser in relation to, or be otherwise involved in or provide services to, other funds or client accounts managed by the Adviser, the Sub-Advisers the affiliated Portfolio Managers, and/or another Man Person (each an “Other Account”, and the Fund and Other Accounts together being an “Account”) and as a result, not all of their business time will be devoted the Fund. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser, the Sub-Advisers and their officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and other funds or client accounts. Time spent on these other initiatives diverts attention from the activities of the Fund, which could negatively impact the Fund and shareholders.

Each Man Person will endeavor to ensure that any conflicts arising are identified and resolved or mitigated, as reasonably practical, fairly and in accordance with the obligations applicable to such party. Man Persons may on occasion hold a significant percentage of ownership in the Fund and/or in Other Accounts which utilize an investment strategy substantially similar to the investment strategy of the Fund.

The Adviser, the Sub-Advisers and their respective affiliates engage in a range of financial advisory activities that may, from time to time, conflict with the interests of the Fund. The Adviser, the Sub-Adviser and their respective affiliates may provide advisory services to invest in, sponsor, or manage investment vehicles or entities that have similar or differing objectives from the Fund and may compete for the same investment opportunities. Furthermore, the Adviser, the Sub-Advisers and their affiliates may invest in securities that could also be suitable for the Fund. By acquiring shares in the Fund, each shareholder acknowledges these actual and potential conflicts and waives any claims of liability, except as otherwise provided under applicable federal securities laws.

The Adviser, the Sub-Advisers and affiliated Portfolio Managers may provide discretionary investment management services to Other Accounts which may give rise to conflicts of interest. By way of example, an Adviser, Sub-Adviser or an affiliated Portfolio Manager may manage Other Accounts which have substantially similar investment objectives and strategies to those of the Fund and/or the Portfolio Funds. Such Other Accounts may have different fee and/or other terms than that of the Fund (which might mean that the Adviser, the Sub-Advisers and the affiliated Portfolio Managers and their personnel may have financial and other incentives to favor such Other Accounts over the Fund). The Adviser, relevant Sub-Adviser or affiliated Portfolio Manager may make different investment decisions on behalf of the Fund and such Other Accounts, notwithstanding that they have the same or similar investment objectives and strategies.

In addition, the Adviser or Sub-Advisers may pursue investment opportunities for the Fund identified by Man businesses, such as investment banking and capital structure advisory. The Adviser and the Fund may benefit from Man’s or its affiliates’ identification of investment opportunities; however, the Fund does not intend to co-invest alongside any affiliates of the Fund, the Adviser or Sub-Advisers where such participation would be prohibited by Section 17(d) of the Investment Company Act and the rules thereunder.

The Fund may co-invest with certain affiliates of the Adviser and the Sub-Advisers. The Co-Investment Order permits the Fund, among other things, to co-invest with certain affiliates of the Fund, the Adviser and the Sub-Advisers, subject to certain terms of conditions. Pursuant to the Co-Investment Order, the Fund may determine to participate or not to participate in certain co-investments, depending on whether the Adviser determines that the investment is in the Fund’s best interest.

The Adviser or Sub-Advisers might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. The Adviser or Sub-Advisers will not purchase securities on behalf of the Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser or Sub-Advisers on behalf of the Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Man may face conflicts of interest when the Fund uses service providers affiliated with Man because Man receives greater overall fees when they are used.

The directors, officers, and employees of the Adviser, the Sub-Advisers and their affiliates may also buy and sell securities or other investments for their personal accounts, which may result in personal trading strategies that differ from those employed by the Fund. To reduce the potential for material adverse effects on the Fund from such personal trading activities, the Fund has adopted a Code of Ethics in accordance with Section 17(j) of the Investment Company Act. This Code of Ethics restricts individuals who have access to the Fund’s portfolio information from engaging in securities transactions in their personal accounts in the same investments in which the Fund invests. The Code of Ethics is available on the SEC’s EDGAR Database and can be obtained by email request.

Moreover, the Adviser, the Sub-Advisers or their affiliates may be deemed affiliates of certain portfolio companies if they hold similar positions in those companies, potentially leading to conflicts during restructuring or exit transactions. The Fund’s ability to restructure or exit such investments may be limited by these affiliate relationships.

The Adviser or Sub-Advisers may come into possession of material, non-public information (“Confidential Information”) about issuers of certain investments, including those under consideration by the Fund. The Adviser may choose to avoid receiving such Confidential Information to maintain flexibility in trading securities on behalf of the Fund. However, if the Adviser or Sub-Advisers unintentionally comes into possession of such information, it may be restricted from making investment decisions on behalf of the Fund for an extended period.

Finally, many of the Fund’s portfolio investments, including loans and other private securities, are not publicly traded, and no market-based price quotations are available. The Board has delegated the responsibility for determining the fair value of such securities to the Adviser, as Valuation Designee, under its Valuation Procedures. This delegation may give rise to conflicts of interest, as the Adviser’s compensation is tied to the value of the Fund’s assets. In addition, certain investments, such as PIK and OID securities, may increase the value of portfolio holdings and thus increase the Adviser’s fees.

In situations where multiple clients of the Adviser or Sub-Advisers hold positions in different parts of a company’s capital structure, conflicts of interest may arise, particularly in the event of financial distress or insolvency. Actions taken by one client could be adverse to the interests of another client. For example, in a bankruptcy proceeding, one client’s interests may be subordinated to another’s based on their positions within the capital structure. The Adviser will seek to manage such conflicts in a fair manner, but divergent interests may lead to different outcomes for different clients.

By investing in the Fund, each shareholder acknowledges the existence of these potential conflicts of interest and waives any claims related to them, except as otherwise provided by federal securities law.

NET ASSET VALUE

The NAV of the Shares of an applicable class of the Fund will be computed based upon the value of the Fund’s portfolio securities and other assets. The NAV per Share of each applicable class of the Fund will be determined as of the close of the regular trading session on the NYSE (normally 4:00 p.m., Eastern time) on each business day on which the NYSE is open for trading. The Fund calculates its NAV per Share of each class of Shares by subtracting the Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) attributable to the particular class, from the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) attributable to that class and dividing the result by the total number of Shares of the class outstanding.

As discussed in further detail herein, although the Fund will determine its NAV daily, such determinations of NAV are subject to valuation risk.

Valuation of Fund Assets Generally

The Board has approved valuation procedures established by the Adviser pursuant to which the Fund will value its investments (the “Valuation Procedures”). The Fund’s Valuation Procedures are overseen by a Pricing Committee and the Adviser, designated as the Valuation Designee under Rule 2a-5 of the Investment Company Act, is responsible for determining fair value when necessary. In accordance with the Valuation Procedures, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sale prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers, brokers, data delivery vendors, or pricing services. When market quotations are not readily available or are deemed to be unreliable, the Adviser values the Fund’s investments at fair value as determined in good faith pursuant to the Valuation Procedures established by the Adviser, in its role as Valuation Designee under Rule 2a-5 under the Investment Company Act. See “Risks – Valuation Risk”. The Valuation Procedures ensure that each asset held by the Fund is appropriately valued based on the best available information, in a manner that reflects the asset’s fair value.

Private Credit and Direct Loans. On a quarterly or monthly basis, for direct loans or other private credit assets for which no market quotations are available, the fair value of the investment will be determined by the Adviser taking into account various factors, as relevant, as provided for in the Valuation Procedures. The Adviser may also utilize independent third party valuations if such valuations are deemed reliable. The Adviser will monitor direct loans or other private credit assets daily for any company specific events, market data movements, and secondary transactions and updated valuation in the event of a material change in valuation. See further discussion below in “Fair Value Determinations.”

Structured Credit. Fair values for structured credit investments, including MBS, ABS, CDOs and CMOs are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, MBS and ABS may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information.

Fixed Income Investments. Fixed-income securities with readily available market quotations are generally valued based on their current market value. For these securities, the Fund uses market quotations provided by independent pricing services. If no market quotations are readily available, these pricing services may employ matrix pricing or valuation models, considering a variety of factors such as transaction data, credit quality, and general market conditions to determine a fixed income security’s fair market value. These services may also utilize other inputs like yields or prices of comparable securities, dealer indications, and other relevant market data. For certain fixed income securities, fair value of the security may be determined in part on the basis of bid prices or by using the mid-price between bid and ask for certain fixed income markets. The Fund may also use amortized cost valuation for publicly traded debt obligations with 60 days or less remaining to maturity if market quotations are not readily available and if this method reasonably approximates fair value. Fixed-income securities such as asset-backed and mortgage-related securities may be valued using models that estimate cash flows and apply a benchmark yield with appropriate adjustments.

Derivatives, Options, and Swaps. Exchange-traded options, futures, and other derivatives are valued based on the last sale or settlement price provided by the exchange or board of trade on which they are traded. If no current market data is available, the Fund may use the quotes from at least two principal market makers or primary market dealers. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded.

Equity Investments. Publicly traded equity securities are valued using information obtained from independent pricing services, based on the closing price on the primary exchange where the security is listed. If no reliable market data exists, or the Adviser believes the price does not reflect the security’s fair value, the Adviser will determine its fair value using appropriate fair value methodologies.

Fair Value Determinations. When market data is unavailable or unreliable, assets will be classified as “Fair Value Assets” and valued by the Adviser, as Valuation Designee, under the Valuation Procedures. The Adviser will value the Fund’s investments with fair value methodologies that the Adviser believes to be consistent with those used by the Fund for valuing its investments. The fair value calculations will involve significant professional judgment by the Valuation Designee with the assistance of the Sub-Advisers in the application of both observable and unobservable attributes, which will generally take into account relevant factors in determining the fair value of the Fund’s investments for which reliable market quotations are not readily available, including and in combination, as relevant: (i) the nature and realizable value of any collateral; (ii) the underlying borrower’s ability to make payments based on its earnings and cash flow; (iii) the markets in which the underlying borrower does business; and (iv) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. The Fund may also engage independent third-party pricing services and/or independent valuation firms, broker-dealers, or other market participants for assistance. The Adviser will attempt to obtain current valuation information from the borrower to value all fair valued investments, but it is anticipated that such information could be available on no more than a quarterly basis.

The Adviser may adjust the value of each of the Fund’s assets daily, generally based on the most recent quarterly valuation and the estimated total return the investment is expected to generate, with assistance from one or more independent valuation firms, where applicable, and in accordance with the Valuation Procedures. These estimates are monitored regularly and updated as necessary for significant market related or investment specific events which would warrant a material change in valuation. Because such valuations are inherently uncertain, they often reflect only periodic information received by the Adviser about the underlying investments’ operations, which may be on a lagged basis and therefore fluctuate over time and can be based on estimates. At the end of the quarter, each asset’s value is adjusted, in accordance with the actual income and appreciation or depreciation realized by such loan, at the time the Fund’s quarterly valuations are finalized.

Fair Value Measurement Hierarchy. The Fund’s annual audited financial statements, which are prepared in accordance with U.S. Generally Accepted Accounting Principles (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a hierarchical disclosure framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

The Fund’s fair value determinations are based on a three-level hierarchy, as defined by the FASB:

•	Level 1: Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•	Level 2: Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

•	Level 3: Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV, and the differences between the fair value of the assets and the prices at which those assets are ultimately sold may be significant. As a result, the Fund’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. Information that becomes known to the Adviser and the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the previously determined NAV.

Due to the nature of the Fund’s portfolio and its substantial investments in loan investments, a significant proportion of its assets will fall within Level 3, where valuations are based on unobservable inputs or proprietary models.

Generally, ASC 820 and other accounting rules applicable to investment companies and various assets in which they invest are evolving and subject to change. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.

Any errors in the calculation of NAV will be addressed and any pricing corrections will be made in accordance with the Fund’s NAV Error Correction Policy.

Suspension of NAV Calculation. In certain circumstances, such as market closures or extraordinary events, including, but not limited to any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors, the Fund may temporarily suspend the calculation of NAV. During such periods, the Fund will not accept new subscriptions if the calculation of NAV is suspended, and the suspension of NAV may require the termination of a pending repurchase offer by the Fund (or the postponement of the Valuation Date for a repurchase offer). Calculation of the Fund’s NAV will resume after the Adviser, in its discretion, determines that conditions no longer require suspension of the calculation of NAV.

DISTRIBUTIONS

The Fund declares distributions on a quarterly basis. The Fund distributes all or a portion of its net investment income to common shareholders. The Fund will pay common shareholders at least annually all or substantially all of its investment company taxable income. Distributions may also include net realized capital gains. The Fund pays any capital gains distributions at least annually. The Investment Company Act generally limits the Fund to one capital gain distribution per year, except for certain permitted distributions related to the Fund’s qualification as a RIC. In addition, the Fund may pay a special distribution at the end of the calendar year to comply with applicable law.

The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains, such excess is not treated as a non-taxable return of capital but rather may be taxable to shareholders at ordinary income rates even though it may economically represent a return of capital.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio and its use of hedging. To permit the Fund to maintain more stable quarterly distributions, the Fund may from time to time distribute more or less than the entire amount of income earned in a particular period. Any undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV and, correspondingly, distributions from undistributed income will deduct from the Fund’s NAV.

Under normal market conditions, the Adviser will seek to manage the Fund in a manner such that the Fund’s distributions are reflective of the Fund’s current and projected earnings levels. The distribution level of the Fund is subject to change based upon a number of factors, including the current and projected level of the Fund’s earnings, and may fluctuate over time.

If a shareholder’s Shares are accepted for repurchase in a quarterly repurchase offer, upon payment for such repurchased Shares, such repurchased Shares will no longer be considered outstanding and therefore will no longer be entitled to receive distributions from the Fund.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distribution declarations at any time and may do so without prior notice to common shareholders.

Shareholders will automatically have all dividends and distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

The Fund will operate under a DRIP administered by BNY Mellon Investment Servicing (US) (“BNY”). Pursuant to the plan, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRIP at any time by providing written instructions to that effect to their financial intermediary through whom they hold Shares (such as a broker-dealer or bank) or, if the shareholder is a direct investor, to BNY. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by BNY 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the DRIP. For accounts held through a financial intermediary, shareholders should contact such financial intermediary directly for specific instructions on the process and timing required to make such changes. Under the DRIP, the Fund’s Distributions to shareholders are automatically reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, BNY, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRIP, BNY will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither BNY nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Tax Matters.”

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to the shareholder’s financial intermediary through whom they hold shares (such as a broker-dealer or bank) or, if the shareholder is a direct investor, to the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc., at 103 Bellevue Parkway, Wilmington, Delaware 19809 or 508-871-9432.

DESCRIPTION OF SHARES

Shares of Beneficial Interest

The Fund is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of March 17, 2025, and the Declaration of Trust. The Fund is authorized to issue an unlimited number of Shares. The Declaration of Trust provides that the Trustees may authorize one or more classes of Shares, with Shares of each such class or series having such preferences, voting powers, terms of repurchase, if any, and special or relative rights or privileges (including conversion rights, if any) as the Board may determine. The Board may from time to time, without a vote of the common shareholders, divide, combine or, prior to the issuance of Shares, reclassify the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares.

The Fund has received exemptive relief from the SEC to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, if applicable, and ongoing fees and expenses for each Share class may be different. The fees and expenses for the Fund are set forth in “Summary of Fund Fees and Expenses.” The details of each class of Shares are set forth in “Plan of Distribution.”

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the Investment Company Act, which provides that such Shares may not be issued at a price below the then current NAV, exclusive of the sales load, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s common shareholders.

The following table shows the amounts of Shares that have been authorized and outstanding as of May 28, 2026.

Title of Class	Amount Authorized	Amount Outstanding
Common shares of beneficial interest, par value $0.01 per share
Class A Shares	Unlimited	0
Class I Shares	Unlimited	10,000

Common Shares

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and, under the Delaware Statutory Trust Act the purchasers of the Shares will have no obligation to make further payments for the purchase of the Shares or contributions to the Fund solely by reason of their ownership of the Shares, except that the Trustees shall have the power to cause shareholders to pay certain expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Shares owned by each respective shareholder, and except for the obligation to repay any funds wrongfully distributed. Distributions may be made to the holders of the Fund’s Class A Shares and Class I Shares at the same time and in different per Share amounts on such Class A Shares and Class I Shares if, as and when authorized and declared by the Board. Although an investment in any class of Shares represents an investment in the same assets of the Fund, the purchase restrictions and ongoing fees and expenses for each share class are different, resulting in different NAVs and distributions for each class of Shares. See “Plan of Distribution.”

If and whenever Preferred Shares are outstanding, the holders of Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding preferred shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities) after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See “-Preferred Shares” below. All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Unlike open-end funds, the Fund does not provide daily redemptions, and unlike traditional closed-end funds, the Shares are not listed on any securities exchange. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. Investors should not purchase the Shares if they intend to sell them soon after purchase. An investment in the Shares is not suitable for investors who need access to the money they invest. See “Periodic Repurchase Offers and Transfers of Shares.”

Preferred Shares

The Declaration of Trust provides that the Board may authorize and issue Preferred Shares, with rights as determined by the Board, by action of the Board without the approval of the holders of Shares. Holders of Shares have no preemptive right to purchase any Preferred Shares that might be issued.

Under the Investment Company Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding preferred shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of such liquidation value. If the Fund issues Preferred Shares, it may be subject to restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Adviser and Sub-Advisers from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Although the terms of any Preferred Shares that the Fund might issue in the future, including dividend rate, liquidation preference and repurchase provisions, will be determined by the Board, subject to applicable law and the Declaration of Trust, it is likely that any such Preferred Shares issued would be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through a fixed spread or remarketing procedure, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The Fund also believes that it is likely that the liquidation preference, voting rights and repurchase provisions of any such Preferred Shares would be similar to those stated below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which would be expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares would not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two Fund Trustees at all times. The remaining Fund Trustees will be elected by holders of Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Fund Trustees at any time two years’ dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See “Delaware Law and Certain Provisions in the Declaration of Trust” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of any Preferred Shares will have equal voting rights with holders of Shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of Shares as a single class.

The affirmative vote of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above would in each case be in addition to any other vote required to authorize the action in question.

Repurchase, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares are expected to provide that (1) they are repurchasable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any repurchase or purchase of Preferred Shares by the Fund would reduce the leverage applicable to the Shares, while any resale of the Shares by the Fund would increase that leverage.

Liquidity Feature. Preferred shares may include a liquidity feature that allows holders of Preferred Shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Fund will pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Fund. The terms of such liquidity feature may require the Fund to repurchase Preferred Shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Fund.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Agreement and Declaration of Trust. The Board, without the approval of the holders of Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

DELAWARE LAW AND CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

An investor in the Fund will be a shareholder of the Fund and his or her rights in the Fund will be established and governed by the Declaration of Trust. A prospective investor and his or her advisers should carefully review the Declaration of Trust as each shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.

Organization and Duration

The Fund was formed in Delaware on March 17, 2025, and will remain in existence until dissolved in accordance with the Fund’s Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, the Fund is permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon the Fund pursuant to the agreements relating to such business activity.

Shareholders; Additional Classes of Shares

Persons who purchase Shares will be shareholders of the Fund. The Adviser may invest in the Fund as a shareholder.

In addition, to the extent permitted by the Investment Company Act and subject to the Fund’s exemptive relief from the SEC, the Fund reserves the right to issue additional classes of shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus.

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All classes of Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Shares may only be transferred with consent from the Board. Any Shares held by a shareholder may be transferred only (1) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the shareholder or (2) with the consent of the Board or their delegate (which may be withheld in the Board’s or their delegate’s sole and absolute discretion). If a shareholder transfers Shares with the approval of the Board or their delegate, the Board or their delegate will as promptly as practicable take all necessary actions so that each transferee or successor to whom or to which the Shares are transferred is admitted to the Trust as a shareholder.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to change the composition of the Board or convert the Fund to open-end status. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) at any meeting of shareholders by a vote of not less than two-thirds of the outstanding voting Shares or (ii) with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective. The Trustees may also fill vacancies caused by enlargement of their number or by the death, resignation or removal of a Trustee. The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Fund to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the Investment Company Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the Investment Company Act, is required, notwithstanding any provisions of the Bylaws. Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company”, as those terms are defined by the Investment Company Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Fund’s outstanding Shares entitled to vote, the Fund shall, upon complying with any requirements of the Investment Company Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Fund and any national securities exchange. The Declaration of Trust, including the anti-takeover provisions contained therein, was considered and ratified by the Board.

Derivative Actions, Direct Actions and Exclusive Jurisdiction

The Declaration of Trust provides that a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; (ii) shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act (the “DSTA”) who hold at least ten percent (10%) of the outstanding Shares of the Fund or ten percent (10%) of the outstanding Shares of the Series or class to which such action relates, shall join in the request for the Trustees to commence such action; (iii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim (the Trustees may retain counsel or other advisors in considering the merits of the request and shareholders making such request must reimburse the Fund for the expense of any such advisor if the Trustees determine not to take action); (iv) the Board may designate a committee of one Trustee to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue; and (v) any decision by the Trustees to bring, maintain, or compromise (or not to bring, maintain, or compromise) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be made by the Trustees in good faith and shall be binding upon the shareholders. A shareholder may only bring a derivative action if shareholders owning not less than ten percent (10%) of the then outstanding Shares of the Fund or such series or class joins in the bringing of such court action, proceeding or claim. Notwithstanding the foregoing, however, such provision shall not apply to any claims arising under U.S. federal securities law.

Further, to the fullest extent permitted by Delaware law, shareholders may not bring direct actions against the Fund and/or the Trustees, except to enforce their rights to vote or certain rights to distributions or books and records under the DSTA, in which case a shareholder bringing such direct action must hold in the aggregate at least 10% of the Fund’s outstanding Shares (or at least 10% of the class to which the action relates) to join in the bringing of such direct action. Notwithstanding the foregoing, however, such provision shall not apply to any claims arising under U.S. federal securities law.

Under the Declaration of Trust, actions by shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. shareholders also waive the right to jury trial to the fullest extent permitted by law. This exclusive jurisdiction provision may make it more expensive for a shareholder to bring a suit. Notwithstanding the foregoing, however, such provision shall not apply to any claims arising under U.S. federal securities law.

Number of Trustees; Vacancies; Removal

The Fund’s Declaration of Trust provides that the number of Trustees will be set by the Board in accordance with its bylaws. The Fund’s bylaws provide that a majority of its entire Board may at any time increase or decrease the number of Trustees. The Fund’s Declaration of Trust provides that the number of Trustees generally may not be less than one. Except as otherwise required by applicable requirements of the Investment Company Act and as may be provided by the Board in setting the terms of any class or series of preferred shares, pursuant to an election under the Fund’s Declaration of Trust, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the Investment Company Act. Independent Trustees will nominate replacements for any vacancies among the Independent Trustees’ positions.

The Fund’s Declaration of Trust provides that a Trustee may be removed from office (i) at any meeting of shareholders by a vote of not less than two-thirds of the outstanding voting Shares or (ii) with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective.

The Fund has a total of four members of the Board, three of whom are Independent Trustees. The Fund’s Declaration of Trust provides that a majority of its Board must be Independent Trustees. Each Trustee will hold office until his or her successor is duly elected and qualified.

Amendment of the Declaration of Trust

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the Investment Company Act) and without the approval of the shareholders unless the approval of shareholders is required under Investment Company Act or such an amendment would limit shareholder rights, as discussed in the Declaration of Trust.

Term, Dissolution, and Liquidation

The Board may, without approval of the shareholders, determine to liquidate the Fund. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the classes of Shares of the Fund in accordance with the respective rights of such classes.

CLOSED-END INTERVAL FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund) that is operated as an interval fund. Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds do not redeem their shares at the request of the shareholder. This means that if shareholders wish to sell their shares of a closed-end fund they must trade them on the stock exchange (if the closed-end fund’s shares are listed on an exchange) like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV.

Also, mutual funds generally offer new shares on a continuous basis to new investors and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Unlike traditional listed closed-end funds which list their common shares for trading on a securities exchange, the Shares are not listed on any securities exchange. Notwithstanding that the Fund is structured as an “interval fund” and conducts periodic repurchase offers, investors should not expect to be able to sell their Shares when and/or in the amount desired, regardless of how the Fund performs. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. Investors should consider that they may not have access to the money they invest. An investment in the Shares is not suitable for investors who need access to the money they invest.

Although the Fund’s shareholders will have no right to redeem their Shares, the Fund conducts periodic repurchase offers as described below under “Periodic Repurchase Offers and Transfers of Shares.” The Fund may also, from time to time, consider taking other corporate actions that the Board determines to be in the best interest of the Fund and its shareholders. Depending on the circumstances, economic and market conditions, and the availability of suitable options and alternatives, these actions could include, for example, a sale of all or substantially all of the Fund’s assets either on a complete portfolio basis or individually followed by a liquidation, a merger of the Fund with another investment company, or converting the Fund into an open-end fund. The Fund would consider a variety of factors in determining whether to pursue a corporate action such as any of the foregoing, including shareholder feedback, the composition of its portfolio, portfolio performance, its financial condition, internal management considerations, existing economic and market conditions, the nature of available options and sales and repurchase trends with respect to the Shares. There can be no assurance that any such corporate action, even if considered, will be pursued or determined to be in the best interests of the Fund and its shareholders. In addition, certain of these corporate actions would require the approval of the Fund’s shareholders.

PERIODIC REPURCHASE OFFERS AND TRANSFERS OF SHARES

No Right of Redemption

No shareholder will have the right to require the Fund to redeem its Shares. No public market exists for the Shares, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchase Offers

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 of the Investment Company Act, reduced by any applicable repurchase fee.

Once each quarter, the Fund will offer to repurchase at NAV, less any repurchase fee, no less than 5% and no more than 25% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). The NAV per share of repurchased Shares will be determined as of the close of regular trading on the NYSE on a day to be determined but no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

The timeline below summarizes the key dates in the repurchase process:

Determination of Repurchase Offer Amount

The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will not be less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline. For each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at the NAV applicable to the class of Shares repurchased, which is the minimum amount permitted.

Notice to Shareholders

No less than 21 calendar days and no more than 42 calendar days before each Repurchase Request Deadline, the Fund will send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their Shares for repurchase. The Shareholder Notification also will include the procedures on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase

Pricing Date, and the date by which the Fund will pay to shareholders the repurchase proceeds (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a repurchase request in the next repurchase offer. Shareholders may withdraw or change a Repurchase Request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Repurchase Price

The repurchase price of the Shares will be the Fund’s NAV of the applicable class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. During the period the offer to repurchase is open, shareholders may obtain the current NAV by calling 212-649-6804. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the date the payment is to be made, which will be no more than seven calendar days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws.

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis, provided, that the Fund may accept all Shares tendered by persons who own, in the aggregate, fewer than 100 Shares and who tender all of their Shares, before prorating Shares tendered by others. Affiliates of the Fund may own Shares and determine to participate in the Fund’s repurchase offers, which may contribute to a repurchase offer being oversubscribed and the Fund effecting repurchases on a pro rata basis.

If any Shares tendered are not repurchased because of proration, shareholders will have to wait until the next repurchase offer and resubmit a new repurchase request, and such repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares a shareholder wishes to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

If a shareholder’s Shares are accepted for repurchase, upon payment for such repurchased Shares, such Shares will no longer be considered outstanding and such shares will cease to have any voting rights. Shares tendered pursuant to a repurchase offer will earn dividends declared to shareholders of record only through the date on which payment for repurchased Shares is made.

Suspension or Postponement of a Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (i) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (ii) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) for such other periods as the SEC may by order permit for the protection of Fund shareholders.

Liquidity Requirements

From the time that the notification is sent to shareholders until the Repurchase Pricing Date, the Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets: (i) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (ii) that mature by the next Repurchase Payment Deadline.

The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase policy and the liquidity requirements described in the previous paragraph.

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. If the Fund is required to sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining common shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets. See “Risks – Repurchase Offers Risk.”

Early Repurchase Deduction

The Fund may impose a 2% Early Repurchase Deduction on Shares repurchased within one year. The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Shares to (b) the subscription date immediately following the Repurchase Pricing Date used in the repurchase of such Shares. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

The Fund may, from time to time, waive the Early Repurchase Deduction in the following circumstances (subject to the conditions described below):

•	repurchases resulting from death, qualifying disability or divorce;

•	in the event that a shareholder’s Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance;

•	due to trade or operational error; or

•	repurchases of Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund.

As set forth above, the Fund may waive the Early Repurchase Deduction in respect of repurchase of Shares resulting from the death, qualifying disability (as such term is defined in Section 72(m)(7) of the Code) or divorce of a shareholder who is a natural person, including Shares held by such shareholder through a trust or an IRA or other retirement or profit-sharing plan, after (i) in the case of death, receiving written notice from the estate of the shareholder, the recipient of the Shares through bequest or inheritance, or, in the case of a trust, the trustee of such trust, who shall have the sole ability to request repurchase on behalf of the trust, (ii) in the case of qualified disability, receiving written notice from such shareholder, provided that the condition causing the qualifying disability was not pre-existing on the date that the shareholder became a shareholder or (iii) in the case of divorce, receiving written notice from the shareholder of the divorce and the shareholder’s instructions to effect a transfer of the Shares (through the repurchase of the Shares by the Fund and the subsequent purchase by the shareholder) to a different account held by the shareholder (including trust or an individual retirement account or other retirement or profit-sharing plan). The Fund must receive the written repurchase request within 12 months after the death of the shareholder, the initial determination of the shareholder’s disability or divorce in order for the requesting party to rely on any of the special treatment described above that may be afforded in the event of the death, disability or divorce of a shareholder. In the case of death, such a written request must be accompanied by a certified copy of the official death certificate of the shareholder. If spouses are joint registered holders of Shares, the request to have the Shares repurchased may be made if either of the registered holders dies or acquires a qualified disability. If the shareholder is not a natural person, such as certain trusts or a partnership, corporation or other similar entity, the right to waiver of the Early Repurchase Deduction upon death, disability or divorce does not apply.

Transfers of Shares

Except as otherwise described below, no person may become a substituted shareholder without the written consent of the Fund or its designated agents, which consent may be withheld for any reason in their sole discretion. Shares held by a shareholder may be transferred only:

•	by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the shareholder; or

•	with the written consent of the Fund or its designated agents, which may be withheld in its sole discretion.

Notice to the Fund of any proposed transfer of Shares must include satisfactory evidence that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor (or investor’s beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1 million (not including the value of the primary residence as an asset nor indebtedness, up to such primary residence’s fair market value, secured by such primary residence as a liability), meets certain annual income requirements, or is a bank or savings and loan association, etc. Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee, unless such requirement is waived by the Fund in its discretion. Consent to a transfer of Shares by a shareholder generally will not be granted unless the transfer is to a single transferee or, after the transfer of the Shares, the Share balance of each of the transferee and transferor is not less than $25,000 with respect to the Fund. A shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund or its agents as to such matters as may be reasonably requested.

Any transferee acquiring Shares by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of a shareholder or otherwise will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a shareholder unless and until the transferee becomes a substituted shareholder as specified in the Declaration of Trust. If a shareholder transfers Shares with the required approvals, the Fund will promptly take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a shareholder.

In subscribing for Shares, a shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, the Sub-Advisers, each other shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that shareholder in violation of these provisions or any misrepresentation made by that shareholder or a substituted shareholder in connection with any such transfer.

Redemption of Senior Securities; Tax Considerations; Fund Expenses

The Fund may not purchase Shares to the extent such purchases would result in the asset coverage with respect to any indebtedness or preferred equity being reduced below the asset coverage requirement set forth in the Investment Company Act. Accordingly, in order to purchase all Shares tendered, the Fund may have to repay or redeem all or part of any then outstanding indebtedness or preferred equity to maintain the required asset coverage.

The repurchase of tendered Shares by the Fund is a taxable event to common shareholders. See “Tax Matters”

The Fund pays all costs and expenses associated with the making of any periodic repurchase offer. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of Shares pursuant to a periodic repurchase offer.

TAX MATTERS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to the Fund and the purchase, ownership and disposition of the Fund’s shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold the Fund’s shares as capital assets. A U.S. shareholder is an individual who is, for U.S. federal income tax purposes, a citizen or resident of the United States, a U.S. corporation (or other U.S. entity treated as a corporation for U.S. federal income tax purposes), an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold the Fund’s shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes, the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to the Fund’s shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, and disposition of the Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated, and intends to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code.

To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) elect to be treated and qualify as a registered management company under the Investment Company Act at all times during the taxable year; (2) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (3) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”) (collectively, the “90% Gross Income Test”); and (4) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in 2(b) above) (collectively, the “Diversification Tests”).

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income (which is generally its net ordinary income plus the excess, if any, of its net short-term capital gains in excess of its net long-term capital losses), determined without regard to any deduction for dividends paid. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.

The Fund may have investments, either directly or indirectly, that require income to be included in investment company taxable income in a year prior to the year in which the Fund actually receive a corresponding amount of cash in respect of such income. For example, if the Fund holds, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly, debt obligations that are treated under applicable U.S. federal income tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated and in certain situations where the Fund owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect.

As a RIC, the Fund is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s expenses in a given taxable year exceed its investment company taxable income, it will have a net operating loss for that taxable year. However, the Fund is not permitted to carry forward net operating losses to subsequent years and such net operating losses generally will not pass through to the Fund’s shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. As a RIC, the Fund may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years (together, the “Excise Tax Distribution Requirements”). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

In addition to the Excise Tax Distribution Requirements, the other requirements for qualification of the Fund as a RIC requires that the Fund obtain information from or about the underlying investments in which the Fund is invested. Certain issuers may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. If the Fund does not receive sufficient information from such issuers, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.

The Fund may make investments through entities classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), such as the Investment Funds, or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may hold such investments through one or more subsidiary U.S. or non-U.S. corporation(s) (or other entity treated as such for U.S. tax purposes). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income may be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation(s). The Fund’s need to hold such investments through such U.S. or non-U.S. corporation(s) in order to satisfy the 90% Gross Income Test may, however, jeopardize its ability to satisfy the Diversification Tests, which may make it difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes.

Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Additionally, while the Fund generally intends to qualify as a RIC for each taxable year, it is possible that it may not satisfy the diversification requirements described above (including as the Fund ramps up its portfolio), and thus may not qualify as a RIC, for its first short taxable year. In such case, however, the Fund anticipates that the associated tax liability would not be material, and that such non-compliance would not have a material adverse effect on the Fund’s business, financial condition and results of operations, although there can be no assurance in this regard.

The Fund may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M of the Code. If the Fund makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid. However, a distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The Fund may be required to liquidate positions in order to fund the repurchase of Shares. The Fund will seek to manage its ability to meet the RIC requirements in light of any asset liquidations necessary to repurchase shares. However, in some circumstances, repurchases could impact the Fund’s ability to meet the above-described requirements. For example, amounts used to repurchase shares are unavailable for the Fund to use to meet its distribution requirements, or the disposition of Fund assets may affect its ability to continue to meet the asset diversification test described above. The Fund may also recognize gain in connection with its sale of Fund assets to fund Share repurchases. Any such gain would generally need to be distributed to shareholders to allow the Fund to satisfy its distribution requirements.

Failure to Qualify as a Regulated Investment Company

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Fund’s Shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will qualify as a RIC and have satisfied the distribution requirement set forth above.

Distributions

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned the Fund’s shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to the dividend reinvestment plan. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares (or cash that would have been received if the shareholder elected to reach such distribution as cash). The additional shares received by a shareholder pursuant to the dividend reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long- term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

The Internal Revenue Service currently requires that a RIC that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

The Fund expects to be treated as a “publicly offered regulated investment company.” As a “publicly offered regulated investment company,” in addition to the Fund’s DRIP, the Fund may choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund.

The IRS has also issued private letter rulings on cash/share dividends paid by RICs and real estate investment trusts where the cash component is limited to 20% of the total distribution if certain requirements are satisfied. Shareholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in shares) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of the Fund’s current or accumulated earnings and profits for federal income tax purposes. As a result, shareholders could be required to pay income taxes with respect to such dividends in excess of the cash dividends received. It is unclear to what extent the Fund will be able to pay taxable dividends in cash and shares (whether pursuant to IRS Revenue Procedures, a private letter ruling or otherwise).

If an investor purchases shares in the Fund shortly before the record date of a distribution, the price of the shares will generally include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

U.S. shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. withholding tax, including any amounts withheld for which a refund is available by filing a U.S. federal income tax return, automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. shareholders. A U.S. shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above net asset value, in which case, the U.S. shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. shareholder’s account.

Sale or Exchange of Shares

Upon the sale, exchange or other disposition of the Fund’s shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale, exchange or other disposition of shares if the owner acquires (including pursuant to the dividend reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale, exchange or other disposition of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

The Fund is an interval fund, a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at net asset value. Shareholders who tender all shares of the Fund held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss (i.e., “Sale or Exchange Treatment” as discussed below). If a shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its shares (i.e., “Distribution Treatment” as discussed below). In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund.

Sale or Exchange Treatment. In general, the tender and repurchase of the Fund’s Shares should be treated as a sale or exchange of the Shares by a U.S. shareholder if the receipt of cash:

•	results in a “complete termination” of such U.S. shareholder’s ownership of Shares in the Fund;

•	results in a “substantially disproportionate” redemption with respect to such U.S. shareholder; or

•	is “not essentially equivalent to a dividend” with respect to the U.S. shareholder.

In applying each of the tests described above, a U.S. shareholder must take account of Shares that such U.S. shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. shareholder owns none of the Fund’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. shareholder does not actually own any of the Fund’s Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. shareholder satisfies any of the tests described above, the U.S. shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. shareholders. However, if a U.S. shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.

Distribution Treatment. If a U.S. shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of investment to the extent, generally, of the U.S. shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. shareholder’s remaining Shares.

Provided certain holding period and other requirements are satisfied, certain non-corporate U.S. shareholders generally will be subject to U.S. federal income tax at a maximum rate of 20% on amounts treated as a dividend. This reduced rate will apply to: (i) 100% of the dividend if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund this year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gains from such sales exceeds net long-term capital loss from such sales) for that taxable year. Such a dividend will be taxed in its entirety, without reduction for the U.S. shareholder’s tax basis of the repurchased Shares. To the extent that a tender and repurchase of a U.S. shareholder’s Shares is treated as the receipt by the U.S. shareholder of a dividend, the U.S. shareholder’s remaining adjusted basis (reduced by the amount, if any, treated as a return of capital) in the tendered and repurchased Shares will be added to any Shares retained by the U.S. shareholder.

To the extent that cash received in exchange for Shares is treated as a dividend to a corporate U.S. shareholder, (i) it may be eligible for a dividends-received deduction to the extent attributable to dividends received by the Fund from domestic corporations, and (ii) it may be subject to the “extraordinary dividend” provisions of the Code. Corporate U.S. shareholders should consult their tax advisors concerning the availability of the dividends-received deduction and the application of the “extraordinary dividend” provisions of the Code in their particular circumstances.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. shareholder rather than as an exchange, the other shareholders, including any non-tendering shareholders, could be deemed to have received a taxable stock distribution if such shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Publicly Offered Regulated Investment Company Status. A “publicly offered regulated investment company” or “publicly offered RIC” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. The Fund expects to qualify as a publicly offered RIC. There can be no assurances that the Fund will be treated as a publicly offered RIC in its first or second taxable year. If the Fund is a RIC that is not a publicly offered RIC for any period, a non-corporate shareholder’s allocable portion of its affected expenses, including its management fees, will be treated as an additional distribution to the shareholder and will be treated as miscellaneous itemized deductions. Under current law, such expenses are not deductible by any such shareholder.

Nature of the Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher- taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund may invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the

Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount

For federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest (i.e., interest paid with additional securities or equity instead of cash) or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may not qualify for or maintain RIC tax treatment and thus the Fund may become subject to corporate-level income tax.

Market Discount

In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Non-U.S. Investments, including PFICs and CFCs

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

If the Fund purchases shares in a “passive foreign investment company” under the Code (“PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a “controlled foreign corporation” under the Code (“CFC”), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each year from such foreign corporation in an amount equal to its pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that owns (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.

Non-U.S. Currency

The Fund’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time it actually collects such income or pay such expenses or liabilities are generally treated as ordinary income or loss by the Fund. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also generally treated as ordinary income or loss.

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on shares in certain circumstances. Limits on the Fund’s payments of dividends on shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund or other applicable withholding agent may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Tax Exempt Shareholders

Under current law, the Fund generally serves to prevent the attribution to shareholders of unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short- term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. Nevertheless, in the case the Fund’s shares are held through an intermediary, the intermediary could withhold U.S. federal income tax even if the Fund reported the payment as having been derived from “interest-related dividends” or “short-term capital gain dividends.” Moreover, depending on the circumstances, the Fund could report all, some or none of its potentially eligible dividends as derived from “interest-related dividends” or “short-term capital gain dividends,” or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and gains realized upon the sale, exchange or other disposition of shares.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Shareholders should consult their own tax advisor regarding FATCA and whether it may be relevant to their ownership and disposition of the Fund’s shares.

Loss Reportable Transaction

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

PLAN OF DISTRIBUTION

Common Shares

The Fund is authorized to offer two separate classes of Shares designated as Class A Shares and Class I Shares. The Fund has received an exemptive order permitting the multi-class structure (“Multi-Class Exemptive Relief”). The Fund may in the future register and include other classes of Shares in the offering.

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Class I Shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I Shares, (4) through certain registered investment advisers, (5) by the Fund’s executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, the Sub-Advisers, Man or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers, or (6) by other categories of investors that the Fund names in an amendment or supplement to this Prospectus. Generally, Class A Shares are available only through brokerage, transactional-based accounts. Not all Dealers offer all classes of Shares. See “Share Class Considerations” below.

Distributor

Foreside Financial Services, LLC, located at 190 Middle Street, Suite 301, Portland, ME 04101, acts as the distributor of the Fund’s Shares, pursuant to the distribution agreement (the “Distribution Agreement”), on a reasonable best efforts basis, subject to various conditions.

Under the Distribution Agreement, the Distributor’s responsibilities include, but are not limited to, selling Shares of the Fund upon the terms set forth in this Prospectus and making arrangements for the collection of purchase monies or the payment of purchase proceeds. The Distributor also may enter into agreements with Dealers for the sale and servicing of the Shares. Dealers or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. Any terms and conditions imposed by a Dealer or other financial intermediary, or operational limitations applicable to such parties, may affect or limit a shareholder’s ability to purchase the Shares or tender the Shares for repurchase, or otherwise transact business with the Fund. Class A Shares and Class I Shares are not subject to a sales load; however, investors may be required to pay brokerage commissions on purchases or sales of the Shares to their Dealers. Investors should consult with their Dealers or other financial intermediaries about any transaction or other fees or charges their Dealers or other financial intermediaries might impose on each class of Shares in addition to any fees imposed by the Fund. See “Class A Shares-Sales Load” below.

Minimum Investments

The following investment minimums apply for purchases of the Shares:

	Class A Shares	Class I Shares
Minimum Initial Investment	$2,500	$250,000
Minimum Subsequent Investment	$1,000	$1,000

The $250,000 minimum initial investment for Class I Shares set forth in the above table applies to individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Dealer or other financial intermediary that has entered into an agreement with the Distributor to purchase Class I Shares.

For Class I Shares, there is no minimum initial investment for:

•

Employer-sponsored retirement plans (not including Simplified Employee Pension Individual Retirement Arrangements, Savings Incentive Match Plan for Employees Individual Retirement Accounts or Salary Reduction Simplified Employee Pension Plans) and state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies.

•	Employees, officers and directors/trustees of Man or its affiliates and immediate family members of such persons, if they open an account directly with Man.

•

Clients of Dealers or other financial intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Class I Shares through a no-load program or investment platform.

The minimum initial investment for purchasing Class I Shares may be waived for:

•	Clients investing through Dealers or other financial intermediaries that offer Class I Shares on a platform that charges a transaction based sales commission outside of the Fund.

•

Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer Class I Shares, and the family members of such persons.

•

The minimum initial investment for each class of Shares may be modified or waived by the Fund and the Distributor for the Trustees and certain employees of Man, including its affiliates, vehicles controlled by such Trustees and employees and their extended family members. There is no minimum subsequent investment for the Shares.

Share Class Considerations

The Fund offers two classes of Shares: Class A Shares and Class I Shares. When selecting a share class, investors should consider the following:

•	which share classes are available to an investor;

•	the amount an investor intends to invest;

•	how long an investor expects to own the Shares; and

•	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. Investors should speak with their financial adviser to help them decide which share class is best for them. Not all Dealers offer all classes of Shares. In addition, Dealers may vary the actual sales load charged, if applicable, as well as impose additional fees and charges on each class of Shares. If an investor’s Dealer offers more than one class of Shares, they should carefully consider which class of Shares to purchase.

Intra-Fund Share Class Conversions

Subject to the conditions set forth in this paragraph, shares of one class of the Fund may be converted into (i.e., reclassified as) shares of a different class of the Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in the Fund’s prospectus and the SAI). Also, shares are not eligible to be converted until any applicable contingent deferred sales charge (“CDSC”) period, if any, has expired. No sales charge will be imposed on the conversion of shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion. The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

Class I Shares

Class I Shares will be sold at the then-current NAV of the applicable class and are not subject to any sales load imposed by the Fund or the Distributor or, with respect to Class I Shares, distribution fees. Because the Class I Shares are sold at the prevailing NAV of the applicable class without an upfront sales load, the entire amount of an investor’s purchase is invested (subject to any transaction fee charged by a selling agent or other financial intermediary).

Class A Shares

Sales Load

Class A. No upfront sales load will be paid with respect to Class A shares, however, if an investor buys Class A shares through certain financial intermediaries, they may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class A shares.

Shareholder Servicing and Distribution Fee

Class A Shares pay to the Distributor a shareholder servicing and distribution fee that accrues at an annual rate equal to 0.50% of the applicable class’s average daily net assets. For Class A Shares, 0.25% of the shareholder servicing and distribution fee is a shareholder servicing fee and the remaining portion is a distribution fee. See “Distribution and Service Plan-Class A Shares.”

Distribution and Service Plan – Class A Shares

The Fund has adopted the Distribution and Service Plan to pay to the Distributor a shareholder servicing and/or distribution fee for certain activities relating to the distribution of Class A Shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A Shares. The Distribution and Service Plan operates in a manner consistent with Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 in accordance with the terms of the Multi-Class Exemptive Relief. Under the Distribution and Service Plan, the Fund pays the Distributor a shareholder servicing and/or distribution fee that together accrue at an annual rate equal to 0.50%, which reduces the NAV of Class A Shares. Because these fees are paid out of the Fund’s assets attributable to Class A Shares on an ongoing basis, over time, they will increase the cost of an investment in Class A Shares, including causing the Class A Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I Shares. For Class A Shares, 0.25% of the shareholder servicing and distribution fee is a shareholder servicing fee and the remaining portion is a distribution fee.

Shareholder services may include, but are not limited to, the following functions: (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and repurchases of Shares may be effected and certain other matters pertaining to the shareholders’ investments; (ii) receiving, aggregating and processing shareholder orders; (iii) furnishing shareholder sub-accounting; (iv) providing and maintaining elective shareholder services such as check writing and wire transfer services; (v) providing and maintaining pre-authorized investment plans; (vi) communicating periodically with shareholders; (vii) acting as the sole shareholder of record and nominee for shareholders; (viii) maintaining accounting records for shareholders; (ix) answering questions and handling correspondence from shareholders about their accounts; (x) issuing confirmations for transactions by shareholders; (xi) performing similar account administrative services; (xii) providing such shareholder communications and recordkeeping services as may be required for any program for which a Service Organization is a sponsor that relies on Rule 3a-4 under the Investment Company Act (i.e., a “wrap fee” program); and (xiii) providing such other similar services as may reasonably be requested to the extent a Service Organization is permitted to do so under applicable statutes, rules, or regulations. The shareholder servicing and/or distribution fee may be spent by the Distributor for the services rendered to holders of Class A Shares as set forth above, but will generally not be spent by the Distributor on recordkeeping charges, accounting expenses, transfer costs or custodian fees.

Class I Shares are not subject to any shareholder servicing or distribution fees.

How to Purchase Shares

The following section provides basic information about how to purchase Shares of the Fund.

The Distributor acts as the distributor of the Shares of the Fund on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Shares will be continuously offered through the Distributor. As discussed below, the Fund may authorize one or more intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf. Shares will be sold at a public offering price equal to the then-current NAV of the applicable class.

The Fund will have the sole right to accept orders to purchase Shares and reserves the right to reject any order in whole or in part. The offering may be terminated by the Fund or the Distributor at any time.

No market currently exists for the Fund’s Shares. The Shares are not listed for trading on any securities exchange. There is currently no secondary market for the Fund’s Shares and the Fund does not anticipate that a secondary market will develop for its Shares. Neither the Adviser, the Sub-Advisers, the Distributor nor the Dealers intend to make a market in the Fund’s Shares.

Acceptance and Timing of Purchase Orders

A purchase order received by the Fund or a financial intermediary prior to the close of the NYSE, on a day the Fund is open for business, together with payment will be effected at that day’s NAV. An order received after the close of the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of the NYSE and communicated to the Fund or its designee prior to such time as agreed upon by the Fund and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Fund is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Fund reserves the right to treat such day as a business day and accept purchase orders in accordance with applicable law. The Fund reserves the right to close if the primary trading markets of its portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Fund is open for business. For shares purchased through the Distributor, order instructions must be received in good order prior to the close of regular trading on the NYSE in order to receive the current day’s NAV. Instructions must include the name and signature of an appropriate person designated on the account application, account name, account number, name of the Fund and dollar amount. Payments received without order instructions could result in a processing delay or a return of wire. Failure to send the accompanying payment on the same day may result in the cancellation of the order. For more information on purchasing Shares through the Distributor, please call 212-649-6804.

Investors may buy shares of the Fund through brokers, dealers and other financial intermediaries (“Selling Agents”) that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund. Orders will be priced at the appropriate price next computed after it is received by a Selling Agent or the Selling Agent’s authorized designee. The Fund will be deemed to have received a purchase order when a Selling Agent or, if applicable, a Selling Agent’s authorized designee, receives the request in good order. A purchase order from the client of a Selling Agent is not received in “good order” by such Selling Agent unless and until a confirmation of such order is passed back from the Distributor, the Fund, or their delegate to the broker who submitted the order, which may not occur until the business day immediately following the business day on which the purchase order was submitted by the client to such Selling Agent or at another time determined by the Fund or the Selling Agent. A Selling Agent may hold shares in an omnibus account in the Selling Agent’s name or the Selling Agent may maintain individual ownership records. Selling Agents may charge fees for the services they provide in connection with processing a shareholder’s transaction order or maintaining an investor’s account with them. Investors should check with their Selling Agent to determine if it is subject to these arrangements. Selling Agents are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly.

Selling Agents and other financial intermediaries also may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus (including requirements as to the timing of a subscription and required documentation). Such terms and conditions are not imposed by the Fund, the Distributor or any other service provider of the Fund. Any terms and conditions imposed by a Selling Agent or other financial intermediary, or operational limitations applicable to such parties, may affect or limit a stockholder’s ability to purchase Shares, or otherwise transact business with the Fund. Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to their Selling Agent or other financial intermediary. The Fund and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund Shares. The sale of Shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If a shareholder places an order to buy Shares and their payment is not received and collected, their purchase may be canceled and they could be liable for any losses or fees the Fund has incurred.

Payments to Financial Intermediaries

The Adviser or its affiliates, in the Adviser’s discretion and from its own resources, may pay Additional Compensation. In return for the Additional Compensation, the Fund may receive certain marketing advantages including but not limited to access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives, as described in more detail below. The Additional Compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of Additional Compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by common shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Servicing Arrangements

The Fund’s Shares may be available through Dealers that have entered into shareholder servicing arrangements with respect to the Fund.

These Dealers provide varying investment products, programs, platforms and accounts, through which investors may purchase Shares. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular Dealer’s products, programs, platform and accounts.

The Adviser, Sub-Advisers and/or their affiliates may make payments to Dealers for the shareholder services provided. These payments are made out of the Adviser’s or Sub-Advisers’ own resources and not Fund assets. The actual services provided by these Dealers, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the Dealer and/or a percentage of the value of shares held by investors through the firm. Please see the Fund’s SAI for more information.

These payments may be material to Dealers relative to other compensation paid by the Fund, the Adviser, the Sub-Adviser and/or their affiliates and may be in addition to other fees and payments, such as distribution and/or service fees, sub-transfer agency expenses, revenue sharing or “shelf space” fees, event support and other non-cash compensation. Also, the payments may vary from amounts paid to the Fund’s transfer agent for providing similar services to other accounts. The Adviser and/or its affiliates do not control these Dealers’ provision of the services for which they are receiving payments.

These Dealers may impose additional or different conditions than the Fund on purchases of Shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases of Shares in addition to any fees imposed by the Fund. These additional fees may vary and over time could increase the cost of an investment in the Fund and lower investment returns. Each Dealer is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Shareholders who are customers of these Dealers or participants in programs serviced by them should contact their Dealer for information regarding these fees and conditions.

Other Payments to Dealers

Some or all of the servicing fees described above are paid or “reallowed” to the Dealer, including their financial advisors through which shareholders purchase their Shares.

The Distributor and/or its affiliates may from time to time make payments and provide other incentives to selected Dealers as compensation for services such as providing the Fund with “shelf space” or a higher profile for the Dealers’ financial advisors and their customers, placing the Fund on the Dealers’ preferred or recommended fund list, granting the Distributor access to the Dealers’ financial advisors and furnishing marketing support and other specified services. These payments may be significant to the Dealers.

A number of factors will be considered in determining the amount of these payments to Dealers. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor and/or its affiliates may also make payments to one or more Dealers based upon factors such as the amount of assets a Dealer’s clients have invested in the Fund and the quality of the Dealer’s relationship with the Distributor, the Adviser, Sub-Advisers and/or their affiliates.

To the extent the additional payments described above are made, such additional payments would be made from the Distributor’s and/or its affiliates’ own assets (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with Dealers and would not change the price paid by investors for the purchase of the Fund’s Shares or the amount the Fund will receive as proceeds from such sales. These payments may be made to Dealers (as selected by the Distributor) that have sold significant amounts of Shares of the Fund.

The Distributor and/or its affiliates, and their respective employees and representatives may make payments or reimburse Dealers for sponsorship and/or attendance at conferences, seminars or informational meetings (event support), provide Dealers or their personnel with occasional tickets to events or other entertainment, meals, and small gifts (other non-cash compensation) and make financial contributions pertaining to sales incentives and contests, each to the extent permitted by applicable law, rules and regulations.

In addition, wholesaler representatives of the Distributor visit Dealers on a regular basis to market and educate financial advisors and other personnel about the Fund. These payments, reimbursements and activities may provide additional access to financial advisors at these Dealers, which may increase purchases and/or reduce repurchases of Fund Shares.

The Distributor and/or its affiliates also may pay Dealers for certain services including technology, operations, tax, audit or data consulting services, and may pay such Dealers for the Distributor’s attendance at investment forums sponsored by such Dealers or for various studies, surveys, or access to databases.

If investment advisers, distributors or affiliates of investment companies make payments and provide other incentives in differing amounts, Dealers and their financial advisors may have financial incentives for recommending a particular fund over other funds. In addition, depending on the arrangements in place at any particular time, a Dealer and its financial advisors may also have a financial incentive for recommending a particular share class over other share classes, to the extent applicable. A shareholder who holds Shares through a Dealer should consult with the shareholder’s financial advisor and review carefully any disclosure by the Dealer as to its compensation received by the financial advisor.

Although the Fund may use Dealers that sell Shares to effect transactions for its portfolio, the Fund, the Adviser and the Sub-Advisers will not consider the sale of Shares as a factor when choosing Dealers to effect those transactions.

For further details about payments made by the Distributor to Dealers, please see the Statement of Additional Information.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If shareholders wish to receive individual copies of these documents and their shares are held in the Fund’s account, call the Fund at 212-649-6804. Shareholders will receive the additional copy within 30 days after receipt of their request by the Fund. Alternatively, if a shareholder’s shares are held through a financial institution, please contact the financial institution.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is The Bank of New York Mellon, whose principal business address is 240 Greenwich Street, New York, New York 10286. The custodian is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of the Fund’s portfolio securities.

BNY Mellon Investment Servicing (US) Inc., whose principal business address is 103 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund’s transfer agent with respect to the Shares.

ADMINISTRATION AND ACCOUNTING SERVICES

The Administrator provides certain administration and accounting services to the Fund pursuant to an Administration and Accounting Services Agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, the Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, overseeing the calculation of NAV, and generally managing the administrative affairs of the Fund. In consideration for its administrative services, the Fund will reimburse the Administrator for costs and expenses incurred in performing its obligations and providing personnel and facilities under the Administration Agreement, including the costs and expenses charged by The Bank of New York Mellon for sub-administrator services.

The Bank of New York Mellon serves as the sub-administrator for the Fund (the “Sub-Administrator”) pursuant to a sub-administration agreement with the Administrator. For these services it provides to the Fund, the Sub-Administrator is paid a fee indirectly from the Fund by the Administrator based on the average monthly NAV of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees (the “Sub-Administration Fees”). The Sub-Administration Fees are paid to the Sub-Administrator indirectly out of the assets of the Fund and therefore decrease the net profits or increase the net losses of the Fund. The Fund also indirectly reimburses the Sub-Administrator for certain out-of-pocket expenses, such as, but not limited to, fair valuation services, travel and expenses for attendance at board or special meetings, external legal or consulting costs and other expenses unique to a country in which the Fund is investing.

LEGAL MATTERS

Simpson Thacher & Bartlett LLP, 900 G Street NW, Washington, DC 20001, serves as counsel to the Fund.

Certain legal matters in connection with the Shares have been passed upon for the Fund by Richards, Layton & Finger, PA, 920 N King St, Wilmington, DE 19801.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help shareholders understand what personal information the Fund collects, how the Fund protects that information, and why in certain cases the Fund may share such information with select other parties.

The Fund will seek to limit its collection of non-public personal information to that which is reasonably necessary for legitimate business purposes. The Fund will not disclose non-public personal information except in accordance with its policies and procedures, as permitted or required by law, or as authorized in writing by the client or investor. The Fund will never sell non-public personal information.

With respect to non-public personal information, the Fund will strive to: (a) ensure the security and confidentiality of the information; (b) protect against anticipated threats and hazards to the security and integrity of the information; and (c) protect against unauthorized access to, or improper use of, or loss, destruction or damage to the information. The Firm’s Head of Compliance Americas (the “Privacy Officer”) or designee is responsible for overseeing the administration these policies and procedures. The Privacy Officer is notified promptly of any threats to, or improper disclosure of, non-public personal information.

Non-public personal information will be restricted to employees who have a need to know such information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Man Alternative Income Fund

Class A Shares

Class I Shares

PROSPECTUS

     , 2026

All dealers that buy, sell or trade Shares, whether or not participating in this offer, may be required to deliver a prospectus when acting on behalf of the Distributor.

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 28, 2026

Man Alternative Income Fund

STATEMENT OF ADDITIONAL INFORMATION

Man Alternative Income Fund (the “Fund”) is a non-diversified, closed-end management investment company that operates as an “interval fund.” This Statement of Additional Information (“SAI”) relating to the Fund’s common shares of beneficial interest (the “Shares”) does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated    , 2026 (the “Prospectus”). This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 212-649-6804. Investors may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940 or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

This Statement of Additional Information is dated    , 2026.

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INVESTMENT OBJECTIVE AND POLICIES

The fundamental policies of the Man Alternative Income Fund (the “Fund”), which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. No other policy is a fundamental policy of the Fund, except as expressly stated. At the present time the Fund’s common shares of beneficial interest (the “Shares”) are the only outstanding voting securities of the Fund. As defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the shareholders of the Fund, duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action.

Fundamental Policies:

The Fund may:

1.

borrow money and issue senior securities (as defined under the Investment Company Act), except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the Securities and Exchange Commission (“SEC”) from time to time.

2.

underwrite securities issued by other persons, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

3.

make loans, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

4.

purchase or sell commodities or real estate, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

5.

not concentrate investments in a particular industry or group of industries, as concentration is defined under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

With respect to the fundamental policy relating to concentration set forth above, the Investment Company Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. With respect to the Fund’s investments in joint ventures, structured products and pooled investment vehicles, the Fund generally does not consider the issuers of such investments to be part of an industry or group of industries for purposes of determining compliance with the Fund’s concentration policy; however, for purposes of determining compliance with the policy, the Fund may consider such an investment to be part of a particular industry or group of industries to the extent that the underlying or reference securities, instruments or assets are focused within a specific industry or group of industries or to the extent the vehicle’s investment strategy is explicitly focused on a specific industry or group of industries. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be riskier than a fund that does not concentrate in an industry.

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With respect to these investment restrictions and other policies described in the Prospectus or SAI, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

In addition to the above, the Fund has adopted the following additional fundamental policies:

•

it will make quarterly repurchase offers for no less than for 5% and not more than 25% (except as permitted by Rule 23c-3 under the Investment Company Act (“Rule 23c-3”)) of the Shares outstanding at per-class net asset value (“NAV”) per Share (measured on the repurchase request deadline) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements;

•

each repurchase request deadline will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to shareholders of the repurchase offer; and

•

each repurchase pricing date will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase pricing date to be no later than the 14th day after a repurchase request deadline, or the next business day if the 14th day is not a business day.

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

Except as otherwise indicated, the Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”) may change the Fund’s investment objectives and any of its investment policies, restrictions, strategies, and techniques without shareholder approval. The investment objectives of the Fund are not a fundamental policy of the Fund and may be changed by the Fund’s Board without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares. The Fund will notify shareholders of any changes to its investment objectives or any of its investment policies, restrictions or strategies.

The following investment limitations of the Fund are non-fundamental and may be changed by the Board without shareholder approval.

1.

The Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

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ADDITIONAL RISK FACTORS

The following information supplements the discussion of the Fund’s investment objective, policies, techniques and risks that are described in the Prospectus. The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee the Fund will buy all of the types of securities or use any or all of the investment techniques described herein.

Reliance on the Investment Adviser and Sub-Advisers to Employ the Fund’s Strategies. In pursuing its investment objectives and employing the strategies described in the Prospectus, Man Solutions LLC (“Man Solutions” or the “Adviser”), the Fund’s Adviser, employs a dynamic, multi-asset credit strategy, allocating capital across investment opportunities within the public, private and structured credit markets that are managed by affiliated Sub-Advisers (as such term is defined below). Allocation decisions are made by the Adviser across investment “sleeves” within the Fund’s portfolio. Each sleeve focuses on a specific credit asset class and/or investment style and is managed by a specialist investment team within one or more of the Fund’s Sub-Advisers. The asset classes of each investment sleeve within the portfolio are expected to primarily fall within three general categories: “Private Credit”, “Structured Credit” and “Public Credit”. Each of these investment sleeves will be managed by a specialist investment team within an affiliated sub-adviser (each, a “Sub-Adviser” and, together, the “Sub-Advisers”) with expertise in implementing that specific sleeve. The Fund’s Sub-Advisers are GLG LLC (“Man GLG US”), GLG Partners LP (“Man GLG UK”), Varagon Capital Partners L.P. (“Man Varagon”), Man Global Private Markets (USA) Inc. (“Man GPM”) and Man Solutions Limited (“MSL”). The Adviser maintains primary responsibility for allocating Fund assets to the investment sleeves managed by the Sub-Advisers and will select and determine the percentage of Fund assets to allocate to each sleeve. The Fund’s assets will be allocated among various investment sleeves managed by the Sub-Advisers in percentages determined at the discretion of the Adviser with inputs and recommendations to the Adviser regarding such allocations by MSL. There can be no assurances that the decisions made by the Adviser to allocate assets to certain investment sleeves will produce the desired results or expected returns for the Fund, which may cause the Fund to not meet its investment objective. The Adviser seeks to make allocation decisions that are intended to capture the best available investment opportunities across Private Credit, Structured Credit and Public Credit, but there can be no assurances that the Adviser’s assessments of the relative attractiveness of various investment opportunities will be correct, or that the Adviser will be able to identify the most attractive investment opportunities in a given time period. Even though the Sub-Advisers are subject to certain constraints, the Sub-Advisers may change certain aspects of their investment strategies or techniques. The investment strategies, techniques, and risk analyses employed by the Sub-Advisers, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investment objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The Sub-Advisers may be incorrect in their assessments of the values of securities or instruments in which they invest or in their assessments of market trends, which can result in losses to the Fund.

Debt and Fixed-Income Securities Risk. As further described herein and/or in the Prospectus, the debt or fixed-income securities in which the Fund may invest are subject to certain risks, including issuer and spread risk, credit risk, call risk, prepayment risk, reinvestment risk and duration and maturity risk. Each of these risks could negatively impact the value of the Fund’s debt or fixed-income securities investments.

U.S. Government Securities Risk. Certain U.S. government securities, such as U.S. Treasury bills, notes, bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency, instrumentality or corporation. U.S. government securities are subject to market risk, interest rate risk and credit risk. Although legislation has been

3

enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. Yields available from U.S. government debt securities are generally lower than the yields available from other debt securities. The values of U.S. government securities change as interest rates fluctuate.

U.S. government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. debt securities change as interest rates fluctuate. Any downgrades by rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Adviser and/or Sub-Advisers cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Periodically, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury and other securities, and/or increase the costs of various kinds of debt. If a government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity will be adversely impacted.

Foreign (Non-U.S.) Government Securities Risk. The Fund’s investments in debt obligations of foreign (non-U.S.) governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities (together “Foreign Government Securities”) can involve a high degree of risk. The foreign governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Foreign governmental entities also may be dependent on expected disbursements from other governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the foreign governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, foreign governmental entities may default on their debt. Holders of Foreign Government Securities may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. These risks are particularly severe with respect to the Fund’s investments in Foreign Government Securities of emerging market countries. Among other risks, if the Fund’s investments in Foreign Government Securities issued by an emerging market country need to be liquidated quickly, the Fund could sustain significant transaction costs. Also,

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governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the Fund’s holdings in emerging market Foreign Government Securities and the currencies in which they are denominated and/or pay revenues.

Sovereign Government and Supranational Debt Risk. Investments in sovereign debt, including supranational debt, involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves.

A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described in the Prospectus.

Foreign Currency Risks. The Fund may hold assets and make borrowings denominated in foreign currencies and may acquire assets or make borrowings denominated in other foreign currencies, which exposes the Fund to foreign currency risk. As a result, a change in foreign currency exchange rates may have an adverse impact on the valuation of the Fund’s assets or liabilities, as well as the Fund’s income and cash flows. As a result of foreign currency fluctuations, the value of the Fund’s liabilities and expenses may increase or the value of the Fund’s assets and income may decrease due to factors outside of the Fund’s control, which can have a negative effect on the Fund’s NAV and cash available for distribution. Any such changes in foreign currency exchange rates may impact the measurement of such assets or liabilities for purposes of maintaining the Fund’s ability to comply with the requirements needed to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”) or the requirements under the Investment Company Act. The Fund may seek to hedge against currency exchange rate fluctuations by using financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the Investment Company Act, but there is no guarantee such efforts will be successful and such hedging strategies create additional costs.

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Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, a rated security may cease to be rated. The Adviser and/or Sub-Advisers will consider such an event in determining whether the Fund should continue to hold the security.

Private Credit Risk. Typically, private credit investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may, from time to time or over time, focus its private credit investments in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may thus at times have an out-sized impact on the performance of the Fund. The Fund’s investments are also subject to the risks associated with investing in private securities. Investments in private securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The Fund’s portfolio companies may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies.

Competition Risk. The Fund competes for investments with other investment funds and a variety of other investors (including private credit funds, mezzanine funds, performing and other credit funds, funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products, specialty finance companies, real estate investment trusts), as well as traditional financial services companies such as commercial banks and other sources of funding. These other investment funds and other investors might be reasonable investment alternatives to the Fund and may be less costly or complex with fewer and/or different risks than the Fund has. Some of the Fund’s competitors may have a lower cost of funds and access to funding sources that are not available to the Fund, such as the U.S. government. As a result of these new competitors entering the financing markets in which the Fund operates, competition for investment opportunities in U.S. private companies may intensify. The Fund may lose investment opportunities if it does not match its competitors’ pricing, terms or structure. If the Fund is forced to match its competitors’ pricing, terms or structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. With respect to corporate direct lending, a significant part of the Fund’s competitive advantage stems from the fact that the market for investments in U.S. private companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of the Fund’s competitors in this target market could force the Fund to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the Investment Company Act imposes on the Fund as an investment company.

Privately-held Companies and the Lack of Available Information About These Companies Risk. The Fund expects to invest a substantial portion of its assets in privately-held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons. Therefore, the decisions made by such management teams and/or the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s investments and, in turn, on the Fund. Third, the investments themselves tend to be less liquid. As such, the Fund may have difficulty exiting an investment promptly or at a desired price prior to

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maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of the Fund’s target portfolio companies may affect the Fund’s investment returns. Fourth, these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns. Fifth, these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Sixth, limited public information generally exists about private companies. Seventh, these companies may not have third-party debt ratings or audited financial statements. The Fund must therefore rely on the ability of the Adviser and/or Sub-Advisers to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. The Adviser and/or Sub-Advisers typically assess an investment in a portfolio company based on the Adviser’s estimate of the portfolio company’s earnings and enterprise value, among other things, and these estimates may be based on limited information and may otherwise be inaccurate, causing the Adviser and/or Sub-Advisers to make different investment decisions than it may have made with more complete information. These private companies and their financial information are not subject to the Sarbanes-Oxley Act and other rules that govern public companies. If the Fund is unable to uncover all material information about these companies, the Fund may not make a fully informed investment decision, and it may lose money on its investments.

Direct Lending Risk. The Fund may make direct loans and engage in direct lending, which practice involves certain risks. If a loan is foreclosed, the Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. As a result, the Fund may be exposed to losses resulting from default and foreclosure. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying assets will further reduce the proceeds and thus increase the loss. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the loan. In the event of a reorganization or liquidation proceeding relating to the borrower, the Fund may lose all or part of the amounts advanced to the borrower. There is no assurance that the protection of the Fund’s interests is adequate, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, there is no assurance that claims will not be asserted that might interfere with enforcement of the Fund’s rights.

There are no restrictions on the credit quality of the Fund’s loans. Loans may be deemed to have substantial vulnerability to default in payment of interest and/or principal. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced on loans in which the Fund has invested. Certain of the loans in which the Fund may invest have large uncertainties or major risk exposures to adverse conditions, and may be considered to be predominantly speculative. Generally, such loans offer a higher return potential than better quality loans, but involve greater volatility of price and greater risk of loss of income and principal. The market values of certain of these loans also tend to be more sensitive to changes in economic conditions than better quality loans.

Loans to issuers operating in workout modes or under Chapter 11 of the U.S. Bankruptcy Code or the equivalent laws of member states of the European Union (“EU”) are, in certain circumstances, subject to certain potential liabilities that may exceed the amount of the loan. For example, under certain circumstances, lenders who have inappropriately exercised control of the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions.

Various state licensing requirements could apply to the Fund with respect to investments in, or the origination and servicing of, loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund, Adviser or Sub-Advisers operate or have offices. In states in which it is licensed, the Fund, Adviser or Sub-Advisers will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws,

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which could impose restrictions on the Fund’s or Adviser’s ability to take certain actions to protect the value of its investments in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s, Adviser’s or Sub-Advisers’ license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which the Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its investments.

Loans Risk. The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund invests in may be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in the prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Although certain loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. In the event of a decline in the value of the already pledged collateral, if the terms of a loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loans. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Those loans that are under-collateralized involve a greater risk of loss.

Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the “Securities Act”) or registered under the Exchange Act. No active trading market may exist for some loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of loans, the Fund’s yield may be lower.

Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of loans.

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If legislation of state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the loan may be adversely affected.

The Fund may acquire loans through assignments or participations. The Fund will typically acquire loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser and Sub-Advisers have adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a loan through a participation.

In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower or the quality of the loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the loan than the Fund expected when initially purchasing the participation.

The Fund also may originate loans or acquire loans by participating in the initial issuance of the loan as part of a syndicate of banks and financial institutions, or receive its interest in a loan directly from the borrower.

Senior Secured Loans and Senior Secured Bonds Risk. There is a risk that any collateral pledged by portfolio companies in which the Fund has taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Such risks have become more pronounced due to interest rate and market volatility. To the extent the Fund’s debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien debt is paid. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same

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unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the debt’s terms, or at all, or that the Fund will be able to collect on the debt should it be forced to enforce its remedies.

Junior and Subordinated Debt Risk. The Fund may invest in loans or debt instruments that are subordinated or otherwise junior in an issuer’s capital structure. Investments in subordinate debt securities may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured and/or subject the Fund to a “first loss” subordinate holder position relative to other lenders. The ability of the Fund to influence a company’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under terms of subordinated intercreditor agreements, senior creditors will typically be able to block the acceleration of the mezzanine debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. Further, the ability of a borrower to make payments on the loan underlying these securities is dependent primarily upon the successful operation of the property rather than upon the existence of independent income or assets of the borrower. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit and any classes of securities junior to those in which the Fund invests, it will not be able to recover all of its investment in the securities purchased. Investments in subordinate securities have a higher risk of loss and credit default than investments in more senior securities and subordinated tranches absorb losses from default before other more senior tranches are put at risk. Mezzanine debt securities (as well as other more senior securities) are also subject to other creditor risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance” under relevant creditors’ rights laws, (ii) so-called lender liability claims by the issuer of the obligations, and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. The securities the Fund invests in may be subject to early redemption features, refinancing options, pre-payment options, or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected, resulting in a lower return to the Fund than estimated. In addition, depending on fluctuations of the equity markets and other factors, warrants and other equity securities may become worthless.

The Fund may invest in subordinated debt or “mezzanine” debt investments, and such investments and the Fund’s remedies with respect thereto, including the ability to foreclose on any collateral securing such investments, will be subject to the rights of holders of more senior tranches in an issuer’s capital structure and, to the extent applicable, contractual inter-creditor, co-lender and participation agreement provisions.

Investments in subordinated debt involve greater credit risk of default and loss than the more senior classes or tranches of debt in an issuer’s capital structure. Subordinated tranches of debt instruments (including mortgage-backed securities) absorb losses from default before other more senior tranches of such instruments, which creates a risk particularly if such instruments (or securities) have been issued with little or no credit enhancement or equity. To the extent the Fund invests in subordinate debt instruments (including mortgage-backed securities), the Fund would likely receive payments or interest distributions after, and must bear the effects of losses or defaults on, the senior debt (including underlying mortgage loans, senior mezzanine debt or senior commercial mortgage-backed securities (“CMBS”) bonds) before, the holders of other more senior tranches of debt instruments with respect to such issuer. The Fund’s investments will be affected, where applicable, by (i) the relative payment priorities of the respective classes of instruments or securities issued by portfolio companies (or affiliates thereof), (ii) the order in which the principal balances of such respective classes with balances will be reduced in connection with losses and default-related shortfalls, and (iii) the characteristics and quality of the underlying loans in the Fund.

Adjustments to Terms of Investments Risk. The terms and conditions of the loan agreements and related assignments may be amended, modified or waived only by the agreement of the lenders. Generally, any such agreement must include a majority or a supermajority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment

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obligation arising from loan agreements could be modified, amended or waived in a manner contrary to the preferences of the Fund, if a sufficient number of the other lenders concurred with such modification, amendment or waiver. There can be no assurance that any obligations arising from a loan agreement will maintain the terms and conditions to which the Fund originally agreed. Because the Fund may invest through participation interests and derivative securities, the Fund may not be entitled to vote on any such adjustment of terms of such agreements.

The exercise of remedies may also be subject to the vote of a specified percentage of the lenders thereunder. The Adviser and Sub-Advisers will have the authority to cause the Fund to consent to certain amendments, waivers or modifications to the investments requested by obligors or the lead agents for loan syndication agreements. The Adviser and Sub-Advisers may, in accordance with their investment management standards, cause the Fund to extend or defer the maturity, adjust the outstanding balance of any investment, reduce or forgive interest or fees, release material collateral or guarantees, or otherwise amend, modify or waive the terms of any related loan agreement, including the payment terms thereunder. The Adviser and Sub-Advisers will make such determinations in accordance with its investment management standards. Any amendment, waiver or modification of an investment could adversely impact the Fund’s investment returns.

Real Estate-Related Investments. All real estate-related investments are subject to some degree of risk. The loans in which the Fund and/or the Subsidiaries intend to invest are secured by various types of properties (income-producing and otherwise), and there are certain risks that are generally applicable to loans secured by all of those property types. The repayment of a real estate loan is typically dependent upon the ability of the applicable property to produce cash flow if tenanted or will be dependent on prevailing real estate values in specific markets if expected to be sold vacant. The liquidation value of a cash-flowing property is determined, in substantial part, by the amount of the property’s cash flow (or its potential to generate cash flow). However, net operating income and cash flow can be volatile and may be insufficient to cover debt service on the loan at any given time.

With residential real estate, there is a risk of house price depreciation, which could affect the borrower’s ability to repay a loan.

The risks associated with real estate investment and real estate finance include, but are not limited to: (a) declines in the value of real estate, in re-letting success, rental levels or occupancy/vacancy rates; (b) risks related to the financial stability of any tenants with respect to an investment; (c) risks related to general and local economic conditions; (d) dependency on management skills of the borrower or third-party property management firm; (e) risk depending on the timing of cash flows from the underlying mortgage properties; (f) possible lack of available mortgage funds to refinance the mortgage loans at maturity; (g) overbuilding; (h) increases in property taxes and operating expenses, including energy costs; (i) changes in zoning laws and other governmental rules, regulation and fiscal policies; compliance with existing legal and regulatory requirements, including environmental controls and regulations; (j) ability of a property owner to pay leasing commissions, provide adequate maintenance and insurance, pay tenant improvement costs and make other tenant concessions; (k) expenses incurred in the clean-up of environmental problems; (l) costs and delays involved in enforcing rights of a property owner against tenants that default under the terms of leases or seek protection of bankruptcy laws; (m) casualty or condemnation losses, including where liability and casualty insurance does not provide full protection; (n) changes in interest rates and the availability of credit to refinance such loans at or prior to maturity; (o) risks related to disputes over the interpretation or enforceability of loan documents adding to costs and delays as well as claims by third parties (either public or private), including legal action arising out of investments, including for third party losses; (p) market liquidity risks, including refinancing risk at maturity, or legal or other restrictions on transfer; (q) risks and costs associated with workout negotiations with respect to non-performing investments; (r) terrorist threats and attacks; (s) social unrest and civil disturbances; and (t) weather and other acts of God.

It is expected that the properties that are the subject of the investment loans will be located in the United States. Geographic concentration may exacerbate the risks described herein.

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Insured Losses; Uninsurable Losses. The Adviser and/or Sub-Advisers expect to require, prior to lending on a given real estate asset, that the owner or property manager of the real estate that will be collateral for an investment obtain suitable comprehensive liability, fire and extended coverage insurance for the property of the types and in the amounts customarily obtained for similar properties. Some losses (e.g., terrorism or acts of God), however, may be either uninsurable or not economically insurable. Should an uninsured or underinsured loss occur, the Fund or the Subsidiaries, as applicable, could suffer losses, including loss of interest income and repayment of principal.

Recourse on the Investment Loans is Limited to the Mortgaged Properties and Other Collateral Securing the investment loans. The investment loans are not anticipated to be insured or guaranteed by any governmental agency or instrumentality or, except as provided below, any other person or entity. All of the investment loans are non-recourse to the related borrowers (which have no material assets other than the related mortgaged property) and its principals. Each investment loan is expected to have the benefit of a non-recourse carve out guaranty from a creditworthy affiliate of the borrower which covers various “bad acts” by the borrower and its affiliates, including generally, fraud, misappropriation of funds, transfer violations and bankruptcy filings by the borrower. In addition, each investment loan is expected to have the benefit of an environmental indemnity from the borrower and a creditworthy affiliate of the borrower which covers violations of environmental laws and other related environmental liabilities. There may be other guarantees, including completion guarantees, in connection with investment loans depending on the type of loan that is being made, but there can be no assurance that any such guarantees will cover all potential liabilities and whether the guarantors will be creditworthy at the time the guaranty is enforced.

Investors should assume that recourse in the case of a default on investment loan will be limited to the related mortgaged property or mortgaged properties and any other assets, if any, that were pledged to secure repayment of such investment loan.

Collateral Risk. Although obtaining collateral from counterparties and any collateral management system implemented is intended to help mitigate the Fund’s and the Subsidiaries potential exposure to a default by or the insolvency of a counterparty, such risks cannot be completely removed. The collateral provided may not be sufficient to meet the counterparty’s obligations for a number of reasons. In addition, the value of the underlying real estate provided as collateral will not have a live quoted price.

There is no guarantee that the collateral will be correctly and accurately valued. To the extent that the collateral is not correctly valued, the Fund may suffer a loss. Even if the collateral is correctly valued, the collateral may decrease in value between the time of default or insolvency of the counterparty and the time at which title to the collateral is obtained. The risk of a decrease in the value of collateral may be greater for illiquid assets (specifically real estate), due to the length of time it may take to obtain title to such assets, and such assets may comprise all or a significant portion of the collateral provided.

Collateral Operational Risk. While the collateral management process will be monitored by the Sub-Adviser, to the extent that the management process is not correctly adhered to and implemented the Fund may suffer a loss in the event of default or insolvency of the counterparty.

Collateral Arrangements Generally. The Fund and/or the Subsidiaries may be required to implement certain collateral arrangements, including in accordance with applicable laws and regulations to which either the Fund, the Subsidiaries or counterparties with whom the Fund and/or the Subsidiaries trade may be subject.

The Fund and/or the Subsidiaries may also be required to post collateral for the benefit of counterparties. In such circumstances, less of the Fund’s and/or the Subsidiaries portfolios will be available for the investment objective of the Fund than may have otherwise been the case. As such, the overall return to the Fund may be reduced by the collateral arrangements. The Sub-Adviser does not believe the Fund or the Subsidiaries are required to post any collateral under the current regulatory circumstances.

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A collateral management agent may be appointed to assist with the management of collateral and in the case of such appointments the fees of such agent would be payable out of the assets of the Fund or the relevant Subsidiary or as otherwise agreed.

Risks Particular to Office Properties. Certain of the mortgaged properties securing the investment loans may be mixed use properties with an office component.

A large number of factors may adversely affect the value of office properties, including (i) the quality of an office building’s tenants; (ii) an economic decline in the business operated by the tenants; (iii) the physical attributes of the building in relation to competing buildings (e.g., age, condition, design, appearance, location, access to transportation and ability to offer certain amenities, such as sophisticated building systems and/or business wiring requirements); (iv) the physical attributes of the building with respect to the technological needs of the tenants, including the adaptability of the building to changes in the technological needs of the tenants; (v) the diversity of an office building’s tenants (or reliance on a single or dominant tenant); (vi) the desirability of the area as a business location; (vii) the strength and nature of the local economy, including labour costs and quality, tax environment and quality of life for employees; and (viii) an adverse change in population, patterns of telecommuting or sharing of office space, and employment growth (all of which affect the demand for office space).

Various factors affect the viability of office properties, including location, local, regional and national economic conditions and increased competition. The success of an office property is dependent to a certain extent on the quality of the location of the property, which affects the accessibility of the property to potential customers and population centers. In addition, adverse developments in the local, regional and national economies can affect the ability of a landlord to incur the cost of providing services at an office property, and the ability of a landlord to provide services to an office property can have a significant effect on the success of the property. Increased competition in the market of an office property through the addition of competing properties nearby or otherwise can adversely impact the success of an office property, even if (and possibly because) the local, regional and national economies are doing well. Further, technological developments can affect the viability of office properties by rendering facilities obsolete or by reducing the size of the workforce necessary to perform office tasks, thus reducing demand for office space.

Risks Particular to Retail Properties. Certain of the mortgaged properties securing the investment loans may be mixed use properties with a retail component.

Various factors affect viability of retail properties, including location, local, regional and national economic conditions and increased competition. The success of a retail property is dependent to a certain extent on the quality of the location of the property, including the accessibility of the property to potential customers and the volume of consumer traffic at the property. In addition, adverse developments in the local, regional and national economies affect consumer spending and can have a significant effect on the success of a retail property. Further, increased competition in the market of a retail property through the addition of competing properties nearby can adversely impact the success of a retail operation, even if the local, regional and national economies are doing well.

Certain tenants at the mortgaged property may be paying rent but are not yet in occupancy or have signed leases but have not yet started paying rent and/or are not yet in occupancy. There can be no assurance that the rate of occupancy at the stores will remain at the current levels or that the net operating income contributed by the mortgaged property will remain at its current or past levels.

Borrowers and property managers of mortgaged properties may currently own, and in the future property managers of mortgaged properties and affiliates of borrowers may develop or acquire, additional properties and lease space in other properties in the same market areas where a mortgaged property is located. The property managers at a mortgaged property also may manage competing properties. None of the property managers or any

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other party has any duty to favour the leasing of space in the mortgaged property over the leasing of space in other properties, one or more of which may be adjacent to, or near the mortgaged property.

Retail properties also face competition from sources outside a given real estate market. Factory outlet centres, discount shopping centres and clubs, video shopping networks, catalogue retailers, home shopping networks, direct mail, Internet selling and telemarketing all compete with more traditional retail properties for consumer dollars. Continued growth of these and other alternative retail outlets could adversely affect the rents collectible at the mortgaged property secured by retail properties. Increased competition could adversely affect income from and market value of such mortgaged property.

Risks Related to Ground Leases. Leasehold interests are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the related borrower’s leasehold were to be terminated upon a lease default, the Fund and/or the Subsidiary would lose its security in the leasehold interest.

The Borrowers’ Forms of Entity May Cause Special Risks. Special purpose entities (“SPEs”) are generally used in commercial loan transactions to address certain requirements of institutional lenders. In order to reduce the possibility that an SPE will be the subject of bankruptcy proceedings, an SPE’s organisational documents and/or the applicable loan documentation include certain SPE covenants that are intended to limit the entity’s exposure to claims of outside creditors other than those contemplated by the loan transaction. The loan documentation and governing organisational documents generally require that each of the borrowers maintain themselves as single purpose entities limited in their activities to the ownership or leasing of only the related mortgaged property or mortgaged properties and limited in their ability to incur additional indebtedness or liability for the obligations of other entities. Each borrower is required to observe additional covenants and conditions that are typically required in order for them to be viewed under rating agency criteria as “special purpose entities”. The requirements generally include the appointment of one or more independent directors, managers or other similar persons whose vote is required before the applicable borrower files a voluntary bankruptcy or insolvency petition or otherwise institutes insolvency proceedings, and may only be replaced by certain other independent successors. Single purpose and special purpose covenants and conditions are intended to lessen the possibility that a borrower’s financial condition would be adversely impacted by factors unrelated to the mortgaged properties and the investment loan. However, certain borrowers have owned or leased other properties or assets that could expose them to additional risk and otherwise may not comply with such covenants. Also, although a borrower may currently be a single purpose entity, in certain cases the borrowers were not originally formed as single purpose entities, but at origination of the related investment loan their organisational documents were amended. Any such borrower may have previously owned property other than the related mortgaged property and may not have observed all covenants that typically are required to consider a borrower a “single purpose entity.” Furthermore, the bankruptcy of a borrower or a general partner or managing member of a borrower may impair the ability of the Fund to enforce its rights and remedies under the related mortgage. No assurance can be given that the borrowers have complied or will comply with these special purpose requirements, and even if all or most of such restrictions have been and will be complied with by the borrowers, there can be no assurance that the borrowers will not become subject to voluntary or involuntary bankruptcy proceedings, whether on the basis of circumstances related to the mortgaged properties and the investment loan or otherwise.

The terms of the borrowers’ organisational documents and the terms of the loan documentation limit the borrowers’ activities to the ownership of only the related mortgaged property or mortgaged properties or equity interests, as applicable, and performance of their obligations under the loan documentation and limit the borrowers’ ability to incur additional indebtedness other than certain trade debt, equipment financing and other unsecured debt relating to its operations. Such provisions are designed to mitigate the possibility that a borrower’s financial condition would be adversely impacted by factors unrelated to the mortgaged property and the investment loan. However, there can be no assurance that the borrowers will comply with such requirements. Any borrower, even an entity structured as a special purpose entity, as an owner of real estate, will be subject to certain potential liabilities and risks. No assurance can be given that any borrower will not become subject to a voluntary or involuntary bankruptcy proceeding, or that a bankruptcy proceeding involving any borrower or any of its affiliates will not have an adverse effect on the performance or NAV of the Shares.

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Bankruptcy Considerations. Numerous statutory provisions, including federal bankruptcy law and state laws affording relief to debtors could interfere with and delay the ability of the Servicer to obtain payments on the related investment loan, to realise on the mortgaged properties and/or enforce a deficiency judgment against the borrower.

Although the organisational documents of each of the borrowers will contain provisions designed to mitigate the risk of a bankruptcy filing by such party, risks associated with a borrower’s or its affiliate’s bankruptcy cannot be eliminated.

Although the requirement of having independent directors, managers or trustees is designed to mitigate the risk of a voluntary bankruptcy filing by solvent borrowers, the independent directors, managers or trustees may determine that a bankruptcy filing is an appropriate course of action to be taken by such borrowers. Such determination might take into account the interests and financial condition of such borrowers’ parent entities, the sponsors or the sponsors’ affiliates in addition to the interests and financial condition of the borrowers, such that the financial distress of the sponsors or another affiliate of a borrower might increase the likelihood of a bankruptcy filing by a borrower. There can be no assurance that a borrower will not file for bankruptcy protection, that creditors of a borrower will not initiate a bankruptcy or similar proceeding against such borrower or that, if initiated, a bankruptcy case of the borrower would be dismissed.

Risks Relating to Assumption of the Investment Loans. Pursuant to each loan agreement, the borrowers may have the right, subject to the satisfaction of certain conditions, to transfer any or all of the mortgaged property securing the related investment loan to a qualified transferee that would assume the obligations of the borrower under the related investment loan. The value of a mortgaged property may be strongly affected by the management skills, quality and judgment of their owner. There can be no assurance that the management skills, quality or judgment of any qualified transferee and their equity holders will be equivalent to that of the related borrower and their equity holders and that the value of the related mortgaged property will be maintained at the same level by any qualified successor borrower.

Attornment Considerations. Some of the leases relating to a mortgaged property may contain provisions that require the tenant to attorn to (that is, recognise as landlord under the lease) a successor owner of the related mortgaged property following foreclosure. Some of the leases may be either subordinate to the lien created by the related mortgage or contain a provision that requires the tenant to subordinate the lease if the mortgagee agrees to enter into a non-disturbance agreement. If a mortgage is subordinate to a lease, the Fund and/or a Subsidiary or the Servicer will not (unless it has otherwise agreed with the tenant) possess the right to dispossess the tenant upon foreclosure of the related mortgaged property, and if the lease contains provisions inconsistent with the related real estate loan documentation (e.g., provisions relating to application of insurance proceeds or condemnation awards), the provisions of the lease may take precedence over the provisions of such loan documents.

Limitations on Real Estate Lenders Imposed by State and Other Laws; Risks Associated with Foreclosure. The investment loans will be secured by the mortgages on the related borrowers’ fee or leasehold interest in the mortgaged properties.

Each investment loan, subject to certain limited exceptions set forth in the real estate loan documentation, consists of obligations of the borrowers, whose only assets are the mortgaged properties and related assets. Accordingly, in the event that funds generated by the operations of the mortgaged properties are not sufficient to pay debt service on the related investment loan or in the event that the remaining principal cannot be paid on the scheduled maturity date of the investment loan, or upon any other event of default under the real estate loan documentation, recourse is available only to the mortgaged properties and such other assets that have been pledged to secure the investment loan. The borrowers will not have, and should not be expected in the future to have, any significant assets other than the mortgaged properties. If the collateral securing an investment loan is

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insufficient to make payments on such investment loan, the timing and amount of payments on the investment loan and the NAV of the Shares will be adversely affected.

In the event of a foreclosure, or other enforcement action, any management agreement then in place is expected to be subordinated to the related investment loan and the Fund and/or the relevant Subsidiary will generally have the right to terminate the manager of the property, in some cases following the expiration of a transition period during which a replacement property manager is installed and operations of the related mortgaged property are transferred to such replacement property manager. During such transition period, if any, the manager of the related mortgaged property will be required to stay in place and manage the related mortgaged property so long as the Fund and/or the Subsidiary (or the new owner of the related mortgaged property) is reasonably pursuing a new management arrangement for the related mortgaged property and the manager is compensated for its services. There is a high risk of a disruption in operations and possible lapse in quality when the related mortgaged property experiences a change in ownership, operators, or key leadership personnel, particularly in the transition period immediately following such changes.

Foreclosure or other enforcement action in respect of any of the mortgages could be an expensive and lengthy process and could lead to an indefinite delay in recovery of amounts owed under the related investment loan. The liquidation value of the mortgaged properties may be adversely affected by risks generally incident to interests in the real property and other factors which are beyond the control of the Servicer, including the risks of decreases in prevailing real property values in the local market. Delays in the liquidation of a defaulted loan may extend the final repayment of principal of that loan. In the case of defaults, recovery of proceeds may be delayed or impaired by, among other things, adverse conditions in the local market generally or the market for the types of properties specifically. There can be no assurance that the Fund and/or a Subsidiary would recover all amounts owed under the related investment loan or upon a foreclosure and subsequent sale of the mortgaged properties.

State laws may interfere with the ability of the Servicer to accelerate an investment loan upon an event of default, and of the Servicer, on behalf of the Fund and/or a Subsidiary, to enforce the mortgages, the assignments of leases and rents and the other collateral agreements. Such laws also may limit any deficiency judgment following a foreclosure to the excess of the outstanding debt over the fair market value of the property foreclosed upon. Deficiency, subject to limitations, may be sought in power of sale proceedings. In addition, several jurisdictions (including the state of California) have laws that prohibit more than one “judicial action” to enforce a mortgage obligation, and some courts have construed the term “judicial action” broadly. Accordingly, the Servicer will generally be required to obtain advice of counsel prior to enforcing any of the Fund’s and/or the Subsidiary’s rights under the investment loans that include properties where the rule could be applicable. Because of various state laws governing foreclosure, judicial sale or a power of sale and because, in general, foreclosure and judicial sale actions are brought in state court and the courts of one state cannot exercise jurisdiction over property in another state, it may be necessary during an event of default to foreclose the mortgages against the related mortgaged properties in states where such “one action” rules apply (and where non judicial foreclosure is permitted) before foreclosing on properties located in states where judicial foreclosure is the only permitted method of foreclosure. In addition, certain state laws may limit the recovery from a particular property located within that state, after the foreclosure of one or more other properties, to the difference between the amount of the outstanding indebtedness and the “value” of the property or properties previously foreclosed, as opposed to the actual amounts recovered in such foreclosure or foreclosures. Foreclosure or other enforcement actions of the mortgages would be an expensive and lengthy process and could lead to an indefinite delay in recovery of amounts owed under the investment loans. Such delays are likely to be increased with respect to certain of the investment loans due to the fact that (i) the mortgaged properties are located in several states jurisdictions and (ii) a separate foreclosure action or other enforcement action will need to be brought within each state. Separate actions may also be required within a particular state because certain mortgaged properties are located in different counties within that state. The liquidation value of the mortgaged properties may be adversely affected by the federal income tax requirements for qualification as “foreclosure property” and by risks generally incident to interests in real property. There can be no assurance that the Servicer would recover all

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amounts owed under the investment loans upon a foreclosure or other enforcement action and subsequent sale of the related mortgaged properties.

Prepayments. Generally, prepayments on the investment loans will be influenced by the prepayment provisions of the related mortgage notes and may also be affected by a variety of economic, geographic and other factors, including the difference between the rates of interest on the investment loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing. In general, if prevailing spreads to common indices fall significantly below the spreads on the investment loans, the rate of prepayment on the investment loans would be expected to increase. A declining trend in fixed interest rates offered for new mortgages could also lead borrowers to refinance their floating rate investment loans to lock in relatively low fixed rates. Rising rates on floating rate mortgage loans could lead to high levels of prepayments and defaults.

In certain instances, the investment loans require the payment of prepayment premiums or other prepayment charges (“Prepayment Charges”) upon a principal prepayment. The obligation to pay a Prepayment Charge in connection with any prepayment of an investment loan could act as a deterrent to a borrower’s desire or ability to so prepay or repay its investment loan. In certain states, there are or may be specific limitations upon the late charges which the Fund and/or a Subsidiary may collect from a borrower for delinquent payments. Certain states also limit the amounts that the Fund and/or a Subsidiary may collect from a borrower as an additional charge if the loan is prepaid. The enforceability, under the laws of a number of states of provisions providing for Prepayment Charges upon, or prohibition of, an involuntary prepayment is unclear, and no assurance can be given that, at the time a prepayment charge is required to be made on the investment loan in connection with an involuntary prepayment, the obligation to make such payment, or the provisions of any such prohibition, will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to investment loans having higher interest rates, may increase the likelihood of refinancing or other early retirements of the investment loan.

None of the Fund, the Subsidiaries or the Sub-Adviser are aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans. However, the rate at which voluntary prepayments occur on a mortgage loan will be affected by a variety of factors, including:

(a)	the terms of the mortgage loan;

(b)	the length of any prepayment lockout period;

(c)	the level of prevailing interest rates;

(d)	the availability of mortgage credit;

(e)	any applicable Prepayment Charges and the extent to which the mortgage loan terms may be practically enforced;

(f)	the related lender’s ability to enforce those charges or premiums;

(g)	the failure to meet certain requirements for the release of escrows;

(h)	the occurrence of casualties or natural disasters; and

(i)	economic, demographic, tax, legal or other factors.

Provisions requiring yield maintenance premiums may not be enforceable in some states and under federal bankruptcy law. Those provisions also may be interpreted as constituting the collection of interest for usury purposes. Accordingly, there can be no assurance that the obligation to pay a Prepayment Charge will be enforceable. Also, there can be no assurance that foreclosure proceeds will be sufficient to pay an enforceable Prepayment Charge.

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The NAV of the Shares could also be adversely affected if investment loans with higher spreads to floating interest rates pay faster than investment loans with lower spreads to floating interests rates.

Delays in liquidations of defaulted investment loans, and modifications, and the exercise of options to extend the maturity of the investment loans will extend the timing of receipt of principal of the investment loans. Because certain of the investment loans are expected to have balloon payments and because the ability of the related borrower to pay the entire principal balance of such an investment loan at maturity typically will depend upon its ability either to refinance the investment loan or to sell the related mortgaged property, there is a risk that such investment loan will default at maturity, and that, following such a default, the Servicer may extend the maturity of one or more investment loans in connection with an investment loan workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the mortgaged property is located. None of the Servicer or the Fund and/or a Subsidiary or any other person will have any obligation to advance balloon payments on investment loans.

Certain of the investment loans may provide that the related borrower may extend its initial schedule maturity date if certain conditions set forth in the applicable loan documentation are met. Such conditions generally require that no event of default exist under the investment loan and that the related borrower give written notice of its intention to extend the scheduled maturity date. In addition, in all such cases where the related investment loan is a floating rate loan (unless the interest rate swap was initially purchased for the entire term of the loan assuming the exercise of the applicable extension options), the related borrower must also cause its interest rate swap to be extended to (or obtain a new interest rate swap expires no earlier than) the extended scheduled maturity date.

Other Risks Associated with Investment Loans. Other risks associated with investment in investment loans include, without limitation:

(A)	redevelopment and renovation of mortgaged properties may negatively affect net operating income and payment of an investment loan;

(B)

cash receipts from mortgaged properties that are not required to be deposited directly into lockbox accounts could be diverted by property managers or borrowers or such funds could become subject to a bankruptcy of such property managers;

(C)	environmental issues may adversely affect investment in the Shares;

(D)	a borrower’s obligation to make a balloon payment could increase the risks of a default at maturity;

(E)	other additional indebtedness payable from cashflow from the mortgaged properties may increase risks relating to investment in the Shares;

(F)	zoning compliance issues could adversely affect the mortgaged properties;

(G)	appraisals and inspections are not guarantees of the value or condition of the mortgaged properties;

(H)	debt acceleration clauses, permitting the Fund and/or a Subsidiary to accelerate the debt upon a default of the borrower, may be subject to limitations on enforceability;

(I)	terrorist attacks and US military action could adversely affect a mortgaged property’s revenues;

(J)	yield maintenance charges, prepayment premiums or spread maintenance payments may not be enforceable in certain states or under federal bankruptcy law;

(K)	the investment loan sellers are subject to bankruptcy or insolvency laws that may affect the Fund’s and/or a Subsidiary’s ownership of the investment loans; and

(L)	litigation against borrowers may adversely affect property performance.

Due Diligence Risk. Before the Fund or a Subsidiary makes an investment, the Adviser and/or the relevant Sub-Adviser will arrange for such due diligence to be conducted that it deems reasonable and appropriate based

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on the facts and circumstances applicable to each investment. The objective of the due diligence process will be to identify attractive investment opportunities based on the facts and circumstances surrounding an investment. There can be no assurance that the due diligence process carried out with respect to any investment opportunity will reveal or highlight all relevant facts that may be necessary or helpful in evaluating such investment opportunity or that such investigation will result in an investment being successful.

Issues Around Security Arrangements. The security arrangements under a loan in which the Fund and/or an Subsidiary has invested may not have been properly created or perfected, or may be subject to other legal or regulatory restrictions. While the Fund and the Subsidiaries will invest in secured loans, the security arrangements in relation to such loans will be subject to such security having been correctly created and perfected and any applicable legal or regulatory requirements which may restrict the giving of security by a borrower under a loan, such as, for example, thin capitalisation, over-indebtedness, financial assistance and corporate benefit requirements. If the loans in which the Fund and/or the Subsidiaries invest do not benefit from the expected security arrangements this may affect the value of the investments.

Fraud. In purchasing loans and debt securities there is the possibility of material misrepresentation or omission on the part of the borrower. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying a debt security or may adversely affect the likelihood that a lien on such collateral has been properly created and perfected. Unless it has actual knowledge of such fraud or misrepresentation, the Adviser and/or Sub-Advisers rely upon the accuracy and completeness of representations made by borrowers but cannot guarantee such accuracy or completeness. Under certain circumstances, payments to the Fund and/or the Subsidiaries may be reclaimed if any such payment or distribution is later determined to have been made with an intent to defraud creditors, a fraudulent conveyance or a preferential payment.

Certain Collateral Arrangements Could Be Challenged as Fraudulent Transfers. Although no investment loan is expected to be cross-collateralized with any other investment loans, one or more investment loans may be secured by multiple properties with multiple borrowers. Cross-collateralization arrangements involving more than one borrower could be challenged as fraudulent conveyances by creditors of the related borrower in an action brought outside a bankruptcy case or, if the borrower were to become a debtor in a bankruptcy case, by the borrower’s representative.

A lien granted by a borrower could be avoided if a court were to determine that:

(a)

the borrower was insolvent when it granted the lien, was rendered insolvent by the granting of the lien, was left with inadequate capital when it allowed its mortgaged property or properties to be encumbered by a lien securing the entire indebtedness, or was not able to pay its debts as they matured when it granted the lien; and

(b)	the borrower did not receive fair consideration or reasonably equivalent value when it allowed its mortgaged property or properties to be encumbered by a lien securing the entire indebtedness.

Among other things, a legal challenge to the granting of the liens may focus on the benefits realised by that borrower from the respective investment loan proceeds, as well as the overall cross-collateralization. If a court were to conclude that the granting of the liens was an avoidable fraudulent conveyance, that court could:

(a)	subordinate all or part of the pertinent mortgage loan to existing or future indebtedness of that borrower;

(b)	recover prior payments made under that investment loan; or

(c)	take other actions detrimental to the Fund, including, under certain circumstances, invalidating the investment loan.

In addition, when multiple real properties secure a mortgage loan, the amount of the mortgage encumbering any particular one of those properties may be less than the full amount of the related aggregate mortgage loan

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indebtedness, to minimise recording tax. This mortgage amount is generally established at 100% to 150% of the appraised value or allocated loan amount for the mortgaged property and will limit the extent to which proceeds from the property will be available to offset declines in value of the other properties securing the same mortgage loan.

Lender Licensing. Neither the Fund nor the Subsidiaries intend to become a licensed lender in any of the jurisdictions in which they make loans. To the extent that it is determined that the Fund or any subsidiary is required to become licensed as a lender in any such jurisdiction, the Fund or such subsidiary may be subject to certain penalties which could adversely affect the vehicle.

End Borrower Risk. A borrower’s liquidity profile and ability to complete a project with the required equity may also impact loan payments and the eventual outcome of a loan.

Originator Risk. Whole loans are purchased from originators who may be serving in an asset management function with the borrowers. Originators either self-service loans or use a third party servicer approved by the Adviser and/or Sub-Advisers. The financial health of an originator/servicer could deteriorate, requiring a servicing transfer or the Adviser and/or Sub-Advisers to become more directly involved with end borrowers, which may create a disruption.

Variable Rate Loans. The Fund and/or the Subsidiaries may acquire debt investments that provide for adjustments in the interest rate associated with such debt investment at various monthly, annual or other intervals. With respect to debt that is based on variable interest rates, the Fund and the Subsidiaries are subject to the risk that such interest rates may decline which would reduce the amounts payable to the Fund and/or the applicable Subsidiary with respect to such variable rate loans and in turn reduce the amounts available for repayment to the Fund and/or the Subsidiaries under the investments.

Secondary Market Sales. In the event of substantial redemptions from the Fund, the Adviser and/or Sub-Advisers may be forced to sell the remaining assets of the Fund and/or the Subsidiaries on the secondary market and the relevant Subsidiary may be forced to accept a discount from a purchaser willing to provide immediate liquidity and relieve the Subsidiary from holding the assets being sold to maturity. This may result in assets being sold at “fire-sale” prices and material losses to the Shareholders. Furthermore, any such sale may require the consent of the applicable borrower, which may delay such sale and the return of proceeds to the Shareholders. Alternatively, in order to avoid selling assets at “fire-sale prices” and incurring material losses, the liquidation of the remaining assets of the Fund and/or the Subsidiaries may take a significant amount of time.

Negotiation of Loan Purchase Agreements. The nature of the loan documentation entered into by the Fund and/or the Subsidiaries may involve a high degree of complexity and negotiation, including in relation to negotiation of secondary market purchase or sales. There can be no assurance that the Fund and/or the Subsidiaries will be able to set the terms of the loan purchase documentation it enters into.

Lack of Diversification. The Fund and the Subsidiaries are expected to invest in a limited number of debt investments and may, during a ramp up period, invest substantially all of their respective assets into a single debt investment and/or lend substantially all of their respective assets to a single borrower. As a result, the Fund and the Subsidiaries may not hold a diversified portfolio of debt investments. Since the Fund’s and the Subsidiaries’ capital may be concentrated into a few, or even a single, debt investment(s), adverse events or conditions affecting the borrower(s), the underlying collateral or the particular market may have a more pronounced negative effect on the financial performance and operations of the Fund and the Subsidiaries than if the Fund and the Subsidiaries had made more debt investments and held a more diversified portfolio of loans. For example, if the Fund and Subsidiaries only make a single debt investment and the borrower defaults, then the returns to the Fund and the Subsidiaries will be limited to the net amount (i.e., less costs and expenses related thereto) that is able to be recovered through a workout, restructure, foreclosure, deed-in-lieu or other similar process, which net amount may be less than the aggregate principal amount of the loan.

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Credit Risk and Synthetic Structures. The return on, and ultimate repayment of, each investment will be conditional upon, inter alia, (i) the performance of the individual financial assets which comprise the portfolios in which a synthetic risk transfer (“SRT”) represents an undivided interest in (each asset, a “Reference Obligation” and, each such portfolio, a “Reference Portfolio”), which may have been originated, underwritten and/or serviced by the sponsoring financial institution, and the Fund may have no control over those operational factors and, generally, limited rights to manage or enforce any Reference Obligation; (ii) the risk characteristics of the Reference Portfolio, with respect to such factors such as diversification; (iii) the structure of the investment; and (iv) in many cases, the creditworthiness of financial institutions holding Fund collateral, whether in trust or as an institutional deposit. Accordingly, the Fund will have credit exposure to all such Reference Obligations, as well as exposure to the competence and integrity of the sponsoring financial institution as well as credit risk to any banks acting as trustee or depositee, and to the structural features of the investment. Defaults, valuations and actual or potential losses in respect of any such Reference Obligations may affect the extent of any losses that, in turn, can reduce the return or cause a loss on the investment. Investments may also involve credit exposure via credit derivative transactions (as in the case of credit-linked notes or synthetic collateralized debt obligations) that may involve risks that are additional to those which would occur if the Fund had a direct holding of, or ownership interest in, such Reference Obligations. The terms of any such credit derivative transactions would likely include, in particular, credit events defined therein and a loss calculation methodology which may result in a different (and potentially greater) risk of loss and (if the measure of loss cannot initially be measured by reference to ultimate recoveries) a different (and potentially greater) measure of loss as compared to the risk of actual default and ultimate recovery applicable to an actual holding in the relevant Reference Obligations. Under such circumstances, a reduction of the outstanding principal balance of the investment may apply automatically and without any commensurate payment to the Fund. Any such occurrences may, therefore, lead to a reduction of the outstanding principal balance of the investment in question and thereby a reduction in the amount of principal and interest payable to the Fund; and the Fund will be exposed to the risk of loss upon a credit event occurring in respect of any Reference Obligation and, should the cumulative amount of such losses occurring in respect of any Reference Portfolio be sufficient, to the risk of total loss of the particular investment.

Asset Backed Securities Risk. Asset backed securities (“ABS”) and other securitizations, are generally limited recourse obligations of a special purpose vehicle issuer of such instruments (“Securitization Vehicles”) payable solely from the underlying assets (“Securitization Assets”) of the issuer or proceeds thereof. Consequently, holders of equity or other securities issued by Securitization Vehicles must rely solely on distributions on the Securitization Assets or proceeds thereof for payment in respect thereof. The Securitization Assets may include, without limitation, broadly-syndicated leveraged loans, middle-market bank loans, collateralized debt obligation debt tranches, trust preferred securities, insurance surplus notes, asset-backed securities, consumer loans, other receivables, mortgages, REITs, high-yield bonds, mezzanine debt, second-lien leverage loans, credit default swaps and emerging market debt and corporate bonds, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks.

The investment characteristics of ABS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal can generally be prepaid at any time because the underlying loans or other assets generally can be prepaid at any time.

The collateral supporting ABS is generally of shorter maturity than certain other types of loans and is less likely to experience substantial prepayments. ABS are often backed by pools of any variety of assets, including, for example, leases, mobile home loans and aircraft leases, which represent the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The market value of an ABS is affected by changes in the market’s perception of the asset backing the ABS and the creditworthiness of the servicer for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.

The value of ABS, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. The price paid by the Fund for such securities, the yield the Fund expects

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to receive from such securities and the average life of such securities are based on a number of unpredictable factors, including the anticipated rate of prepayment of the underlying assets, and are therefore subject to the risk that the asset-backed security will lose value. ABS are also subject to the general risks associated with investing in physical assets such as real estate; that is, they could lose value if the value of the underlying asset declines.

Holders of ABS bear various other risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks.

Credit risk arises from (i) losses due to defaults by obligors under the underlying collateral and (ii) the issuing vehicle’s or servicer’s failure to perform their respective obligations under the transaction documents governing the ABS. These two risks can be related, as, for example, in the case of a servicer that does not provide adequate credit-review scrutiny to the underlying collateral, leading to a higher incidence of defaults.

Market risk arises from the cash flow characteristics of the ABS, which for most ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of wind-down or acceleration features designed to protect the investor in the event that credit losses in the portfolio rise well above expected levels.

Interest rate risk arises for the issuer from (x) the pricing terms on the underlying collateral, (y) the terms of the interest rate paid to holders of the ABS and (z) the need to mark to market the excess servicing or spread account proceeds carried on the issuing vehicle’s balance sheet. For the holder of the security, interest rate risk depends on the expected life of the ABS, which can depend on prepayments on the underlying assets or the occurrence of wind-down or termination events. If the servicer becomes subject to financial difficulty or otherwise ceases to be able to carry out its functions, it could be difficult to find other acceptable substitute servicers and cash flow disruptions or losses can occur, particularly with underlying collateral comprised of non-standard receivables or receivables originated by private retailers who collect many of the payments at their stores.

Structural and legal risks include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), a court having jurisdiction over the proceeding could determine that, because of the degree to which cash flows on the assets of the issuing vehicle potentially have been commingled with cash flows on the originator’s other assets (or similar reasons), (a) the assets of the issuing vehicle could be treated as never having been truly sold by the originator to the issuing vehicle and could be substantively consolidated with those of the originator, or (b) the transfer of such assets to the issuer could be voided as a fraudulent transfer. The time and expense related to a challenge of such a determination also could result in losses and/or delayed cash flows.

In addition, investments in subordinated ABS involve greater credit risk of default than the senior classes of the issue or series. Default risks can be further pronounced in the case of ABS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans. Certain subordinated securities in an ABS issue generally absorb all losses from default before any other class of securities in such issue is at risk, particularly if such securities have been issued with little or no credit enhancement equity. Such securities, therefore, possess some of the attributes typically associated with equity investments.

Another risk associated with ABS is that the collateral that secures an ABS, such as credit card receivables, could be unsecured. In the case of credit card receivables, debtors are additionally entitled to the protection of a number of state and federal consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. For ABS that are backed by automobile receivables, such ABS pose a risk because most issuers of such ABS permit the servicers to retain possession of the underlying obligations. Because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the ABS potentially will not have a proper security interest in all of the obligations backing such ABS. Therefore, there is a possibility that recoveries on repossessed

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collateral will not, in some cases, be available to support payments on these securities. As the foregoing shows, an underlying risk of investing in ABS is the dependence on debtors to timely pay their consumer loans.

In the case of ABS structured using Securitization Vehicles, Securitization Assets are typically actively managed by an investment manager, which may be the Adviser, Sub-Advisers or their affiliates, and as a result, the Securitization Assets will be traded, subject to rating agency and other constraints, by such investment manager. The aggregate return on these equity securities will depend in part upon the ability of each such investment manager to actively manage the related portfolio of Securitization Assets.

The Fund’s investment strategies with respect to certain types of investments may be based, in part, upon the premise that certain investments (either held directly or through an asset backed security) that are otherwise performing may from time to time be available for purchase by the Fund at “undervalued” prices. Purchasing interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. No assurance can be given that investments can be acquired at favorable prices or that the market for such interests will continue to improve since this depends, in part, upon events and factors outside the control of the Adviser and/or Sub-Advisers.

Mortgage-Backed Securities Risk. The collateral underlying mortgage-backed securities generally consists of commercial mortgages or real property that has a residential, multifamily or commercial use, such as retail space, office buildings, warehouse property and hotels, and may include assets or properties owned directly or indirectly by one or more other Man Group PLC (“Man Group”) clients. Commercial mortgage-backed securities (“CMBS”) have been issued in a variety of issuances, with varying structures including senior and subordinated classes. The commercial mortgages underlying CMBS generally have shorter maturities than residential mortgages, allow all or a substantial portion of the loan balance to be paid at maturity, commonly known as a “balloon payment,” and are usually non-recourse against the commercial borrower. Investments in CMBS are subject to various risks and uncertainties, including credit, market, interest rate, structural and legal risks. These risks may be magnified by volatility in the credit and commercial real estate markets. The investment characteristics of CMBS differ from traditional debt securities in a number of respects, and are similar to the characteristics of structured credit products in which investors participate through a trust or other similar conduit arrangement. As described more fully above, commercial mortgage loans are obligations of the borrowers thereunder and are not typically insured or guaranteed by any other person or entity. While the Fund intends to vigorously analyze and underwrite its CMBS investments from a fundamental real estate perspective, there can be no assurance that underwriting practices will yield their desired results, and there can be no assurance that the Fund will be able to effectively achieve its investment objectives or that expected returns will be achieved.

In general, if prevailing interest rates fall significantly below the interest rates on the related mortgage loans, the rate of prepayment on the underlying mortgage loans would be expected to increase. Conversely, if prevailing interest rates rise to a level significantly above the interest rates on the related mortgages, the rate of prepayment would be expected to decrease, which could reduce the returns on certain residual mortgage-backed securities in which the Fund may invest. In addition, rising rates may increase the frequency of defaults on certain floating-rate mortgage-backed securities.

Liquidity Risk. Liquidity relates to the ability of the Adviser and/or Sub-Advisers to sell an investment in a timely manner for the account of the Fund and/or the Subsidiaries. The market for relatively illiquid securities tends to be more volatile than the market for more liquid securities. Investment of the assets of the Fund and/or the Subsidiaries in relatively illiquid securities may restrict the ability of the Adviser and/or Sub-Advisers to dispose of the investments of the Fund and/or the Subsidiaries at a price and time that it wishes to do so. The Adviser and/or Sub-Advisers may not be able to promptly liquidate unfavourable positions which may subject the investments of the Fund and/or the Subsidiaries to losses. Investment in non-marketable securities carries liquidity risk. In addition, such securities are difficult to value and the issuers are not subject to the rules of a regulated market for the protection of investors.

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Inflation Risk. Inflation may adversely affect the business, results of operations and financial condition of the portfolio companies in which the Investment Funds may invest.

Inflationary pressures may increase the costs of labor, energy and raw materials, and may adversely affect consumer spending, economic growth, and the portfolio companies’ operations. If portfolio companies are unable to pass increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly as interest rates rise in response to inflation. In addition, any decreases in the portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of those investments could result in future realized or unrealized losses and therefore reduce the Fund’s NAV.

Inflation may affect the Fund’s investments adversely in a number of ways, including those noted above. During periods of rising inflation, interest and dividend rates of any instruments the Fund or entities related to portfolio investments may have issued could increase, which would tend to reduce returns to investors in the Fund. Inflationary expectations or periods of rising inflation could also be accompanied by the rising prices of commodities which may be critical to the operation of certain portfolio companies. Portfolio companies may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of such investments may decline in times of higher inflation. Some of the Fund’s investments may have income linked to inflation through contractual rights or other means. However, as inflation may affect both income and expenses, any increase in income may not be sufficient to cover increases in expenses.

Governmental efforts to curb inflation often have negative effects on the level of economic activity. In an attempt to stabilize inflation, certain countries have imposed wage and price controls at times. Past governmental efforts to curb inflation have also involved more drastic economic measures that have had a materially adverse effect on the level of economic activity in the countries where such measures were employed. There can be no assurance that continued and more wide-spread inflation in the U.S. and/or other economies will not become a serious problem in the future and have a material adverse impact on the Fund’s returns.

Changes in U.S. Trade Policy and Other Government Policies. The U.S. government has recently indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. For example, the U.S. government has imposed, and it is possible in the future will further increase, tariffs on certain foreign goods, including from China, such as steel and aluminum, and the Trump administration has imposed and indicated its intention to impose additional tariffs on imports of certain products into the United States, including from Canada and Mexico. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products.

There is uncertainty as to the actions that will be taken under the Trump administration with respect to U.S. trade policy, including with China, and while the Fund intends to comply with applicable laws, rapid changes in laws and/or uncertain interpretation and implementation thereof, could affect their capacity to comply. New trade policy could also create a legal burden for and negatively impact the Fund and its investments, including by increasing costs and necessity to exit certain investments. Further governmental actions related to the imposition of tariffs or other trade barriers or changes to international trade agreements or policies could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of companies whose businesses rely on the importing of goods into, and the exporting of goods out of, the United States.

The Trump administration has further signaled its intention to implement significant changes to the size of the federal government and to various other government policies. The potential downsizing of the federal government workforce and shutting down or defunding of certain government agencies (or offices thereof), including of federal agencies tasked with protecting investors, along with the changes in U.S. trade policy

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discussed above, could introduce market instability, reduce investor confidence, and weaken investor protection. For example, substantial reductions in government spending and personnel could negatively affect certain of the Fund’s portfolio companies that rely on or benefit from government subsidies or contracts, destabilize the U.S. government contracting market, impede portfolio companies’ ability to implement their business plans, and impede the Sponsor’s and the Partnership’s ability to achieve expected returns. Moreover, the Trump administration’s signaled changes to government policy with respect to tax, immigration, labor, infrastructure, energy, education, business regulations (including U.S. anti-corruption policies), international relations, and international economic development could create uncertainty and volatility for the Fund and its portfolio companies. In light of these developments, there can be no assurances that political and regulatory conditions will not worsen and/or adversely affect the Fund, its portfolio companies, or their respective financial performance.

Defaulted Debt Securities and Other Securities of Distressed Companies Risk. The Fund may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities.

In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any investment opportunity involving any such type, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities, the value of which may be less than the purchase price paid by the Fund for the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including, but not limited to: (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and/or (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund invests, there is a potential risk of loss by the Fund of its entire investment in such companies.

Restricted Securities and Rule 144A Securities Risk. “Restricted securities” generally are securities that may be resold to the public only pursuant to an effective registration statement under the Securities Act or an exemption from registration. Regulation S under the Securities Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the Securities Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers. Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the Securities Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops

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but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of the Fund’s illiquidity.

Where an exemption from registration under the Securities Act is unavailable, or where an institutional market is limited, the Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the Securities Act. In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Investment Fund managers believe reflects fair value.

Private Investments in Public Equity Risk. Securities issued in private investments in public equity transactions, are commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by an issuer that already has outstanding, publicly traded equity securities of the same class.

Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the issuer’s publicly traded securities. Securities acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. PIPEs may contain provisions that require the issuer to pay penalties to the holder if the securities are not registered within a specified period. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Prior to or in the absence of registration, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration under the Securities Act. There is no guarantee, however, that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt the market value of the Fund’s investments. Even if the securities acquired in PIPEs become registered, or the Fund is able to sell the securities through an exempt transaction, the Fund may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities.

Emerging Markets Investments Risk. Non-U.S. securities of issuers in so-called “emerging markets” (or lesser developed countries, including countries that may be considered “frontier” markets) are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental

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approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurances that any or all of these capital markets will continue to present viable investment opportunities for the Fund.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.

The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend

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that is paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). Lower-rated debt securities involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment.

Equity Securities Risk. Equity securities include common stocks, preferred stocks, convertible securities, limited partnership interests and warrants. This may include the equity securities of private credit sponsors. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible.

Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of Trustees to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of

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investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional Shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Securities of Other Investment Companies Risk. Under Section 12(d)(1) of the Investment Company Act, subject to the Fund’s own more restrictive limitations, if any, the Fund’s investment in securities issued by other investment companies (including business development companies (“BDCs”)), subject to certain exceptions, currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the Fund’s total assets with respect to any one investment company; and (3) 10% of the Fund’s total assets in the aggregate (such limits do not apply to investments in money market funds). Exemptions in the Investment Company Act or the rules thereunder may allow the Fund to invest in another investment company in excess of these limits. In particular, Rule 12d1-4 under the Investment Company Act allows the Fund to acquire the securities of another investment company, excess of the limitations imposed by Section 12 of the Investment Company Act, subject to certain limitations and conditions on the Fund and the Adviser, including limits on control and voting of acquired funds’ shares, evaluations and findings by the Adviser and/or Sub-Advisers and limits on most three-tier fund structures. Investments by the Fund in the Investments Funds that are private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act generally are not subject to the Section 12(d)(1) limits described above.

When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities. In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses. Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the Fund’s Prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. In addition, the shares of closed-end management companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuer’s portfolio securities. Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their NAV, which discounts have, on occasion, been substantial and lasted for sustained periods of time.

Certain money market funds that operate in accordance with Rule 2a-7 under the Investment Company Act float their NAV while others seek to reserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. Certain money market funds are subject to mandatory liquidity fees if daily net redemptions exceed 5% of their net assets and may also impose a discretionary liquidity fee of up to 2% on redemptions if that fee is determined to be in the best interests of the money market fund. Such fees, if imposed, will reduce the amount the Fund receives on redemptions.

Merger or Other Event Driven Arbitrage Strategies Risk. Companies may be involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or “special situations.” The level of analytical sophistication, both financial and legal, necessary for a successful investment in companies experiencing significant business and financial distress is unusually high. There is no assurance that the Adviser and/or Sub-Advisers will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action. There exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Acquisitions sometimes fail because the U.S. government, EU or some other governmental entity does

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not approve of aspects of a transaction due to anti-trust concerns, tax reasons, subsequent disagreements between the acquirer and target as to management transition or corporate governance matters or changing market conditions. Similarly, if an anticipated transaction does not in fact occur, or takes more time than anticipated, the Fund may be required to sell its investment at a loss. As there may be uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund may invest, there is potential risk of loss by the Fund of its entire investment in such companies. In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges. Accordingly, the Fund’s ability to respond to market movements may be impaired and consequently the Fund may experience adverse price movements upon liquidation of its investments. Settlement of transactions may be subject to delay and administrative uncertainties. An investment in securities of a company involved in bankruptcy or other reorganization and liquidation proceedings ordinarily remains unpaid unless and until such company successfully reorganizes and/or emerges from bankruptcy, and the Fund may suffer a significant or total loss on any such investment during the relevant proceedings.

Investing in securities of companies in a special situation or otherwise in distress requires active monitoring of such companies and may, at times, require active participation by the Fund (including by way of board membership or corporate governance oversight) in the management or in the bankruptcy or reorganization proceedings of such companies. Such involvement may restrict the Fund’s ability to trade in the securities of such companies. It may also prevent the Fund from focusing on matters relating to other existing investments or potential future investments of the Fund. In addition, as a result of its activities, the Fund may incur additional legal or other expenses, including, but not limited to, costs associated with conducting proxy contests, public filings, litigation expenses and indemnification payments to the investment manager or persons serving at the investment manager’s request on the boards of directors of companies in which the Fund has an interest. It should also be noted that any such board representatives have a fiduciary duty to act in the best interests of all shareholders, and not simply the Fund, and thus may be obligated at times to act in a manner that is adverse to the Fund’s interests. The occurrence of any of the above events may have a material adverse effect on the performance of the Fund.

Bankruptcy and Other Proceedings Risk. When a company seeks relief under the U.S. Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be “adequately protected” during the proceedings. If the bankruptcy court’s assessment of adequate protection is inaccurate, a creditor’s collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court. If relief from stay is not granted, the Fund may not realize a distribution on account of its secured claim until a plan of reorganization or liquidation for the debtor is confirmed. Bankruptcy proceedings can involve substantial legal, professional and administrative costs to the portfolio company and the Fund, and during the process the portfolio company’s competitive position may erode, key management personnel may depart and the company may not be able to invest adequately. Although the Adviser and/or Sub-Advisers intend to invest the Fund’s assets primarily in debt, the debt of companies in financial reorganization will, in most cases, not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental value. Such investments can result in a total loss of principal. Bankruptcy proceedings are inherently litigious, time consuming, highly complex and driven extensively by facts and circumstances, which can result in challenges in predicting outcomes. The equitable power of bankruptcy judges (as more fully described below) also can result in uncertainty as to the ultimate resolution of claims.

Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside

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because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and, because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will be more likely to experience a significant loss of its investment. There can be no assurance that the security interests securing the Fund’s claims will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against any such challenge.

Moreover, debt may be disallowed or subordinated to the claims of other creditors if the creditor is found to have engaged in certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for protection from creditors under the U.S. Bankruptcy Code. In addition, creditors’ claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of a company prior to its filing under the Bankruptcy Code. If a creditor is found to have interfered with the company’s affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. While the Adviser and/or Sub-Advisers will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted. In addition, if representation on an unsecured creditors’ committee of a company causes the Fund, the Adviser, Sub-Advisers or Man Group or its affiliates to be deemed a fiduciary for all general unsecured creditors, the securities of such company held in an account may become restricted securities, which are not freely tradable.

While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other state or U.S. federal proceedings, including pursuant to state fraudulent transfer laws. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Adviser, Sub-Advisers or the Fund will be able successfully to defend against them. To the extent that the Adviser, Sub-Advisers or the Fund assumes an active role in any legal proceeding involving the debtor, the Fund may be prevented from disposing of securities issued by such debtor due to such person’s possession of material, non-public information concerning such debtor.

In certain protective situations, companies in which the Fund has invested or to which the Fund has extended loans may file for protection under Chapter 11 of the U.S. Bankruptcy Code. These debtor-in-possession or “DIP” loans are most often revolving working-capital or term loan facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally less risky than many other types of loans as a result of their seniority in the debtor’s capital structure and because their terms have been approved by a U.S. federal bankruptcy court order, it is possible that the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay in full the DIP loan.

In addition, companies located in non-U.S. jurisdictions may be involved in restructurings, bankruptcy proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of creditors afforded in U.S. jurisdictions. To the extent such non-U.S. laws and regulations do not provide the Fund with equivalent rights and privileges necessary to promote and protect its interest in any such proceeding, the Fund’s investments in any such companies may be adversely affected. For example, bankruptcy law and process in a non-U.S. jurisdiction may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

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Cash Equivalents and Short-Term Debt Securities Risk. For temporary defensive purposes, a fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

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U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Department of Treasury (the “U.S. Treasury”) or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

•

Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

•	Repurchase agreements, which involve purchases of debt securities.

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Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser and/or Sub-Advisers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Derivatives Risk. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position.

Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference

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instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.

Derivatives involve risks different from the risks associated with investing directly in securities and other traditional investments. There are risks that apply generally to derivatives transactions, including:

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Correlation risk, which is the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

•

Counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

•	Credit risk, which is the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

•	Currency risk, which is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Illiquidity risk, which is the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that the Fund will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

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•

Index risk, which is if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Fund paid for such derivative.

•	Legal risk, which is the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

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Leverage risk, which is the risk that the Fund’s derivatives transactions can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•

Market risk, which is the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, the Fund may be required to pay substantial additional margin to maintain its position or the Fund’s returns may be adversely affected.

•	Operational risk, which is the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

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Valuation risk, which is the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.

•	Volatility risk, which is the risk that the value of derivatives will fluctuate significantly within a short time period.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

The Fund may rely on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund may rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements (e.g., capital commitments to invest equity in Investment Funds that can be drawn at the discretion of the Investment Fund’s general partner). To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund may rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

Subject to certain exceptions, the Fund is required to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions if the Fund has elected to treat them as borrowings) subject to a limit on notional derivatives exposure as a limited derivatives user or subject to a value-at-risk leverage limit and certain derivatives risk management program and testing requirements and requirements related to board reporting. These requirements may limit the ability of the Fund to invest in derivatives, short sales and similar financing transactions, limit the Fund’s ability to employ certain strategies that use these instruments and/or adversely affect the Fund’s efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

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Options. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price. As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the Fund’s options may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund will not enter into futures contracts that are prohibited under the Commodity Exchange Act, as amended (the “CEA”), and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

An open position, either a long or short position, is typically closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can

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liquidate its position, it may be forced to do so at a price that involves a large loss. Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. Settlement with physical delivery may involve additional costs. Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of its Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

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Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, it is possible that the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses. The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

Reverse Repurchase Agreements Risk. The Fund may use reverse repurchase agreements, which involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Bridge Financings. From time to time, the Fund may lend to portfolio companies on a short-term, unsecured basis or otherwise invest on an interim basis in portfolio companies in anticipation of a future issuance of equity or long-term debt securities or other refinancing or syndication. Such bridge loans would typically be convertible into a more permanent, long-term security; however, for reasons not always in the Fund’s control, such long-term securities issuance or other refinancing or syndication may not occur and such bridge loans and interim investments may remain outstanding. In such event, the interest rate on such loans or the terms of such interim investments may not adequately reflect the risk associated with the position taken by the Fund.

Interest Rate, Mortgage and Credit Swaps Risk. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed note payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

Equity Index Swaps Risk. Equity index swaps involve the exchange by the Fund or an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends. The Fund or an Investment Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.

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These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps Risk. Currency swaps may be entered for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity that involves special investment techniques and risks. Incorrect forecasts of market values and currency exchange rates can materially adversely affect the Fund’s or the Investment Fund’s performance. If there is a default by the other party to such a transaction, the Investment Fund will have contractual remedies pursuant to the agreements related to the transaction.

Swaptions Risk. Purchasing and writing (sell) options contracts on swaps, is commonly referred to as “swaptions.” A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

General Limitations on Certain Futures, Options and Swap Transactions Risk. The Adviser and/or Sub-Advisers with respect to the Fund intend to file a notice of eligibility for an exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association (the “NFA”), which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Adviser, Sub-Advisers and the Fund expect not to be subject to regulation as a commodity pool or commodity pool operator under the CEA. If the Adviser, Sub-Advisers or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

TRS Agreements Risk. A total return swap (“TRS”) is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. For example, if an Investment Fund wished to invest in a senior loan, it could instead enter into a TRS and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation. To the extent the Fund complies with the applicable requirements of Rule 18f-4 under the Investment Company Act (“Rule 18f-4”), the leverage incurred through TRS will not be considered a borrowing for purposes of the Fund’s overall leverage limitation.

A TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the loans underlying the TRS. In addition, the Fund may incur certain costs in connection with the TRS that could in the aggregate be significant. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that the Fund will not be able to meet its obligations to the counterparty.

Syndications Risk. An investment may be made with the expectation of offering a portion of its interests therein as a co-investment opportunity to third-party investors. There can be no assurance that the Fund will be successful in syndicating any such co-investment, in whole or in part, that the closing of such co-investment will be consummated in a timely manner, that any syndication will take place on terms and conditions that will be preferable for the Fund or that expenses incurred by the Fund with respect to any such syndication will not be substantial. In the event that the Fund is not successful in syndicating any such co-investment, in whole or in part, the Fund may consequently hold a greater concentration and have more exposure in the related investment

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than initially was intended, which could make the Fund more susceptible to fluctuations in value resulting from adverse economic and/or business conditions with respect thereto. Moreover, an investment by the Fund that is not syndicated to co-investors as originally anticipated could significantly reduce the Fund’s overall investment returns.

Platform Risk. Payments on whole loans or securities representing the right to receive principal and interest payments due on loans are received only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

The Fund may have limited knowledge about the underlying loans and is dependent upon the platform for information regarding underlying loans. Although the Fund conducts diligence on the platforms, the Fund generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans and other alternative lending-related securities owned by the Fund, which the Fund observes directly as payments are received. Some investors, including the Fund, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments, as described above. As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each loan and borrower.

The Fund relies on the borrower’s credit information, which is provided by the platforms. However, such information may be out of date, incomplete or inaccurate and may, therefore, not accurately reflect the borrower’s actual creditworthiness. Platforms may not have an obligation to update borrower information, and, therefore, the Fund may not be aware of any impairment in a borrower’s creditworthiness subsequent to the making of a particular loan. Although the Fund conducts diligence on the credit scoring methodology used by platforms from which the Fund purchases alternative lending-related securities, the Fund typically does not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased directly or indirectly by the Fund, and does not independently diligence or confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. As a result, the Fund may make investments based on outdated, inaccurate or incomplete information. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Fund’s performance.

In addition, the underlying loans, in some cases, may be affected by the success of the platforms through which they are facilitated. Therefore, disruptions in the businesses of such platforms may also negatively impact the value of the Fund’s investments. In addition, disruption in the business of a platform could limit or eliminate the ability of the Fund to invest in loans originated by that platform, and therefore the Fund could lose some or all of the benefit of its diligence effort with respect to that platform.

Direct or indirect investments in public or private equity securities of alternative lending platforms or enter into other financial transactions, including derivative transactions, provide exposure to such investments. The performance of equity instruments issued by a platform or derivatives thereon depends on the success of the platform’s business and operations. As described above, shares, certificates, notes or other securities represent the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans.

Platforms are for-profit businesses that, as a general matter, generate revenue by collecting fees on funded loans from borrowers and by assessing a loan servicing fee on investors, which may be a fixed annual amount or

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a percentage of the loan or amounts collected. This business could be disrupted in multiple ways; for example, a platform could file for bankruptcy or a platform might suffer reputational harm from negative publicity about the platform or alternative lending more generally and the loss of investor confidence in the event that a loan facilitated through the platform is not repaid and the investor loses money on its investment. Many platforms and/or their affiliates have incurred operating losses since their inception and may continue to incur net losses in the future, particularly as their businesses grow and they incur additional operating expenses.

Investments could be adversely impacted if a platform that services the Fund’s investments becomes unable or unwilling to fulfill its obligations to do so. In order to mitigate this risk, the Fund would seek to rely on a backup servicer provided through the platform or through an unaffiliated backup servicer. To the extent that it is not possible to collect on defaulted loans or to the extent borrowers prepay loans, a platform that services loans may no longer be able to collect a servicing fee, which would negatively impact its business operations. These or other similar negative events could adversely affect the platforms’ businesses and/or investor participation in a platform’s marketplace and, in turn, the business of the platforms, which creates a risk of loss for the Fund’s investments in securities issued by a platform or derivatives thereon.

Platforms may have a higher risk profile than companies engaged in lines of business with a longer, more established operating history and such investments should be viewed as longer-term investments. They have met with and will continue to meet with challenges, including navigating evolving regulatory and competitive environments; increasing the number of borrowers and investors utilizing their marketplace; increasing the volume of loans facilitated through their marketplace and transaction fees received for matching borrowers and investors through their marketplace; entering into new markets and introducing new loan products; continuing to revise the marketplace’s proprietary credit decisions and scoring models; continuing to develop, maintain and scale their platforms; effectively maintaining and scaling financial and risk management controls and procedures; maintaining the security of the platform and the confidentiality of the information provided and utilized across the platform; and attracting, integrating and retaining an appropriate number of qualified employees. If platforms are not successful in addressing these issues, the platforms’ businesses and their results of operations may be harmed, which may reduce the possible available investments for the Fund or negatively impact the value of the Fund’s investments in platforms or in alternative lending-related securities more generally.

Platforms may rely on debt facilities and other forms of borrowing in order to finance many of the borrower loans they facilitate. However, these financing sources may become unavailable after their current maturity dates or the terms may become less favorable to the borrowing platforms. As the volume of loans that a platform facilitates increases, the platform may need to expand its borrowing capacity on its existing debt arrangements or may need to seek new sources of capital. Platforms may also default on or breach their existing debt agreements, which could diminish or eliminate their access to funding at all or on terms acceptable to the platforms. Such events could cause the Fund to incur losses on its investments that are dependent upon the performance of the platforms.

Investments in the equity securities of platforms, including common stock, preferred stock, warrants or convertible stock, are subject to equity securities risk. Equity securities risk is the risk that the value of equity securities to which the Fund is exposed will fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate and the particular circumstances and performance of the issuers. The prices of equities are also sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase. The equity securities of smaller, less seasoned companies, such as platforms or their affiliates, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. The Fund invests in unlisted equity securities, which generally involve a higher degree of valuation and performance uncertainty and greater liquidity risk than investments in listed securities. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, preferred securities generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. For this reason,

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the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be sensitive to changes in interest rates. When interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Convertible securities are subject to the risks applicable generally to debt securities, including credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. In the event of a liquidation of the issuing company, holders of convertible securities typically would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.

Investments in shares, certificates, notes or other securities issued by a platform, its affiliates or a special purpose entity sponsored by a platform or its affiliates that represent the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans may expose the Fund to the credit risk of the issuer. Generally, such securities are unsecured obligations of the issuer; an issuer that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its obligations to the Fund, even if the payments on the underlying loan or loans continue to be made timely and in full. In addition, when the Fund owns such fractional loans or other securities, the Fund and its custodian generally does not have a contractual relationship with, or personally identifiable information regarding, individual borrowers, so the Fund will not be able to enforce underlying loans directly against borrowers and may not be able to appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans. Therefore, the Fund is more dependent on the platform for servicing than in the case in which the Fund owns whole loans. Where such interests are secured, the Fund relies on the platform to perfect the Fund’s security interest. In addition, there may be a delay between the time the Fund commits to purchase a security issued by a platform, its affiliate or a special purpose entity sponsored by the platform or its affiliate and the issuance of such security and, during such delay, the funds committed to such an investment will not earn interest on the investment nor will they be available for investment in other alternative lending-related securities, which will reduce the effective rate of return on the investment. The Fund invests primarily in whole loans, and does not expect to invest a material portion of its portfolio in such fractional loans or other securities.

Servicer Risk. Direct and indirect investments in loans originated by alternative lending platforms are typically serviced by that platform or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that the Fund’s investments could be recharacterized as a secured loan from the Fund to the platform, which could result in uncertainty, costs and delays from having the Fund’s investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by the Fund.

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MANAGEMENT OF THE FUND

Investment Management Agreement

Man Solutions serves as the investment adviser to the Fund. The Adviser is located at 1345 Avenue of the Americas, 21st Floor, New York, NY 10105 and is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Adviser provides such services to the Fund pursuant to the investment management agreement between the Adviser and the Fund (the “Investment Management Agreement”).

The Investment Management Agreement became effective as of October 1, 2025 and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval.

Pursuant to the Investment Management Agreement, the Fund pays to the Adviser a management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Adviser a monthly Investment Management Fee equal to 1.25% on an annualized basis of the average daily value of the Fund’s “Managed Assets”. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). This means that during periods in which the Fund is using leverage, the fee paid to the Adviser will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund’s Managed Assets, which include those assets purchased with leverage. The Investment Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders. “Net assets” means the total assets of the Fund minus the sum of the Fund’s accrued debts, liabilities and obligations; provided that for purposes of determining the Investment Management Fee payable to the Adviser for any month, net assets will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month. The Investment Management Fee will be accrued daily and will be due and payable monthly in arrears. The Adviser has contractually agreed to reduce its Investment Management Fee to an annual rate of 0.00% until the first anniversary of the Fund’s commencement of operations (the “Investment Management Fee Waiver Agreement”). The reduction of the Investment Management Fee under the Investment Management Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation and Reimbursement Agreement.

The Adviser has entered into the Expense Limitation and Reimbursement Agreement with the Fund, whereby the Adviser has agreed to a Waiver of the Investment Management Fee and/or to assume or reimburse expenses of the Fund, if required to ensure the Total Annual Expenses (excluding any taxes, fees and interest payments on borrowed funds, shareholder servicing and distribution fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed the Expense Limit. Because taxes, fees and interest payments on borrowed funds, shareholder servicing and distribution fees, brokerage and distribution costs and expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 0.50% for Class A Shares and Class I Shares. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed,

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provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit. The Expense Limitation and Reimbursement Agreement has an initial one-year term ending one (1) year from the date of this Prospectus. The Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter unless terminated. Neither the Fund nor the Adviser may terminate the Expense Limitation and Reimbursement Agreement during the initial term. After the initial term, either the Fund or the Adviser may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice.

Sub-Advisory Agreements

Pursuant to separate sub-advisory agreements among the Adviser and each Sub-Adviser (each, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”), each Sub-Adviser receives a sub-advisory fee based on the Fund’s assets managed by such Sub-Adviser. The Sub-Advisers’ fees are paid by the Adviser out of the Investment Management Fee it receives from the Fund.

The Sub-Advisers are delegated the management of the Fund’s portfolio. In managing the Fund, the Adviser employs a “multi-asset credit strategy” whereby the Adviser allocates capital across investment sleeves dedicated to specific credit asset classes and/or investment styles, and each of these sleeves will be managed by specialist investment team within an affiliated Sub-Adviser with expertise in implementing that specific sleeve. The allocations to these investment sleeves will be in percentages initially determined at the discretion of the Adviser. The Adviser has entered into a Sub-Advisory Agreement with MSL, a limited company organized under the laws of England and Wales, pursuant to which MSL serves as a Sub-Adviser to the Fund. Under the Sub-Advisory Agreement with MSL, MSL provides inputs and recommendations to assist the Adviser in making determinations regarding the allocations to be made to each of the investment sleeves to be managed by the Fund’s Sub-Advisers. The Adviser has entered into separate Sub-Advisory Agreements with each of Man GLG US, a Delaware limited liability company, Man GLG UK, a partnership registered under the Limited Partnership Act of 1907 of England and Wales, and Man Varagon, a Delaware limited partnership. Under these agreements, each of Man GLG US, Man GLG UK and Man Varagon will be primarily responsible for its respective investment mandate and the day-to-day management of the Fund’s assets allocated to the investment sleeves it manages by the Adviser, subject to the supervision of the Board and the Adviser. Each current Sub-Adviser is an affiliate of the Adviser. The engagement of each current Sub-Adviser has been approved by the Board and the initial shareholder of the Fund.

MSL’s principal place of business is located at Riverbank House, 2 Swan Lane, City of London, London EC4R 3AD, United Kingdom. MSL is registered as an investment adviser with the SEC under the Advisers Act. As of September 30, 2025, it had over $30.2 billion in assets under management and advisement (including discretionary and non-discretionary accounts).

Man GLG US’s principal place of business is located at 1345 Avenue of the Americas, 21st Floor, New York, NY 10105. Man GLG US is registered as an investment adviser with the SEC under the Advisers Act. As of September 30, 2025, it had over $5.2 billion in assets under management and advisement (including discretionary and non-discretionary accounts).

Man GLG UK’s principal place of business is located at Riverbank House, 2 Swan Lane, City of London, London EC4R 3AD, United Kingdom. Man GLG UK is registered as an investment adviser with the SEC under the Advisers Act. As of September 30, 2025, it had over $57.3 billion in assets under management and advisement (including discretionary and non-discretionary accounts).

Man Varagon’s principal place of business is located at 151 West 42nd Street, 53rd Floor, New York, NY 10036. Man Varagon is registered as an investment adviser with the SEC under the Advisers Act. As of September 30, 2025, it had over $10.2 billion in assets under management and advisement (including discretionary and non-discretionary accounts).

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Man GPM’s principal place of business is located at 1345 Avenue of the Americas, 21st Floor, New York, NY 10105. Man GPM is registered as an investment adviser with the SEC under the Advisers Act. As of September 30, 2025, it had over $1.1 billion in assets under management and advisement (including discretionary and non-discretionary accounts).

Information on Trustees and Officers

The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of four members, three of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act. The Fund refers to these individuals as its independent trustees (the “Independent Trustees”). The Fund’s officers serve at the discretion of the Board. The Board maintains an audit committee and a nominating and governance committee and may establish additional committees from time to time as necessary. References herein to the “Board” or the “Board of Trustees” refer to the Board of Trustees of the Fund.

The Investment Company Act requires that at least 40% of the trustees be independent trustees. Certain exemptive rules promulgated under the Investment Company Act require that at least 50% of the Trustees be Independent Trustees. Currently, three of the four Trustees (75%) are Independent Trustees. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Board, regardless of whether the trustee happens to be independent or a member of management. The Board has determined that its leadership structure, in which the Chairman of the Board is an interested person of the Fund, is appropriate because the Independent Trustees believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Fund. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustees serve as Chairman and that a key factor for assuring that they are in a position to do so is for the directors who are independent of management to constitute a majority of the Board.

The Board expects to perform its risk oversight function primarily through (a) its two standing committees, which report to the entire Board and are comprised solely of Independent Trustees and (b) monitoring by the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.

The Board has established an audit committee and a nominating and governance committee. The Fund does not have a compensation committee because its executive officers do not receive any direct compensation from the Fund.

Audit Committee. The members of the audit committee of the Fund are Shawn Hessing, Russell Emery and Michael Crinieri, each of whom is an Independent Trustee. Shawn Hessing serves as chairperson of the audit committee. The Board has adopted a charter for the audit committee. The audit committee is responsible for approving the Fund’s independent accountants, reviewing with the Fund’s independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund’s independent accountants, reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal accounting controls.

Nominating and Governance Committee. The members of the nominating and governance committee of the Fund are Shawn Hessing, Russell Emery and Michael Crinieri, each of whom is an Independent Trustee. Russell Emery serves as chairperson of the nominating and governance committee. The Board has adopted a charter for the nominating and governance committee. The nominating and governance committee is responsible for selecting, researching and nominating Trustees for election by the Fund’s shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees.

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The table below discusses some of the experiences, qualifications and skills of each Trustee that support the conclusion that he or she should serve on the Board.

Trustees	Experience, Qualifications and Skills
Samuel Thompson	Samuel Thompson is a Managing Director and Head of Business Strategy for Man Solutions. He is responsible for developing new business areas and growth opportunities within Man Solutions alongside the management team. Prior to this, Mr. Thompson was Head of Business Management and Head of Man’s Managed Account Platform. Mr. Thompson has also held a number of senior roles within the managed account team primarily focused on developing client relationships in North America and on-boarding new managers to the External Alpha platform. Before joining Man in 2008, Mr. Thompson worked for Standard Chartered in their wholesale banking division focusing on FX and commodity options. Prior to this, he worked for American Express Private Bank as a middle office analyst for the Financial Institutions Group. Mr. Thompson holds a First Class BSc (Hons) degree from the University of Sheffield. He is also a Financial Risk Manager (FRM) certified by the Global Association of Risk Professionals and a Chartered Alternative Investment Analyst (CAIA). The Board believes Mr. Thompson’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Shawn Hessing	Mr. Shawn Hessing is a Strategic Advisor and Chief Compliance Officer at Tailwind Advisors since March 2018 where he is responsible for all aspects of financial control and the compliance operations across the firm. Prior to joining Tailwind, Mr. Hessing served as a member of the business development team at Blue River Partners, LLC, a premier service provider to the alternative asset industry. Prior to Blue River, he served as the Chief Financial Officer of Oak Hill Capital Partners before retiring in December 2015. At Oak Hill, Mr. Hessing was responsible for managing financial operations and implementing and transitioning new funds and management company accounting systems. Prior to joining Oak Hill, Mr. Hessing spent over 32 years at KPMG, most recently as the National Managing Partner of Private Equity, splitting time in KPMG’s New York and Fort Worth offices. Mr. Hessing also held multiple other leadership roles including the Audit Partner-in-Charge US of Private Equity, Managing Partner in the firm’s Fort Worth, TX office, and Lead Partner-Real Estate in the Southwest Region. He retired from KPMG in June 2011. Mr. Hessing earned a Bachelor of Business Administration (“BBA”) degree in Accounting from Midwestern State University, where he served on the Board of Regents and is past Chairman. He is also a Certified Public Accountant (Retired). The Board believes Mr. Hessing’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Russell Emery	Russell Emery currently serves as an independent trustee on the board of the Advisor Managed Portfolios (“AMP”) – Milwaukee, WI. He has served in this capacity from 2023 to present. Prior to becoming an independent trustee, Mr. Emery worked for SEI Investments (“SEI”) for 22 years, the last 16 of which he served as Chief Compliance Officer for SEI’s U.S. mutual fund complex. There, he oversaw the compliance programs of over 170 investment advisory firms and 230 mutual funds with assets exceeding $200 billion in a diversified mix of equity and fixed income investments. Prior to SEI, he worked in senior management roles for Rhone Poulenc Rorer and PepsiCo, Inc., after beginning his career at Arthur Andersen & Co. Through his roles at these world-class companies Mr. Emery gained invaluable experience in compliance, accounting, investment management and corporate finance. He possesses a deep understanding of regulatory, accounting, operational

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Trustees	Experience, Qualifications and Skills
and governance requirements. With such broad experience, he brings significant expertise to the Board. Mr. Emery received his B.S. in Accounting from New York Institute of Technology, holds the Chartered Financial Analyst (CFA) designation and previously practiced as a Certified Public Accountant (CPA). The Board believes Mr. Emery’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Michael Crinieri	Michael Crinieri is a Senior Adviser at Optiver, a global market maker. Prior to this, Mr. Crinieri was a Managing Director at Goldman Sachs. He has served as the global head of ETFs for Goldman Sachs Asset Management, L.P. and the Vice President of the Goldman Sachs ETF Series Trusts. The Board believes Mr. Crinieri’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Biographical Information

Certain biographical and other information relating to the Trustees is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the Man Group-advised funds and any currently held public company and other investment company directorships.

Name, Address(1) and Year of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Investment Companies and Investment Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

INTERESTED TRUSTEES*:

Samuel Thompson, Born 1984	Trustee, President and Chief Executive Officer	Since Inception	Managing Director, Man Solutions LLC	1	None

INDEPENDENT TRUSTEES:

Shawn Hessing, Born 1957	Trustee and Member of Nominating and Governance Committee and Audit Committee	Since Inception	Strategic Advisor, Tailwind Advisors LLC (since 2018)	2	Director of Crestline Portfolio Financing Funds (since 2018); Director of Varagon Capital Corporation (since 2021); Director of Crestline Lending Solutions, LLC (since 2025)

Russell Emery, Born 1962	Trustee and Member of Nominating and Governance Committee and Audit Committee	Since Inception	Chief Compliance Officer, The SEI Mutual Funds (2006-2022); Chief Compliance Officer, Advisors’ Inner Circle Fund I, II, and III (2006-2022)	1	Trustee of Advisor Managed Portfolios (since 2023)

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Name, Address(1) and Year of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Investment Companies and Investment Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Michael Crinieri, Born 1965	Trustee, Chair of the Board and Member of Nominating and Governance Committee and Audit Committee	Since Inception	Senior Advisor, Optiver (since 2025); Managing Director, Goldman Sachs Asset Management, L.P. (global head of ETFs) (2000-2024); Vice President, Goldman Sachs ETF Series Trusts (2015-2024)	5	Trustee of Man ETF Series Trust

*	Mr. Thompson is an “interested person” as defined in the Investment Company Act because he is an officer of the Manager and certain of its affiliates.
(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Man Solutions LLC, 1345 Avenue of the Americas, 21st Floor, New York, New York, 10105.

Certain biographical and other information relating to the officers of the Fund who are not Trustees is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served. With the exception of the Chief Compliance Officer, executive officers receive no compensation from the Fund. The Fund compensates the Chief Compliance Officer for his services as its Chief Compliance Officer.

Each executive officer is an “interested person” of the Fund (as defined in the Investment Company Act) by virtue of that individual’s position with Man Group or its affiliates described in the table below.

Name, Address and Year of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years
Samuel Thompson 1345 Avenue of the Americas, 21st Floor, New York, New York, 10105 Born 1984	Trustee, President and Chief Executive Officer	Since Inception	Managing Director, Man Solutions LLC (since 2017)

Robert Bourgeois 640 Taylor Street, Suite 2000, Fort Worth, Texas, 76102 Born 1983	Principal Financial Officer, Principal Accounting Officer and Treasurer	Since Inception	Chief Financial Officer of Varagon Capital Partners, L.P. (since 2014); Chief Financial Officer and Chief Compliance Officer of Varagon Capital Partners, L.P. (2016-2022)

Mark Dignard 5th floor, 200 Pier Four Boulevard, Boston, Massachusetts, 02210 Born 1984	Chief Compliance Officer	Since Inception	Head of Compliance, Numeric Investors LLC (since 2023); Chief Compliance Officer, Varagon Capital Corporation (since 2025); Global Co-Head of Portfolio Risk, Man Group plc (2019-2022); Chief Compliance Officer, Man ETF Series Trust (since 2025)

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Name, Address and Year of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years

Lisa Muñoz 1345 Avenue of the Americas, 21st Floor, New York, New York, 10105 Born 1985	Secretary	Since Inception	Global Co-Head of Product Legal and Deputy General Counsel, US, Man Investments USA Holdings Inc. (since 2025); Global Head of Solutions, Product Legal and Deputy General Counsel, US, Man Investments USA Holdings Inc. (2024-2025); Head of Man Solutions & FRM Product Legal (2019-2024); Secretary, Man ETF Series Trust (since 2025)

Kaitlin Carroll 1345 Avenue of the Americas, 21st Floor, New York, New York, 10105 Born 1988	Assistant Secretary	Since Inception	Head of Private Markets, Real Estate and Strategy, Discretionary Product Legal, Man Investments USA Holdings Inc. (since 2024); Head of GPM Product Legal, Man Investments USA Holdings Inc. (2019-2024); Assistant Secretary, Man ETF Series Trust (since 2025)

Trustee Beneficial Ownership of Shares

As the Fund is newly-offered, as of May 28, 2026, none of the Trustees or officers of the Fund, as a group, owned any Shares of the Fund.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Compensation of Trustees

The Independent Trustees are paid an annual retainer of $65,000. The Chair of the Board of Trustees is paid an additional annual fee of $15,000, the Chair of the Audit Committee is paid an additional annual fee of $10,000 and the Chair of the Nominating and Governance Committee is paid an additional annual fee of $10,000. All Trustees are reimbursed for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

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The following table shows information regarding the estimated compensation to be earned by the Trustees, none of whom is an employee of the Fund, for services as a Trustee for the fiscal year ended December 31, 2026. The Trustee who is an “interested person,” as defined in the 1940 Act, of the Fund and the Fund’s officers does not receive compensation from the Fund.

Name of Trustee	Aggregate Compensation from the Fund
Interested Trustee
Samuel Thompson	None
Independent Trustees
Russell Emery	$75,000
Michael Crinieri	$80,000
Shawn Hessing	$75,000

Indemnification of Trustees and Officers

The governing documents of the Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Trustees with respect to any matter as to which Trustees did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Trustees had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in the Fund’s governing documents are subject to any limitations imposed by applicable law.

Portfolio Management

Portfolio Manager Assets Under Management

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts is also indicated as of September 30, 2025.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Matt Rowe	Other Registered Investment Companies	0	0	0	0
	Other Pooled Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Danillo Rippa	Other Registered Investment Companies	0	0	0	0
	Other Pooled Vehicles	6	328.4	3	227.8
	Other Accounts	4	579.1	3	515.1

Pedro Castro	Other Registered Investment Companies	0	0	0	0
	Other Pooled Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

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Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based

Anthony Cazazian	Other Registered Investment Companies	0	0	0	0
	Other Pooled Vehicles	2	488.5	1	18.5
	Other Accounts	5	621.7	0	0

Jonathan Golan	Other Registered Investment Companies	1	20.0	0	0
	Other Pooled Vehicles	10	15,286.2	1	48.2
	Other Accounts	6	1,235.8	3	341.7

Michael Scott	Other Registered Investment Companies	2	194.6	0	0
	Other Pooled Vehicles	11	7,763.1	3	602.9
	Other Accounts	4	1,792.4	0	0

Kaushik Rambhiya	Other Registered Investment Companies	0	0	0	0
	Other Pooled Vehicles	4	502.5	2	349.1
	Other Accounts	0	0	0	0

Matthew Moniot	Other Registered Investment Companies	0	0	0	0
	Other Pooled Vehicles	2	287.7	2	287.7
	Other Accounts	3	964.5	3	964.5

Bob Gallagher	Other Registered Investment Companies	0	0	0	0
	Other Pooled Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Walter Owens	Other Registered Investment Companies	1	888	1	888
	Other Pooled Vehicles	6	2,672.0	6	2,672
	Other Accounts	6	5,980.0	0	0

Michael Blumberg	Other Registered Investment Companies	1	888	1	888
	Other Pooled Vehicles	6	2,672	6	2,672
	Other Accounts	6	5,980.0	0	0

Kevin Marchetti	Other Registered Investment Companies	1	888	1	888
	Other Pooled Vehicles	6	2,672.0	6	2,672
	Other Accounts	6	5,980.0	0	0

Portfolio Manager Compensation Overview

The portfolio managers receive a base pay and an annual bonus incentive based on performance against individual and organizational unit objectives, as well as overall Sub-Advisers’ results. The plan is designed to align manager compensation with investors’ goals by rewarding portfolio managers who obtain results consistent with the objectives of the products under the individual’s management. In addition, these employees also

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participate in a long-term incentive program. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee’s total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

Securities Ownership of Portfolio Managers

None.

Proxy Voting Policies

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. The Investment Adviser has delegated the responsibility for determining how to vote proxies with respect to each investment sleeve to the relevant Sub-Adviser. Copies of the Adviser’s and the Sub-Advisers’ proxy policies and procedures are included as Appendix A to this SAI.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at (212) 649-6600 or (ii) by visiting the SEC’s website at www.sec.gov.

Codes of Ethics

The Fund, the Adviser and the Sub-Advisers each have adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Investment Company Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in securities that may be purchased or held by the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

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DISTRIBUTION OF FUND SHARES

Foreside Financial Services, LLC, located at 190 Middle Street, Suite 301, Portland, ME 04101, acts as the distributor of the Fund’s Shares, pursuant to the distribution agreement (the “Distribution Agreement”), on a reasonable best efforts basis, subject to various conditions.

The Distribution Agreement will continue in effect with respect to the Fund for a two year period, with successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the Distribution Agreement or the Investment Management Agreement; and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

The Fund has received exemptive relief from the SEC to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable (the “Multi-Class Exemptive Relief”). Accordingly, the Fund is subject to Rule 18f-3 under the Investment Company Act. The Fund has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act. Under the Multi-Class Plan, Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Distribution and Service Plan

Under the terms of the Multi-Class Exemptive Relief, the Fund is subject to Rule 12b-1 under the Investment Company Act. The Fund has adopted the distribution and service plan (the “Distribution and Service Plan”) and intends to pay the shareholder servicing and distribution fee under such plan. The Distribution and Service Plan operates in a manner consistent with Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. The Distribution and Service Plan permits the Fund to compensate the Fund’s distributor, Foreside Financial Services, LLC (the “Distributor”), for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A Shares. Most or all of the shareholder servicing and/or distribution fees are paid to financial firms through which shareholders may purchase or hold Class A Shares. Because these fees are paid out of the Fund’s assets attributable to Class A Shares on an ongoing basis, over time they will increase the cost of an investment in Class A Shares, including causing the Class A Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I Shares.

The maximum annual rates at which the shareholder servicing and/or distribution fees may be paid under the Distribution and Service Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A Shares) is 0.50%. For Class A Shares, 0.25% of the shareholder servicing and distribution fee is a shareholder servicing fee and the remaining portion is a distribution fee.

The fee payable pursuant to the Distribution and Service Plan may be used by the Distributor to provide or procure distribution services and shareholder services in respect of Class A Shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisers (“Service Organizations”)). Distribution services include some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations: (i) facilities for placing orders directly for the purchase of a Fund’s shares; (ii) advertising with respect to Class A Shares; (iii) providing information about the

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Fund; (iv) providing facilities to answer questions from prospective investors about the Fund; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; (vii) assisting investors in applying to purchase Class A Shares and selecting dividend and other account options.

Shareholder services may include, but are not limited to, the following functions: (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and repurchases of Shares may be effected and certain other matters pertaining to the shareholders’ investments; (ii) receiving, aggregating and processing shareholder orders; (iii) furnishing shareholder sub-accounting; (iv) providing and maintaining elective shareholder services such as check writing and wire transfer services; (v) providing and maintaining pre-authorized investment plans; (vi) communicating periodically with shareholders; (vii) acting as the sole shareholder of record and nominee for shareholders; (viii) maintaining accounting records for shareholders; (ix) answering questions and handling correspondence from shareholders about their accounts; (x) issuing confirmations for transactions by shareholders; (xi) performing similar account administrative services; (xii) providing such shareholder communications and recordkeeping services as may be required for any program for which a Service Organization is a sponsor that relies on Rule 3a-4 under the Investment Company Act (i.e., a “wrap fee” program); and (xiii) providing such other similar services as may reasonably be requested to the extent a Service Organization is permitted to do so under applicable statutes, rules, or regulations. The Distribution and/or Servicing Fee may be spent by the Distributor for the services rendered to holders of Class A Shares as set forth above, but will generally not be spent by the Distributor on recordkeeping charges, accounting expenses, transfer costs or custodian fees.

In accordance with Rule 12b-1 under the Investment Company Act, the Distribution and Service Plan may not be amended to increase materially the costs which holders of Class A Shares may bear under the Distribution and Service Plan without approval of a majority of each of the outstanding Class A Shares, as applicable, and by vote of a majority of both: (i) the Trustees of the Fund; and (ii) those Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Distribution and Service Plan or any agreements related to it (the “Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Distribution and Service Plan and any related amendments. The Distribution and Service Plan may not take effect until approved by a vote of a majority of both: (i) the Trustees of the Fund; and (ii) the Plan Trustees. The Distribution and Service Plan shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Plan Trustees. The Distribution and Service Plan may be terminated at any time, without penalty, by vote of a majority of the Plan Trustees or by a vote of a majority of each of the outstanding Class A Shares, as applicable. Pursuant to the Distribution and Service Plan, the Board will be provided with quarterly reports of amounts expended under the Distribution and Service Plan and the purpose for which such expenditures were made.

FINRA rules limit the amount of distribution fees that may be paid by registered investment companies out of their assets as a percentage of total new gross sales. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency or sub-account services), are not subject to these limits on distribution fees. Some portion of the fees paid pursuant to the Distribution and Service Plan may qualify as “service fees” (or fees for ministerial, recordkeeping or administrative activities) and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of total new gross sales. However, FINRA rules limit service fees to 0.25% of a fund’s average annual net assets.

The Fund is newly established and thus did not pay any distribution and/or service fees in a prior fiscal year.

Additional Payments to Dealers

The Distributor and/or its affiliates may from time to time make payments and provide other incentives to Dealers as compensation for services such as providing the Fund with “shelf space” or a higher profile for the Dealers’ financial advisers and their customers, placing the Fund on the Dealers’ preferred or recommended fund

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list or otherwise identifying the Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the Dealers’ financial advisers (including through the firms’ intranet websites) in order to promote the Fund, promotions in communications with Dealers’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the Dealers’ personnel, and furnishing marketing support and other specified services. The actual services provided, and any payments made for such services, may vary from firm to firm. These payments may be significant to the Dealers.

A number of factors will be considered in determining the amount of these additional payments to Dealers. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds sponsored by the Distributor together or a particular class of shares, during a specified period of time. The Distributor and/or its affiliates also may make payments to one or more Dealers based upon factors such as the amount of assets a Dealer’s clients have invested in the Fund and the quality of the Dealer’s relationship with the Distributor, the Adviser, Sub-Advisers and/or their affiliates.

To the extent the additional payments described above are made, such additional payments would be made from the assets of the Distributor or an affiliate of the Distributor (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with Dealers and would not change the price paid by investors for the purchase of Shares or the amount the Fund will receive as proceeds from such sales. These payments may be made to Dealers (as selected by the Distributor) that have sold significant amounts of Shares.

In addition to revenue sharing payments, the Distributor and/or its affiliates may also make payments to Dealers in connection with certain transaction fees (also referred to as “ticket charges”) incurred by the Dealers.

The additional payments described above may be made to a Dealer as a fixed dollar amount or may be calculated on another basis.

In addition to the payments described above, the Distributor, the Adviser, the Sub-Advisers and/or their respective affiliates may make payments in connection with or reimburse Dealers’ sponsorship and/or attendance at conferences, seminars or informational meetings (“event support”), provide Dealers or their personnel with occasional tickets to events or other entertainment, meals and small gifts (“other non-cash compensation”) to the extent permitted by applicable law, rules and regulations.

In addition, wholesale representatives of the Distributor and employees of the Adviser, Sub-Advisers or their affiliates visit Dealers on a regular basis to educate financial advisers and other personnel about the Fund and to encourage the sale or recommendation of Fund Shares to their clients. The Distributor, Adviser and/or the Sub-Advisers may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a Dealer’s financial advisers and other personnel. Although the Fund may use Dealers that sell Shares to effect transactions for the Fund’s portfolio, neither the Fund, Adviser nor the Sub-Advisers will consider the sale of Fund shares as a factor when choosing Dealers to effect those transactions.

The Distributor and/or its affiliates also may make payments or reimbursements to Dealers or their affiliated companies, which may be used for the development, maintenance and availability of certain services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, trading platforms and related infrastructure/technology and/or legal risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, “platform support”) or for various studies, surveys, industry data, research and access to information about, and contact information for, particular financial advisers who have sold, or may in the future sell, Shares of the Fund (i.e., “leads”). In addition, the Distributor and/or its affiliates may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for the Distributor’s attendance at investment forums sponsored by such firms (collectively, “consultant services”).

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Payments for items including event support, platform support, leads and consultant services (but not including certain account services, discussed below), as well as revenue sharing, may be bundled and allocated among these categories in the Distributor’s discretion. The Dealers receiving such bundled payments may characterize or allocate the payments differently from the Distributor’s internal allocation.

In addition to the payments, reimbursements and incentives described above, further amounts may be paid to Dealers for providing services with respect to shareholders holding Fund Shares in nominee or street name, including, but not limited to, the following services: providing explanations and answering inquiries regarding the Fund and their accounts; providing recordkeeping and other administrative services, including preparing record date shareholder lists for proxy solicitation; maintaining records of and facilitating shareholder purchases and repurchases; processing and mailing transaction confirmations, periodic statements, prospectuses, shareholder reports, shareholder notices and other SEC-required communications to shareholders; providing periodic statements to certain benefit plans and participants in such plans of the Fund held for the benefit of each participant in the plan; processing, collecting and posting distributions to their accounts; issuing and mailing dividend checks to shareholders who have selected cash distributions; assisting in the establishment and maintenance of shareholder accounts; providing account designations and other information; capturing and processing tax data; establishing and maintaining automatic withdrawals and automated investment plans and shareholder account registrations; providing sub-accounting services; providing recordkeeping services related to purchase and repurchase transactions, including providing such information as may be necessary to assure compliance with applicable blue sky requirements; and performing similar administrative services as requested by the Adviser and/or the Sub-Advisers to the extent that the firm is permitted by applicable statute, rule or regulation to provide such information or services. The actual services provided, and the payments made for such services, vary from firm to firm.

These payments, taken together in the aggregate, may be material to Dealers relative to other compensation paid by the Fund, Adviser and/or the Sub-Advisers and may be in addition to any (i) marketing support, revenue sharing or “shelf space” fees; and (ii) event support and other non-cash compensation. The additional servicing payments and set-up fees described above may vary from amounts paid to the Fund’s transfer agent for providing similar services to other accounts.

If investment advisers, distributors or affiliated persons of registered investment companies make payments and provide other incentives in differing amounts, Dealers and their financial advisers may have financial incentives for recommending a particular fund over other funds. In addition, depending on the arrangements in place at any particular time, a Dealer and its financial advisers also may have a financial incentive for recommending a particular share class, to the extent applicable, over other share classes. Because Dealers and plan recordkeepers may be paid varying amounts per class for sub-accounting and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for Dealers and their financial advisers to favor one fund complex over another or one fund share class over another, to the extent applicable. Shareholders should review carefully any disclosure by the Dealers or plan recordkeepers as to their compensation.

In certain circumstances, the Distributor and/or its affiliates may pay or reimburse Dealers for distribution and/or shareholder services out of the Distributor’s or its affiliates’ own assets. Such activities by the Distributor or its affiliates may provide incentives to Dealers to purchase or market Shares of the Fund. Additionally, these activities may give the Distributor and/or its affiliates additional access to sales representatives of such Dealers, which may increase sales of Fund Shares. The payments described in this paragraph may be significant to payors and payees.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

In following the Fund’s investment strategy, the Adviser and Sub-Advisers expect few of the Fund’s transactions to involve brokerage. To the extent the Fund’s transactions involve brokerage, the Fund does not expect to use one particular broker or dealer. It is the Fund’s policy to obtain the best results in connection with effecting its portfolio transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser and/or Sub-Advisers may place a combined order for two or more accounts it manages, including the Fund, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and/or Sub-Advisers that the advantages of combined orders outweigh the possible disadvantages of separate transactions. The Adviser and Sub-Advisers believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Adviser and/or Sub-Advisers may pay a higher commission than otherwise obtainable from other brokers in return for brokerage or research services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund, Adviser or Sub-Advisers, even if the specific services are not directly useful to the Fund and may be useful to the Adviser and/or Sub-Advisers in advising other clients. When one or more brokers is believed capable of providing the best combination of price and execution, the Adviser and/or Sub-Advisers may select a broker based upon brokerage or research services provided to the Adviser and/or Sub-Advisers. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser and/or Sub-Advisers to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s and Sub-Advisers’ overall responsibilities to the Fund.

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DESCRIPTION OF SHARES

Other Shares

The Board (subject to applicable law and the Fund’s Amended and Restated Declaration of Trust) may authorize an offering, without the approval of the holders of Shares and, depending on their terms, any Preferred Shares outstanding at that time, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Shares.

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TAX MATTERS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to the Fund and the purchase, ownership and disposition of the Fund’s shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold the Fund’s shares as capital assets. A U.S. shareholder is an individual who is, for U.S. federal income tax purposes, a citizen or resident of the United States, a U.S. corporation (or other U.S. entity treated as a corporation for U.S. federal income tax purposes), an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold the Fund’s shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes, the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to the Fund’s shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, and disposition of the Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated, and intends to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code.

To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) elect to be treated and qualify as a registered management company under the Investment Company Act at all times during the taxable year; (2) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (3) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”) (collectively, the “90% Gross Income Test”); and (4) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in 2(b) above) (collectively, the “Diversification Tests”).

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As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income (which is generally its net ordinary income plus the excess, if any, of its net short-term capital gains in excess of its net long-term capital losses), determined without regard to any deduction for dividends paid. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.

The Fund may have investments, either directly or through the Investment Funds, that require income to be included in investment company taxable income in a year prior to the year in which the Fund (or the Investment Funds) actually receive a corresponding amount of cash in respect of such income. For example, if the Investment Funds hold, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly through the Investment Funds, debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated by the Investment Funds and in certain situations where the Fund owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect.

As a RIC, the Fund is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s expenses in a given taxable year exceed its investment company taxable income, it will have a net operating loss for that taxable year. However, the Fund is not permitted to carry forward net operating losses to subsequent years and such net operating losses generally will not pass through to the Fund’s shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. As a RIC, the Fund may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years (together, the “Excise Tax Distribution Requirements”). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from the Investment Funds, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

In addition to the Excise Tax Distribution Requirements, the other requirements for qualification of the Fund as a RIC requires that the Fund obtain information from or about the underlying investments in which the Fund is invested. Investment Funds may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. If the Fund does not receive sufficient information from such Investment Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.

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The Fund may make investments through entities classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), such as the Investment Funds, or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may hold such investments through one or more subsidiary U.S. or non-U.S. corporation(s) (or other entity treated as such for U.S. tax purposes). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income may be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation(s). The Fund’s need to hold such investments through such U.S. or non-U.S. corporation(s) in order to satisfy the 90% Gross Income Test may, however, jeopardize its ability to satisfy the Diversification Tests, which may make it difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes.

Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Additionally, while the Fund generally intends to qualify as a RIC for each taxable year, it is possible that it may not satisfy the diversification requirements described above (including as the Fund ramps up its portfolio), and thus may not qualify as a RIC, for its first short taxable year. In such case, however, the Fund anticipates that the associated tax liability would not be material, and that such non-compliance would not have a material adverse effect on the Fund’s business, financial condition and results of operations, although there can be no assurance in this regard.

The Fund may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M of the Code. If the Fund makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid. However, a distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Failure to Qualify as a Regulated Investment Company

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the

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Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Fund’s Shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will qualify as a RIC and have satisfied the distribution requirement set forth above.

Distributions

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned the Fund’s shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to the dividend reinvestment plan. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares (or cash that would have been received if the shareholder elected to reach such distribution as cash). The additional shares received by a shareholder pursuant to the dividend reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long- term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

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The Internal Revenue Service currently requires that a RIC that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

The Fund expects to be treated as a “publicly offered regulated investment company.” As a “publicly offered regulated investment company,” in addition to the Fund’s DRIP, the Fund may choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund.

The IRS has also issued private letter rulings on cash/share dividends paid by RICs and real estate investment trusts where the cash component is limited to 20% of the total distribution if certain requirements are satisfied. Shareholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in shares) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of the Fund’s current or accumulated earnings and profits for federal income tax purposes. As a result, shareholders could be required to pay income taxes with respect to such dividends in excess of the cash dividends received. It is unclear to what extent the Fund will be able to pay taxable dividends in cash and shares (whether pursuant to IRS Revenue Procedures, a private letter ruling or otherwise).

If an investor purchases shares in the Fund shortly before the record date of a distribution, the price of the shares will generally include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

U.S. shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. withholding tax, including any amounts withheld for which a refund is available by filing a U.S. federal income tax return, automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. shareholders. A U.S. shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above NAV, in which case, the U.S. shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. shareholder’s account.

Sale or Exchange of Shares

Upon the sale, exchange or other disposition of the Fund’s shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale, exchange or other disposition of shares if the owner acquires (including pursuant to the dividend reinvestment plan) or enters into a contract or option to acquire securities that are

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substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale, exchange or other disposition of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

The Fund is an interval fund, a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV. Shareholders who tender all shares of the Fund held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss (i.e., “Sale or Exchange Treatment” as discussed below). If a shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its shares (i.e., “Distribution Treatment” as discussed below). In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund.

Sale or Exchange Treatment. In general, the tender and repurchase of the Fund’s Shares should be treated as a sale or exchange of the Shares by a U.S. shareholder if the receipt of cash:

•	results in a “complete termination” of such U.S. shareholder’s ownership of Shares in the Fund;

•	results in a “substantially disproportionate” redemption with respect to such U.S. shareholder; or

•	is “not essentially equivalent to a dividend” with respect to the U.S. shareholder.

In applying each of the tests described above, a U.S. shareholder must take account of Shares that such U.S. shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. shareholder owns none of the Fund’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. shareholder does not actually own any of the Fund’s Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. shareholder’s relative interest in Shares of the Fund is

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minimal (e.g., less than 1%) and the U.S. shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. shareholder satisfies any of the tests described above, the U.S. shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. shareholders. However, if a U.S. shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.

Distribution Treatment. If a U.S. shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of investment to the extent, generally, of the U.S. shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. shareholder’s remaining Shares.

Provided certain holding period and other requirements are satisfied, certain non-corporate U.S. shareholders generally will be subject to U.S. federal income tax at a maximum rate of 20% on amounts treated as a dividend. This reduced rate will apply to: (i) 100% of the dividend if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund this year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gains from such sales exceeds net long-term capital loss from such sales) for that taxable year. Such a dividend will be taxed in its entirety, without reduction for the U.S. shareholder’s tax basis of the repurchased Shares. To the extent that a tender and repurchase of a U.S. shareholder’s Shares is treated as the receipt by the U.S. shareholder of a dividend, the U.S. shareholder’s remaining adjusted basis (reduced by the amount, if any, treated as a return of capital) in the tendered and repurchased Shares will be added to any Shares retained by the U.S. shareholder.

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To the extent that cash received in exchange for Shares is treated as a dividend to a corporate U.S. shareholder, (i) it may be eligible for a dividends-received deduction to the extent attributable to dividends received by the Fund from domestic corporations, and (ii) it may be subject to the “extraordinary dividend” provisions of the Code. Corporate U.S. shareholders should consult their tax advisors concerning the availability of the dividends-received deduction and the application of the “extraordinary dividend” provisions of the Code in their particular circumstances.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. shareholder rather than as an exchange, the other shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable stock distribution if such shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Publicly Offered Regulated Investment Company Status. A “publicly offered regulated investment company” or “publicly offered RIC” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. The Fund expects to qualify as a publicly offered RIC. There can be no assurances that the Fund will be treated as a publicly offered RIC in its first or second taxable year. If the Fund is a RIC that is not a publicly offered RIC for any period, a non-corporate shareholder’s allocable portion of its affected expenses, including its management fees, will be treated as an additional distribution to the shareholder and will be treated as miscellaneous itemized deductions. Under current law, such expenses are not deductible by any such shareholder.

Nature of the Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher- taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund may invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

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Original Issue Discount

For federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest (i.e., interest paid with additional securities or equity instead of cash) or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may not qualify for or maintain RIC tax treatment and thus the Fund may become subject to corporate-level income tax.

Market Discount

In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Non-U.S. Investments, including PFICs and CFCs

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

If the Fund purchases shares in a “passive foreign investment company” under the Code (“PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be

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required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a “controlled foreign corporation” under the Code (“CFC”), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each year from such foreign corporation in an amount equal to its pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that owns (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.

Non-U.S. Currency

The Fund’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time it actually collects such income or pay such expenses or liabilities are generally treated as ordinary income or loss by the Fund. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also generally treated as ordinary income or loss.

Preferred Shares Borrowings

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on shares in certain circumstances. Limits on the Fund’s payments of dividends on shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

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Backup Withholding

The Fund or other applicable withholding agent may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Tax Exempt Shareholders

Under current law, the Fund generally serves to prevent the attribution to shareholders of unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short- term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. Nevertheless, in the case the Fund’s shares are held through an intermediary, the intermediary could withhold U.S. federal income tax even if the Fund reported the payment as having been derived from “interest-related dividends” or “short-term capital gain dividends.” Moreover, depending on the circumstances, the Fund could report all, some or none of its potentially eligible dividends as derived from “interest-related dividends” or “short-term capital gain dividends,” or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and gains realized upon the sale, exchange or other disposition of shares.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

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The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Shareholders should consult their own tax advisor regarding FATCA and whether it may be relevant to their ownership and disposition of the Fund’s shares.

Loss Reportable Transaction

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

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CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is The Bank of New York Mellon, whose principal business address is 240 Greenwich Street, New York, New York 10286. The custodian is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of the Fund’s portfolio securities.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s transfer agent with respect to the Shares.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the independent registered public accounting firm of the Fund. Its principal business address is 30 Rockefeller Plaza, New York, NY 10012.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a company. As of May 28, 2026, the Fund had not commenced investment operations and the only Shares of the Fund were owned by an affiliate of the Adviser.

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FINANCIAL STATEMENTS

Appendix B-1 to this SAI provides the Fund’s financial statements as of December 31, 2025 and for the period from March 17, 2025 (date of formation) to December 31, 2025 which have been audited by Deloitte & Touche LLP.

Appendix B-2 to this SAI provides the Fund’s unaudited interim financial information as of March 31, 2026 and for the period from January 1, 2026 to March 31, 2026.

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APPENDIX A-1

SUMMARY PROXY VOTING POLICIES AND PROCEDURES OF MAN GLG US, MAN GLG UK, MAN GPM AND MSL

The Sub-Advisers have adopted policies and procedures to ensure that any proxy voted on behalf of clients (the “Proxy Client(s)”) is voted in a manner which is in the best interests of such clients.

Proxy votes that may be voted at the Sub-Advisers’ discretion, or where the Sub-Advisers have been specifically instructed by a client to vote proxies, will be evaluated and the Sub-Advisers will seek to vote in the best interest of the relevant Proxy Client(s). It should be noted that there may be times whereby the Sub-Advisers invest in the same securities/assets while managing different investment strategies and/or clients. Accordingly, it may be appropriate in certain cases that such securities/assets are voted differently across different investment strategies and/or clients, based on their respective investment thesis and other portfolio considerations.

It should be noted that the Sub-Advisers will only vote proxies on securities and other portfolio assets currently held by clients or in which clients have an economic interest. Proxies received for securities that are loaned out or are on contract for difference/swap will generally not be voted.1 In addition, from time to time clients may hold equity positions purely for financing purposes. The net result of these holdings is that the client has no economic interest in the issuer and as such the Sub-Advisers will refrain from voting. Furthermore, the Sub-Advisers may refrain from voting a proxy when it is determined that the cost of voting the proxy exceeds the expected benefit to the client.

In addition, on an on-going basis the Sub-Advisers will endeavor to identify material conflicts of interest, if any, which may arise between the Sub-Advisers and one or more issuers of clients’ portfolio securities, with respect to votes proposed by and/or affecting such issuer(s), in order to ensure that all votes are voted in the overall best interest of clients.

The Sub-Advisers have established Stewardship and Proxy Voting Committees that are responsible for resolving proxy voting issues when deemed necessary; making proxy voting decisions where a material conflict of interest may exist; monitoring compliance with The Global Proxy Voting Policy (the “Policy”); and setting new and/or modifying existing policies. Compliance will undertake monitoring of the Stewardship team’s conflict resolution process (such as the proxy watch list) where potential conflicts of interest may exist.

The Sub-Advisers have appointed, and will appoint from time to time, one or more proxy voting service companies, to provide it with proxy voting services for certain Proxy Clients. Where applicable, the Sub-Advisers will generally vote proxies for the relevant Proxy Clients in accordance with the Sub-Advisers’ Proxy Voting Policy guidelines, unless otherwise specifically instructed to vote otherwise by the portfolio manager or such Proxy Client.

The Sub-Advisers maintain documentation memorializing the decision to vote a proxy in a manner different from what is stated in the relevant proxy voting guidelines. Documentation is also maintained for all proxies that are not voted for Proxy Clients and the reasons therefore where the Sub-Advisers have been instructed by the Proxy Client to vote.

The Sub-Advisers’ Proxy Voting Policy (the “Policy”) is active uniformly firm-wide across all relevant investment capabilities.

The Policy uses the Glass Lewis standard policy as the base but applies a number of additional guidelines that target specific areas where we believe higher standards should be promoted.

The Glass Lewis standard proxy voting guidelines can be found on Glass Lewis’ website at: https://www.glasslewis.com/voting-policies-current/.

[1]	On a case by case basis, stock may be recalled in order to vote.

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The Man Group Global Proxy Voting Policy guidelines are summarized in the table below:

Key Areas	Man Group Global Proxy Voting Policy Guidelines
Merit, fairness and equality[2]

US, Canada, UK, Australia, Europe:

•

At companies included in standard market indices, we will generally vote against the nomination committee chair and/or members when the board of directors is not at least one-third gender diverse.

•

At all other companies listed in other market indices in the above countries, we will generally vote against the nomination committee chair and/or members when there is not at least one woman on the board of directors.

Japan:

At companies included in standard market indices, we will generally vote against the nomination committee chair and/or members when the board of directors is not at least 10% gender diverse.

Human Rights	We will generally vote against the ESG committee or equivalent when the Human Rights Policy does not align with the Universal Declaration of Human Rights (UDHR).
Climate Change

For transition laggards operating in energy intensive sectors[3],[4], we will generally vote against the ESG committee or equivalent if:

•

The company lacks board oversight of climate

•

The company has not set a net zero target

•

The company does not report their disclosures in line with the Task Force on Climate-Related Financial Disclosures (TCFD) or the Sustainability Accounting Standards Board (SASB)

Executive Compensation

We will generally vote against executive compensation policies if there is insufficient disclosure, significant disconnect between pay and performance, lack of sufficiently stretching targets, excessive discretion, ex gratia, non-contractual payments or guaranteed bonuses, excessive quantum, excessive and unjustified increases in base salary, or lack of structural safeguarding mechanisms such as clawback and malus policies.

For transition laggards operating in energy intensive sectors[2,3], we will generally vote against executive compensation policies if remuneration awards are not linked to climate indicators.

Board Tenure and Refreshment

We will generally vote against members of the nomination and/or governance committees wherein the board has an average tenure of greater than 10 years and there have been no new nominees in the last 5 years.

Shareholder Proposals	We will generally support shareholder initiatives that request additional disclosure on behalf of a company or are otherwise environmentally or socially positive, and not conversely aimed at limiting disclosure or consideration of key issues.

[2]	Vote decisions are reviewed on a case-by-case basis based on factors including, but not limited to, local laws, regulations and market standards.
[3]	As defined by Man Group’s proprietary transition score.
[4]

The climate guidelines mainly apply to executive compensation and director elections; they take into account a company’s size and sector to ensure that shareholders execute votes that make sense from a financial perspective in the context of a company’s operations. Using our internal data capabilities, we have developed a proprietary transition score to identify a list of transition laggards operating in energy intensive sectors that receive the highest degree of focus.

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Upon request, clients may receive a copy of Man Group’s Global Proxy Voting Policy and/or information regarding the manner in which securities held in their account were voted by contacting their Man Group representative at globalproxyvotingclientservices@man.com.

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APPENDIX A-2

PROXY VOTING POLICIES AND PROCEDURES OF MAN VARAGON

A. POLICY STATEMENT

Man Varagon’s clients’ portfolios will be primarily lenders to or investors in private companies which typically do not issue proxies. However, from time to time, Man Varagon may receive proxies in connection with publicly traded portfolio companies in which it may hold equity, or Man Varagon may be asked to exercise consent rights in connection with a loan or other debt instrument. It is Man Varagon’s policy to make decisions with respect to client proxies and consents in its clients’ best interests consistent with its fiduciary duties, taking into account all relevant factors, including without limitation, acting in a manner that will maximize the economic benefits to the client.

B. PROCEDURES

Copies of proxy voting materials received by Man Varagon shall be forwarded to Finance and Operations to ensure that proxies are voted and submitted in a timely manner and in accordance with these policies and procedures.

Finance and Operations will maintain a record as to the name of the company to which the proxy materials relate, the date the proxy materials are received and the date by which the proxy needs to be voted. Finance and Operations will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

Upon completion of a reconciliation process, Finance and Operations forward the proxy materials to the ECC for voting. The ECC shall vote all proxies in the best interests of Man Varagon’s clients pursuant to and in accordance with the investment strategy of each client. For any client who has provided specific voting instructions, that client’s proxy shall be voted in accordance with the client’s written instructions.

Prior to exercising voting authority on any other matter, the ECC shall review the proxy materials and undertake a reasonable investigation to determine whether any of the matters to be voted on present a material conflict of interest between Man Varagon and the interests of its clients. Where the ECC determines that no material conflict of interest exists, the matter shall be analyzed based on its specific facts and circumstances and the ECC shall vote on the matter in the best interests of its clients.

Under the terms of the Senior Direct Lending Program, LLC (“SDLP”), any exercise of consent rights or proxy votes will be undertaken by the SDLP Investment Committee and the SDLP Investment Committee will take those actions which they determine are in the overall best interest of the SDLP. Man Varagon, with respect to the voting rights it is entitled to through its representation on the SDLP Investment Committee, will use the policies and procedures described above in determining what proxy or consent actions that it will vote to take on behalf of the SDLP.

Abstentions and Non Votes

Man Varagon is not required to vote every client proxy and abstaining or otherwise refraining from voting may be in the client’s best interest, such as when an analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client or where voting would have the effect of limiting a client’s ability to take other actions on an investment (e.g., selling). Compliance shall maintain documentation of any cost/benefit and other analysis with respect to client proxies that were not voted by Man Varagon.

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Conflicts of Interest

All conflicts of interest will be resolved in the interests of Man Varagon’s clients.

Where the ECC determines that a material conflict of interest may exist between Man Varagon and the interests of its clients, the ECC shall take reasonable steps to ensure that the conflict does not influence the

ECC to vote a proxy in a manner that is not in the best interests of its clients. These steps may include, but are not limited to any one or a combination of the following: (i) disclosing the conflict to the relevant client and obtaining such client’s informed consent as to the fact that a material conflict exists in voting the client’s proxy in the manner favored by Man Varagon, (ii) deferring to the voting recommendation of the client or those of another independent third party provider of proxy services (e.g., such as Institutional Shareholder Services, an independent proxy voting advisory and research firm), (iii) sending the proxy directly to the client for a voting decision, (iv) implementing information barriers around conflicted personnel to ensure that they do not influence the voting decision, or (vi) taking such other action in good faith that would protect the interest of the client.

The ECC shall make and maintain a record describing any steps taken to prevent a potential material conflict of interest from causing a proxy to be voted in a manner that is not in the best economic interest of its clients.

Client Request to Review Votes

Any request, whether written (including e-mail) or oral, by a client to review proxies voted on its behalf, must be promptly reported to Compliance. All requests should be maintained or memorialized along with Man Varagon’s response to such request.

C. RECORDKEEPING

Documents to be Retained

The following documents should be maintained for five years from the end of the relevant fiscal year for which the date the document was created or last altered (whichever is more recent), the first two in an appropriate office of Man Varagon:

•	Proxy voting policies and procedures;

•	Proxy statements received regarding client securities;

•	Records of votes cast on behalf of clients;

•	Records of client requests for proxy voting information;

•	Any documents prepared by Man Varagon that were material to making a decision on how to vote, or that memorialized the basis for the decision; and

•	If applicable, information and/or analysis related to any potential conflict of interest in the voting process.

In lieu of maintaining its own copies of proxy statements as noted above, Man Varagon may rely on proxy statements filed on the SEC’s EDGAR system. Additionally, Man Varagon may rely on proxy statements and records of proxy votes cast by Man Varagon that are maintained with a third party such as a proxy voting service (if Man Varagon determines to use such a service), provided that Man Varagon has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

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Information to be Retained

The following information will be maintained for each proxy vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The CUSIP number for the portfolio security;

•	The shareholder meeting date;

•	The number of shares (or other interests) Man Varagon is voting on a firm-wide basis;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether or not Man Varagon cast its votes on the matter;

•

How Man Varagon cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors), including details of how votes were split if Man Varagon determined that the clients’ best interests are served by voting differently for different clients;

•	Whether Man Varagon cast its vote with or against management; and

•	Whether any client requested an alternative vote on its proxy; and,

•

In the event that Man Varagon votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires Man Varagon to vote a certain way on an issue, while Man Varagon deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

D. CONFIDENTIALITY

All reports and any other information filed with Man Varagon pursuant to this Proxy Policy shall be treated as confidential, except that the information may be disclosed to employees on a “need to know” basis, any regulatory or self-regulatory organization or agency upon its request, to clients/investors consistent with this Policy.

E. REVIEW

The Proxy Policy will be reviewed periodically, including upon any material changes to Man Varagon’s business or operations and upon any other change in circumstances that may have a material impact upon this Proxy Policy.

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APPENDIX B-1

AUDITED FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholder and the Board of Directors of Man Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Man Alternative Income Fund (the “Fund”) as of December 31, 2025, the related statement of operations for the period from March 17, 2025 (date of formation) to December 31, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations for the period from March 17, 2025 (date of formation) to December 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

March 3, 2026

We have served as the Fund’s auditor since 2025.

Statement of Assets and Liabilities

As of December 31, 2025

	Note
Assets
Cash and cash equivalents		$100,000
Deferred offering costs		459,651
Due from Adviser		772,440

Total assets		$1,332,091

Liabilities
Offering costs payable		$459,651
Organizational expenses payable		772,440

Total Liabilities		$1,232,091

Commitments and contingencies	7
Net Assets		$100,000
Net Assets consist of:
Paid-in Capital		$100,000
Net Assets		$100,000
Class I Shares Outstanding (no par value; unlimited shares authorized)		10,000
Class A Shares Outstanding (no par value; unlimited shares authorized)		—
Offering Price and Net Asset Value Per Share		10.00

See accompanying Notes to Financial Statements

B-1-1

Statement of Operations

For the period from March 17, 2025 (date of formation) to December 31, 2025

	Note
Expenses
Organizational expenses		$772,440

Total expenses		$772,440

Less: Expenses reimbursed by Adviser	3	(772,440)

Net expenses		$—

Net investment income		$—

Net increase (decrease) in net assets resulting from operations		$—

See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization

Man Alternative Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 17, 2025. The Fund changed its name from Man Diversified Income Fund to Man Alternative Income Fund effective August 15, 2025 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as a continuously offered closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund intends to operate as an “interval fund”.

The Fund has had no operations to date other than matters relating to its organization and registration as an investment company under the 1940 Act and the sale and issuance of 10,000 Class I shares of the Fund to an affiliate of the Adviser at $10 per share for an aggregate purchase price of $100,000. As of the date of these financial statements, an affiliate of the Adviser owned 100% of the outstanding Class I shares of the Fund. The Fund will offer two separate classes of shares designated as Class I and Class A shares.

The Fund’s investment objective is to seek to provide high current income and attractive risk-adjusted returns.

Man Solutions LLC (the “Adviser”) serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Fund. The Adviser has entered into investment sub-advisory agreements with each of Man Solutions Limited, a limited company organized under the laws of England and Wales (“MSL”), GLG LLC (“Man GLG”), a Delaware limited liability company, GLG Partners LP (“GLG Partners”), a partnership registered under the Limited Partnership Act of 1907 of England and Wales, Varagon Capital Partners L.P. (“Man Varagon”), a Delaware limited partnership, and Man Global Private Markets (USA) Inc. (“GPM US”).

Note 2 – Summary of Significant Accounting Policies

Basis of presentation

The Fund’s financial statements have been prepared in conformity with United States generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. Dollars (“USD”).

Management has determined that the Fund is an investment company in conformity with U.S. GAAP and follows the accounting and reporting guidance for investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946”).

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Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash held in banks and highly liquid investments with maturities of three or fewer months at the time of acquisition. As of December 31, 2025, the Fund’s cash and cash equivalents balance consisted of cash held in a custodial account at The Bank of New York Mellon. There were no cash equivalents as of December 31, 2025.

Use of Estimates

The preparation of these financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Allocation of income or expenses

Income, expenses, and realized gain/(loss) and change in unrealized appreciation/(depreciation) are allocated pro-rata to each Share class based on their respective NAV. Any cost, related liabilities and/or benefits of such share class specific investment will be for the account of that share class only.

Note 3 – Related Party

Investment Advisory Agreement

The Fund entered into an Investment Advisory Agreement with the Adviser on October 1, 2025. The Fund will pay a management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 1.25% based on the average daily value of the Fund’s “Managed Assets”. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Fees for any partial month shall be appropriately prorated.

The Fund has entered into an Administration Agreement, dated October 1, 2025, with Man Solutions LLC. Under the terms of the Administration Agreement, Man Solutions LLC will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, overseeing the calculation of NAV, and generally managing the administrative affairs of the Fund. In consideration for its administrative services, the Fund will reimburse Man Solutions LLC for costs and expenses incurred in performing its obligations and providing personnel and facilities under the Administration Agreement, including the costs and expenses charged by BNY (as defined below) for sub-administrator services.

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive the Investment Management Fee and/or to assume or reimburse expenses of the Fund (the “Waiver”), if required to ensure the Total Annual Expenses (excluding the Investment Management Fee, any taxes, fees and interest payments on borrowed funds, shareholder servicing and distribution fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 0.50% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”). “Total Annual Expenses” means the Fund’s total annual operating expenses excluding the Investment Management Fee, any taxes, fees and interest payments on borrowed funds, shareholder servicing and distribution fees, brokerage and distribution costs and expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses. “Specified Expenses” means the estimated annualized Total Annual Expenses as of a given month.

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Unless earlier terminated by the Fund, the Expense Limitation and Reimbursement Agreement will have an initial term ending one (1) year from the date of the Fund’s final prospectus, and during such initial term, the Agreement may not be terminated by the Adviser. The Agreement will automatically renew for consecutive twelve-month terms thereafter, and the Agreement may not be terminated by the Adviser other than as of the end of the then current term. After the initial term, (i) the Fund may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice, and (ii) the Adviser may terminate the Expense Limitation and Reimbursement Agreement effective as of the end of the then current term upon 30 days’ written notice.

For a period not to exceed three years from the date on which a Waiver is made, if the estimated annualized Specified Expenses as of a given month are less than the Expense Limit, the Adviser may recoup amounts waived or assumed during the previous thirty-six months, provided the Adviser is able to effect such recoupment and the Fund will remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit.

The “Investment Management Fee” is calculated at an annual rate of 1.25%, payable monthly in arrears, accrued daily based upon the average daily value of the Fund’s “Managed Assets”. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). This means that during periods in which the Fund is using leverage, the fee paid to the Adviser will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund’s Managed Assets, which include those assets purchased with leverage. The Investment Management Fee is paid before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund.

Note 4 – Administration and Other Services

Administrator, Transfer Agent and Custodian

The Bank of New York Mellon (“BNY”) serves as the sub-administrator and custodian for the Fund. The Fund pays BNY tiered fees based on the average monthly NAV of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. The Fund also reimburses BNY for certain out-of-pocket expenses. BNY as custodian is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of the Fund’s portfolio securities. The Fund pays BNY tiered fees based on the average monthly NAV of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. The Fund also reimburses BNY for certain out-of-pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) serves as the transfer agent for the Fund. The Fund pays the Transfer Agent tiered fees based on the average monthly NAV of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. The Fund reimburses the Transfer Agent for certain out-of-pocket expenses.

Distribution and Service Plan

The Fund has adopted a Distribution and Service Plan which allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A Shares. Under the Distribution and Service Plan, the Fund may pay as compensation up to 0.50% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares (the “Distribution and Servicing Fee”) to the Fund’s Distributor and/or other qualified recipients. Payment of the Distribution and Servicing Fee is governed by the Distribution and Service Plan, which, pursuant to the conditions of a pending exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Servicing Fee is paid

B-1-4

out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. The Distribution and Servicing Fee is also excluded from the Expense Limitation and Reimbursement Agreement as discussed in Note 3. Class I Shares are not subject to the Distribution and Servicing Fee. Foreside Financial Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of shares of the Fund and acts as the agent of the Fund in connection with the continuous offering of shares of the Fund.

Note 5 – Organizational Expenses and Offering Costs

The Adviser has agreed to advance the Fund’s organizational expenses and offering costs already incurred and any additional costs incurred prior to the commencement of operations of the Fund. Organizational costs are expensed as incurred and are subject to recoupment by the Investment Adviser in accordance with the Fund’s Expense Limitation and Reimbursement Agreement discussed in Note 3. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 3, are accounted for as a deferred charge until Fund shares are offered to the public and will thereafter, be amortized to expense over twelve months on a straight-line basis.

As of December 31, 2025, the Adviser agreed to reimburse the organization costs of $772,440 incurred by the Fund for the period from March 17, 2025 (date of formation) to December 31, 2025, subject to the Expense Limitation and Reimbursement Agreement.

The total amount of the offering costs incurred by the Fund was $459,651 for the period from March 17, 2025 (date of formation) to December 31, 2025.

Note 6 – Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

As of December 31, 2025, the Fund had not yet commenced investment operations. Therefore, there are no tax matters requiring disclosure in these financial statements.

Note 7 – Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund shall enter into contracts that contain a variety of representations and that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. Currently, no such claims exist or are expected to arise and, accordingly, the Fund has not accrued any liability in connection with such indemnifications.

Note 8 – Subsequent Events

Management has evaluated the impact of all subsequent events through March 3, 2026, the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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APPENDIX B-2

UNAUDITED FINANCIAL STATEMENTS

B-2-1

Statement of Assets and Liabilities (Unaudited)

As of March 31, 2026

	Note
Assets
Cash and cash equivalents		$102,053
Deferred offering costs		602,805
Due from Adviser		944,162

Total assets		$1,649,020

Liabilities
Offering costs payable		$602,805
Organizational expenses payable		944,162

Total Liabilities		$1,546,967

Commitments and contingencies	7
Net Assets		$102,053
Net Assets consist of:
Paid-in Capital		$100,000
Total distributable earnings		2,053
Net Assets		$102,053
Class I Shares Outstanding (no par value; unlimited shares authorized)		10,000
Class A Shares Outstanding (no par value; unlimited shares authorized)		—
Offering Price and Net Asset Value Per Share		10.21

See accompanying Notes to Financial Statements (Unaudited)

B-2-2

Statement of Operations (Unaudited)

For the period from January 1, 2026 to March 31, 2026

	Note
Investment Income
Interest income		$2,053
Total investment income		$2,053

Expenses
Organizational expenses		$172,009

Total expenses		$172,009

Less: Expenses reimbursed by Adviser	3	(172,009)

Net expenses		$—

Net investment income		$2,053

Net increase (decrease) in net assets resulting from operations		$2,053

See accompanying Notes to Financial Statements (Unaudited)

Notes to Financial Statements (Unaudited)

Note 1 – Organization

Man Alternative Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 17, 2025. The Fund changed its name from Man Diversified Income Fund to Man Alternative Income Fund effective August 15, 2025 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as a continuously offered closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund intends to operate as an “interval fund”.

The Fund has had no operations to date other than matters relating to its organization and registration as an investment company under the 1940 Act and the sale and issuance of 10,000 Class I shares of the Fund to an affiliate of the Adviser at $10 per share for an aggregate purchase price of $100,000. As of the date of these financial statements, an affiliate of the Adviser owned 100% of the outstanding Class I shares of the Fund. The Fund will offer two separate classes of shares designated as Class I and Class A shares.

The Fund’s investment objective is to seek to provide high current income and attractive risk-adjusted returns.

Man Solutions LLC (the “Adviser”) serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Fund. The Adviser has entered into investment sub-advisory agreements with each of Man Solutions Limited, a limited company organized under the laws of England and Wales (“MSL”), GLG LLC (“Man GLG”), a Delaware limited liability company, GLG Partners LP (“GLG Partners”), a partnership registered under the Limited Partnership Act of 1907 of England and Wales, Varagon Capital Partners L.P. (“Man Varagon”), a Delaware limited partnership, and Man Global Private Markets (USA) Inc. (“GPM US”).

Note 2 – Summary of Significant Accounting Policies

Basis of presentation

The Fund’s financial statements have been prepared in conformity with United States generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. Dollars (“USD”).

Management has determined that the Fund is an investment company in conformity with U.S. GAAP and follows the accounting and reporting guidance for investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946”).

B-2-3

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash held in banks and highly liquid investments with maturities of three or fewer months at the time of acquisition. As of March 31, 2026, the Fund’s cash and cash equivalents balance consisted of cash held in an interest bearing custodial account at The Bank of New York Mellon. There were no cash equivalents as of March 31, 2026.

Use of Estimates

The preparation of these financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Allocation of income or expenses

Income, expenses, and realized gain/(loss) and change in unrealized appreciation/(depreciation) are allocated pro-rata to each Share class based on their respective NAV. Any cost, related liabilities and/or benefits of such share class specific investment will be for the account of that share class only.

Note 3 – Related Party

Investment Advisory Agreement

The Fund entered into an Investment Advisory Agreement with the Adviser on October 1, 2025. The Fund will pay a management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 1.25% based on the average daily value of the Fund’s “Managed Assets”. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Fees for any partial month shall be appropriately prorated.

The Fund has entered into an Administration Agreement, dated October 1, 2025, with Man Solutions LLC. Under the terms of the Administration Agreement, Man Solutions LLC will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, overseeing the calculation of NAV, and generally managing the administrative affairs of the Fund. In consideration for its administrative services, the Fund will reimburse Man Solutions LLC for costs and expenses incurred in performing its obligations and providing personnel and facilities under the Administration Agreement, including the costs and expenses charged by BNY (as defined below) for sub-administrator services.

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive the Investment Management Fee and/or to assume or reimburse expenses of the Fund (the “Waiver”), if required to ensure the Total Annual Expenses (excluding the Investment Management Fee, any taxes, fees and interest payments on borrowed funds, shareholder servicing and distribution fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 0.50% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”). “Total Annual Expenses” means the Fund’s total annual operating expenses excluding the Investment Management Fee, any taxes, fees and interest payments on borrowed funds, shareholder servicing and distribution fees, brokerage and distribution costs and expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses. “Specified Expenses” means the estimated annualized Total Annual Expenses as of a given month.

B-2-4

Unless earlier terminated by the Fund, the Expense Limitation and Reimbursement Agreement will have an initial term ending one (1) year from the date of the Fund’s final prospectus, and during such initial term, the Agreement may not be terminated by the Adviser. The Agreement will automatically renew for consecutive twelve-month terms thereafter, and the Agreement may not be terminated by the Adviser other than as of the end of the then current term. After the initial term, (i) the Fund may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice, and (ii) the Adviser may terminate the Expense Limitation and Reimbursement Agreement effective as of the end of the then current term upon 30 days’ written notice.

For a period not to exceed three years from the date on which a Waiver is made, if the estimated annualized Specified Expenses as of a given month are less than the Expense Limit, the Adviser may recoup amounts waived or assumed during the previous thirty-six months, provided the Adviser is able to effect such recoupment and the Fund will remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit.

The “Investment Management Fee” is calculated at an annual rate of 1.25%, payable monthly in arrears, accrued daily based upon the average daily value of the Fund’s “Managed Assets”. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). This means that during periods in which the Fund is using leverage, the fee paid to the Adviser will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund’s Managed Assets, which include those assets purchased with leverage. The Investment Management Fee is paid before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund.

Note 4 – Administration and Other Services

Administrator, Transfer Agent and Custodian

The Bank of New York Mellon (“BNY”) serves as the sub-administrator and custodian for the Fund. The Fund pays BNY tiered fees based on the average monthly NAV of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. The Fund also reimburses BNY for certain out-of-pocket expenses. BNY as custodian is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of the Fund’s portfolio securities. The Fund pays BNY tiered fees based on the average monthly NAV of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. The Fund also reimburses BNY for certain out-of-pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) serves as the transfer agent for the Fund. The Fund pays the Transfer Agent tiered fees based on the average monthly NAV of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. The Fund reimburses the Transfer Agent for certain out-of-pocket expenses.

Distribution and Service Plan

The Fund has adopted a Distribution and Service Plan which allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A Shares. Under the Distribution and Service Plan, the Fund may pay as compensation up to 0.50% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares (the “Distribution and Servicing Fee”) to the Fund’s Distributor and/or other qualified recipients. Payment of the Distribution and Servicing Fee is governed by the Distribution and Service Plan, which, pursuant to the conditions of a pending exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Servicing Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. The Distribution and

B-2-5

Servicing Fee is also excluded from the Expense Limitation and Reimbursement Agreement as discussed in Note 3. Class I Shares are not subject to the Distribution and Servicing Fee. Foreside Financial Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of shares of the Fund and acts as the agent of the Fund in connection with the continuous offering of shares of the Fund.

Note 5 – Organizational Expenses and Offering Costs

The Adviser has agreed to advance the Fund’s organizational expenses and offering costs already incurred and any additional costs incurred prior to the commencement of operations of the Fund. Organizational costs are expensed as incurred and are subject to recoupment by the Investment Adviser in accordance with the Fund’s Expense Limitation and Reimbursement Agreement discussed in Note 3. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 3, are accounted for as a deferred charge until Fund shares are offered to the public and will thereafter, be amortized to expense over twelve months on a straight-line basis.

As of March 31, 2026, the Adviser agreed to reimburse the organization costs of $945,078 incurred by the Fund for the period from March 17, 2025 (date of formation) to March 31, 2026, subject to the Expense Limitation and Reimbursement Agreement.

The total amount of the offering costs incurred by the Fund was $459,651 for the period from March 17, 2025 (date of formation) to December 31, 2025. The total amount of the offering costs incurred by the Fund was $143,589 for the period from January 1, 2026 to March 31, 2026.

Note 6 – Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

As of March 31, 2026, the Fund had not yet commenced investment operations. Therefore, there are no tax matters requiring disclosure in these financial statements.

Note 7 – Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund shall enter into contracts that contain a variety of representations and that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. Currently, no such claims exist or are expected to arise and, accordingly, the Fund has not accrued any liability in connection with such indemnifications.

Note 8 – Subsequent Events

Management has evaluated the impact of all subsequent events through May 28, 2026, the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

B-2-6

PART C

OTHER INFORMATION

Item 25. Financial Statements And Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

(1)	Financial Statements:

Part A: None.

Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Statement of Operations, Notes to Financial Statement

(2)	Exhibits:

	(a)	(1)	Certificate of Trust(1)

		(2)	Declaration of Trust(1)

		(3)	Amended and Restated Declaration of Trust(3)

		(4)	Certificate of Amendment to Certificate of Trust(2)

	(b)	Bylaws(2)

	(c)	Not applicable.

	(d)	Multiple Class Plan(2)

	(e)	Dividend Reinvestment Plan(2)

	(f)	Not applicable.

	(g)	(1)	Investment Management Agreement(2)

		(2)	Investment Management Fee Waiver Agreement(2)

		(3)	Sub-Advisory Agreement with GLG LLC(2)

		(4)	Sub-Advisory Agreement with GLG Partners LP(2)

		(5)	Sub-Advisory Agreement with Varagon Capital Partners, L.P.(2)

		(6)	Sub-Advisory Agreement with Man Global Private Markets (USA) Inc.(2)

		(7)	Sub-Advisory Agreement with Man Solutions Limited(2)

	(h)	(1)	Distribution Agreement(2)

		(2)	Form of Selected Intermediary Agreement(2)

		(3)	Distribution and Service Plan(2)

	(i)	Not applicable.

	(j)	Custody Agreement(2)

	(k)	(1)	Administration Agreement(2)

		(2)	Transfer Agency and Service Agreement(2)

		(3)	Expense Limitation and Reimbursement Agreement(2)

	(l)	Opinion and Consent of Delaware Counsel(3)

	(m)	Not applicable.

	(n)	Consent of Independent Registered Public Accounting Firm(4)

	(o)	Not applicable.

	(p)	Initial Subscription Agreement(2)

	(q)	Not applicable.

	(r)	(1)	Code of Ethics of Registrant(3)

		(2)	Code of Ethics of Man Solutions LLC(3)

		(3)	Code of Ethics of GLG LLC(3)

		(4)	Code of Ethics of GLG Partners LP(3)

		(5)	Code of Ethics of Varagon Capital Partners, L.P.(3)

		(6)	Code of Ethics of Man Global Private Markets (USA) Inc.(3)

		(7)	Code of Ethics of Man Solutions Limited(3)

		(8)	Code of Ethics of Distributor(3)

	(s)	Not applicable.

	(t)	Power of Attorney(2)

(1)	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 333-288204), filed on June 20, 2025.

(2)	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 333-288204), filed on September 26, 2025.

(3)	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 333-288204), filed on March 4, 2026.

(4)	Filed herewith.

Item 26. Marketing Arrangements

See the Distribution Agreement and Selected Intermediary Agreement, forms of which have been filed as Exhibit (h)(1) and (h)(2), respectively, to this Registration Statement.

Item 27. Other Expenses Of Issuance And Distribution

Not applicable.

Item 28. Persons Controlled By Or Under Common Control With The Registrant

Immediately prior to this offering, Man Investments Finance Inc., a Delaware corporation, will own 100% of the outstanding common shares of the Registrant due to the contribution of seed capital. See “Control Persons and Principal Shareholders” in the Prospectus contained herein.

Item 29. Number Of Holders Of Shares

The following table sets forth the number of record holders of Shares as of May 28, 2026:

Title Of Class	Number of Record Holders
Class A Shares	0
Class I Shares	1

Item 30. Indemnification

The Registrant is organized as a Delaware statutory trust and is operated pursuant to its Amended and Restated Declaration of Trust that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”). Article V, Section 5.3 of the Registrant’s Amended and Restated Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business And Other Connections of Adviser

Man Solutions LLC (“Man Solutions”) serves as the investment adviser to the Registrant. Man Solutions is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which Man Solutions and its executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in Man Solutions’ Form ADV (File No. 801-72402), as filed with the SEC and incorporated herein by reference.

GLG LLC (“Man GLG US”) serves as an investment sub-adviser to the Registrant. Man GLG US is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which Man GLG US and its executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in Man GLG US’s Form ADV (File No. 801-65571), as filed with the SEC and incorporated herein by reference.

GLG Partners LP (“Man GLG UK”) serves as an investment sub-adviser to the Registrant. Man GLG UK is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which Man GLG UK and its executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in Man GLG UK’s Form ADV (File No. 801-78835), as filed with the SEC and incorporated herein by reference.

Varagon Capital Partners, L.P. (“Man Varagon”) serves as an investment sub-adviser to the Registrant. Man Varagon is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which Man Varagon and its executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in Man Varagon’s Form ADV (File No. 801-107473), as filed with the SEC and incorporated herein by reference.

Man Global Private Markets (USA) Inc. (“Man GPM”) serves as an investment sub-adviser to the Registrant. Man GPM is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which Man GPM and its executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in Man GPM’s Form ADV (File No. 801-108173), as filed with the SEC and incorporated herein by reference.

Man Solutions Limited (“MSL”) serves as an investment sub-adviser to the Registrant. MSL is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which MSL and its executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in MSL’s Form ADV (File No. 801-57108), as filed with the SEC and incorporated herein by reference.

Item 32. Location Of Accounts And Records

All accounts, books and other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder, are maintained at the offices of (1) the Registrant’s custodian, The Bank of New York Mellon, (2) the Registrant’s investment adviser and administrator, Man Solutions LLC, and/or (3) the Registrant’s sub-advisers. The address of each is as follows:

1.	The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

2.	Man Solutions LLC

1345 Avenue of the Americas, 21st Floor

New York, NY 10105

3.	GLG LLC

1345 Avenue of the Americas, 21st Floor

New York, NY 10105

4.	GLG Partners LP

Riverbank House, 2 Swan Lane

City of London, London EC4R 3 AD

United Kingdom

5.	Varagon Capital Partners, L.P.

151 West 42nd Street, 53rd Floor

New York, NY 10036

6.	Man Global Private Markets (USA) Inc.

1345 Avenue of the Americas, 21st Floor

New York, NY 10105

7.	Man Solutions Limited

Riverbank House, 2 Swan Lane

City of London, London EC4R 3 AD

United Kingdom

Item 33. Management Services

Not Applicable

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement

(b)

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)

each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes:

(a)

for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)

for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of May, 2026.

MAN ALTERNATIVE INCOME FUND

By:	/s/ Samuel J. Thompson
Name:	Samuel J. Thompson
Title:	Trustee, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the 28th day of May, 2026.

Signature	Capacity

/s/ Samuel J. Thompson Samuel J. Thompson	Trustee, President and Chief Executive Officer (Principal Executive Officer)

/s/ Robert Bourgeois Robert Bourgeois	Trustee and Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ Russell A. Emery* Russell A. Emery	Trustee

/s/ Shawn Hessing* Shawn Hessing	Trustee

/s/ Michael J. Crinieri* Michael J. Crinieri	Trustee

*By:	/s/ Lisa Muñoz
Lisa Muñoz
As Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description

(n)	Consent of Independent Registered Public Accounting Firm